As filed with the Securities and Exchange Commission on February 28, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             (Exact Name of the Registrant as Specified in Charter)

                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

                    Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                   (Names and Addresses of agents for service)

       Registrant's Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

BALANCED PORTFOLIO(R)

B1014 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

BALANCED PORTFOLIO MANAGERS' COMMENTARY

During 2006, the equity portion of the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio generated gains, with strong stock selection contributing to performance versus the Russell Midcap(R) Growth Index. Helped by a second half bond market rally, the Portfolio's fixed income component also provided a positive return.

EQUITIES

In the equity markets, small-cap stocks outpaced large-caps in 2006, with each taking the lead for several months. Across the market-cap spectrum, value stocks outperformed their growth counterparts as Information Technology and Health Care -- the two largest components within the growth benchmarks -- were among the weakest performing sectors of the year.

Among our equity holdings, the largest contributors to results were securities within the Health Care and Information Technology sectors. Stock selection within Financials was also additive. Although Energy was the benchmark's weakest performing sector, security selection in the group was favorable, as it was in the Consumer Discretionary and Telecom sectors.

In aggregate, sector allocation was a neutral factor, with an overweight in Telecom -- the strongest performing sector of the year -- providing most of the value added in the area. Stock selection in Consumer Staples and Industrials had the most negative impact on relative portfolio performance.

In general, we currently think that sectors that worked in the latter part of 2006 will continue to do well in 2007, including pro-cyclical sectors such as Information Technology and Industrials. While we believe that, longer term, Energy will provide earnings growth potential due to worldwide demand, in the near term, we are concerned about the impact of weak gas and oil prices. Therefore, we remain slightly underweight and will continue to opportunistically look to further underweight the sector relative to the benchmark.

In contrast, we are finding good growth potential in the Telecom sector, which remains an overweighted position. The Portfolio also has a slight overweight in Health Care. Consumer Discretionary and Staples sectors remain underweights.

FIXED INCOME

In the fixed income markets, the year was marked by the first inversion of the yield curve (in which longer term investments yield less than shorter term investments) since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession, although most investors appear not to be holding this pessimistic view.

Yields were inverted or flat throughout 2006, as investors equivocated about the potential effect of economic data on monetary policy. Beginning in June, the bond market rallied strongly, due to a combination of slower economic growth and the realization of the long-anticipated pause in the Federal Reserve's two-year tightening campaign.

As of year-end, we feel that the market is overly optimistic in pricing in aggressive, near-term rate cuts by the Federal Reserve, which continues to be concerned about inflation. We are maintaining a defensive posture, albeit less than in the recent past, with duration (measuring the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our fixed income benchmark.

During the year, we made opportunistic sector allocations in order to enhance yield. The most significant of these was toward AAA rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U. S. government agency notes. These transactions allowed us to increase the portfolio's yield and credit quality.

The economy has remained more resilient than many onlookers would have forecasted, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. Combined with persistent tightening of monetary policy, this gives us some concern about the increased potential for heightened event risk, as all of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small allocation to BBB rated securities.

We currently expect to remain defensively positioned with regard to duration, and will return to a neutral stance once market pricing is more consistent with Fed policy communications. With corporate spreads still tight and heightened event risk continuing to be an issue, we intend to maintain our high-quality bias and avoid exposing the portfolio to unnecessary credit risk.

Sincerely,


/s/ John Dugenske                         /s/ Thomas Sontag
---------------------------------------   --------------------------------------


                     /s/ Kenneth J. Turek
                     --------------------------------------

                         JOHN DUGENSKE, THOMAS SONTAG,
                                KENNETH J. TUREK
                             PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                                 MERRILL LYNCH
                   BALANCED         1-3 YEAR       RUSSELL MIDCAP(R)
                  PORTFOLIO    TREASURY INDEX(2)       GROWTH(2)       RUSSELL MIDCAP(R)(2)
1 YEAR                10.67%         3.96%               10.66%               15.26%
5 YEAR                 4.94%         2.82%                8.22%               12.88%
10 YEAR                6.53%         4.69%                8.62%               12.14%
LIFE OF FUND           8.12%         5.94%               11.89%               13.65%
-------------------------------------------------------------------------------------------
INCEPTION DATE   02/28/1989

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_balanced_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                          Merrill Lynch
              Balanced      1-3 Year      Russell Midcap(R)
             Portfolio   Treasury Index        Growth         Russell Midcap(R)
12/31/1996    $10,000       $10,000            $10,000             $10,000
12/31/1997    $11,945       $10,666            $12,254             $12,901
12/31/1998    $13,400       $11,412            $14,443             $14,203
12/31/1999    $17,897       $11,761            $21,852             $16,793
12/31/2000    $17,083       $12,702            $19,284             $18,178
12/31/2001    $14,801       $13,756            $15,398             $17,156
12/31/2002    $12,263       $14,548            $11,178             $14,379
12/31/2003    $14,259       $14,824            $15,953             $20,139
12/31/2004    $15,586       $14,958            $18,422             $24,211
12/31/2005    $17,017       $15,207            $20,651             $27,274
12/31/2006    $18,833       $15,810            $22,852             $31,436

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Asset Backed                                             2.0%
Corporate Debt                                          10.6
Common Stock                                            61.5
Mortgage-Backed Securities                              22.1
U.S. Government Agency Securities                        2.0
Short-Term Investments                                   0.7
Repurchase Agreements                                    1.8
Liabilities, less cash, receivables and other assets    (0.7)

ENDNOTES

(1.) 10.67%, 4.94%, and 6.53% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/ performance_ins_amt_balanced_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000(R) Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about
                                                actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the
                                                period. Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid
                                                During the Period" to estimate the expenses you paid over
                                                the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of
                                                return at 5% per year before expenses. This return is not
                                                the fund's actual return. The hypothetical account values
                                                and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You
                                                may use this information to compare the ongoing costs of
                                                investing in this fund versus other funds. To do so,
                                                compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the
                                                shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

                                                      EXPENSES
                            BEGINNING    ENDING     PAID DURING
                             ACCOUNT    ACCOUNT     THE PERIOD*
                              VALUE      VALUE        7/1/06 -
ACTUAL                        7/1/06    12/31/06      12/31/06
---------------------------------------------------------------
Class I                     $1,000.00   $1,054.10      $6.19

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                     $1,000.00   $1,019.17      $6.09

* Expenses are equal to the annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

NUMBER OF SHARES                                                   MARKET VALUE+
COMMON STOCKS (61.5%)

AEROSPACE (2.1%)
  10,500   Precision Castparts                                     $   821,940
  11,500   Rockwell Collins                                            727,835
                                                                   -----------
                                                                     1,549,775
BASIC MATERIALS (1.7%)
  14,500   Airgas, Inc.                                                587,540
   4,000   Albemarle Corp.                                             287,200
   7,500   Ecolab Inc.                                                 339,000
                                                                   -----------
                                                                     1,213,740
BIOTECHNOLOGY (2.0%)
  16,500   Celgene Corp.                                               949,245*
   8,000   Gilead Sciences                                             519,440*
                                                                   -----------
                                                                     1,468,685
BUSINESS SERVICES (7.5%)
  17,500   Alliance Data Systems                                     1,093,225*
  36,000   CB Richard Ellis Group                                    1,195,200*
  10,000   Corporate Executive Board                                   877,000
   6,000   Corrections Corporation of America                          271,380*
   5,500   Iron Mountain                                               227,370*
   6,000   MasterCard, Inc. Class A                                    590,940
  13,500   NeuStar, Inc.                                               437,940*
   2,500   Stericycle, Inc.                                            188,750*
  12,000   VeriFone Holdings                                           424,800*
   4,100   VistaPrint Ltd.                                             135,751*
                                                                   -----------
                                                                     5,442,356
CABLE SYSTEMS (0.3%)
   8,000   Liberty Global Class A                                      233,200*

COMMUNICATIONS EQUIPMENT (0.8%)
   8,500   Harris Corp.                                                389,810
   6,500   SBA Communications                                          178,750*
                                                                   -----------
                                                                       568,560
CONSUMER DISCRETIONARY (0.5%)
   8,000   Laureate Education                                          389,040*

CONSUMER STAPLES (1.5%)
   4,500   Chattem Inc.                                                225,360*
   5,500   Dean Foods                                                  232,540*
  14,000   Shoppers Drug Mart                                          601,346
                                                                   -----------
                                                                     1,059,246
ELECTRICAL & ELECTRONICS (0.3%)
   7,000   Molex Inc.                                                  221,410

ENERGY (4.2%)
  25,500   Denbury Resources                                           708,645*
  10,000   Dresser-Rand Group                                          244,700*
   4,500   Murphy Oil                                                  228,825
   7,000   National-Oilwell Varco                                      428,260*
  19,000   Range Resources                                             521,740
  11,400   Smith International                                         468,198
   9,000   XTO Energy                                                  423,450
                                                                   -----------
                                                                     3,023,818
FINANCIAL SERVICES (4.2%)
   7,000   AerCap Holdings NV                                      $   162,260*
   9,000   AmeriCredit Corp.                                           226,530*^^
   2,000   Chicago Mercantile Exchange                               1,019,500
   5,750   GFI Group                                                   357,995*
   8,500   Moody's Corp.                                               587,010
  13,500   Nuveen Investments                                          700,380
                                                                   -----------
                                                                     3,053,675
FOOD PRODUCTS (0.5%)
   9,500   Corn Products International                                 328,130

HEALTH CARE (6.4%)
   3,000   Allergan, Inc.                                              359,220
  13,000   Allscripts Healthcare Solutions                             350,870*^^
  13,500   Cerner Corp.                                                614,250*
  23,200   Cytyc Corp.                                                 656,560*
   4,500   Digene Corp.                                                215,640*
   6,750   Gen-Probe                                                   353,498*
   5,500   Healthways, Inc.                                            262,405*
  12,500   Pharmaceutical Product Development                          402,750
  15,000   Psychiatric Solutions                                       562,800*
   6,500   Trimble Navigation                                          329,745*
  15,500   VCA Antech                                                  498,945*
                                                                   -----------
                                                                     4,606,683
INDUSTRIAL (2.7%)
   8,000   Danaher Corp.                                               579,520
   9,500   Dover Corp.                                                 465,690
  15,700   Fastenal Co.                                                563,316
   4,000   Fluor Corp.                                                 326,600
                                                                   -----------
                                                                     1,935,126
LEISURE (3.8%)
  10,500   Gaylord Entertainment                                       534,765*
   8,500   Hilton Hotels                                               296,650
  13,500   Marriott International                                      644,220
  10,000   Penn National Gaming                                        416,200*
  10,000   Scientific Games Class A                                    302,300*
   7,000   Station Casinos                                             571,690
                                                                   -----------
                                                                     2,765,825
MEDIA (1.8%)
   5,000   E.W. Scripps                                                249,700
   6,000   Focus Media Holding ADR                                     398,340*
  10,500   Grupo Televisa GDS                                          283,605
   5,500   Lamar Advertising                                           359,645*
                                                                   -----------
                                                                     1,291,290
MEDICAL EQUIPMENT (3.6%)
   5,500   C.R. Bard                                                   456,335
   8,000   Hologic, Inc.                                               378,240*
   2,050   Intuitive Surgical                                          196,595*
  14,500   Kyphon Inc.                                                 585,800*
  10,000   ResMed Inc.                                                 492,200*
  10,000   Varian Medical Systems                                      475,700*
                                                                   -----------
                                                                     2,584,870
METALS (0.3%)
   4,000   Freeport-McMoRan Copper & Gold                              222,920

NUMBER OF SHARES                                                   MARKET VALUE+
PUBLISHING & BROADCASTING (0.3%)
   6,500   R.R. Donnelley                                          $   231,010

RETAIL (4.4%)
   5,000   Abercrombie & Fitch                                         348,150
  12,000   AnnTaylor Stores                                            394,080*
  24,000   Coach, Inc.                                               1,031,040*
  15,000   Nordstrom, Inc.                                             740,100
   5,500   O' Reilly Automotive                                        176,330*
   6,000   Polo Ralph Lauren                                           465,960
                                                                   -----------
                                                                     3,155,660
SEMICONDUCTORS (2.1%)
   6,500   Diodes Inc.                                                 230,620*
   6,500   MEMC Electronic Materials                                   254,410*
  16,000   Microchip Technology                                        523,200
  10,000   QLogic Corp.                                                219,200*
   7,000   Varian Semiconductor Equipment                              318,640*
                                                                   -----------
                                                                     1,546,070
SOFTWARE (1.3%)
  13,000   Autodesk, Inc.                                              525,980*
   8,000   Citrix Systems                                              216,400*
   4,000   Electronic Arts                                             201,440*
                                                                   -----------
                                                                       943,820
TECHNOLOGY (4.4%)
   5,500   Akamai Technologies                                         292,160*
  33,500   Arris Group                                                 419,085*
  14,500   Cognizant Technology Solutions                            1,118,820*
   6,500   Fidelity National Information Services                      260,585
   6,500   GSI Commerce                                                121,875*
  12,500   Logitech International S.A.                                 357,375*
   9,000   Network Appliance                                           353,520*
   6,000   NVIDIA Corp.                                                222,060*
                                                                   -----------
                                                                     3,145,480
TELECOMMUNICATIONS (4.1%)
  18,300   American Tower                                              682,224*
  36,500   Dobson Communications                                       317,915*
  15,500   Leap Wireless International                                 921,785*
  16,000   NII Holdings                                              1,031,040*
                                                                   -----------
                                                                     2,952,964
TRANSPORTATION (0.5%)
   9,500   C.H. Robinson Worldwide                                     388,455

UTILITIES (0.2%)
   4,000   Mirant Corp.                                                126,280*
                                                                   -----------
TOTAL COMMON STOCKS
   (COST $29,014,096)                                               44,448,088
                                                                   -----------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                 RATING~      MARKET VALUE+
                                                                             MOODY'S    S&P
U.S. GOVERNMENT AGENCY SECURITIES (2.0%)
$  430,000   Fannie Mae, Notes, 5.38%, due 8/15/09                             AGY      AGY   $   434,151
   600,000   Fannie Mae, Notes, 3.25%, due 8/15/08                             AGY      AGY       583,162
   425,000   Freddie Mac, Notes, 4.38%, due 11/16/07                           AGY      AGY       421,882??
                                                                                              -----------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                (COST $1,441,798)                                                               1,439,195
                                                                                              -----------
MORTGAGE-BACKED SECURITIES (22.1%)

ADJUSTABLE RATE MORTGAGES (16.3%)
   361,965   Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
                5.38%, due 1/25/36                                             Aaa      AAA       361,029
   144,088   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                5.37%, due 9/20/35                                             Aaa      AAA       143,452
   356,481   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                5.69%, due 11/20/35                                                     AAA       359,137
   269,020   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
                5.91%, due 2/20/36                                                      AAA       270,621
   487,880   Banc of America Funding Corp., Ser. 2006-H, Class 2A3,
                6.74%, due 9/20/46                                                      AAA       497,715
   765,271   Bear Stearns ALT-A Trust, Ser. 2006-3, Class 22A1,
                6.23%, due 5/25/36                                             Aaa      AAA       774,794
   709,471   Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1,
                6.48%, due 7/25/36                                             Aaa      AAA       722,836??
   713,273   Countrywide Home Loans, Ser. 2006-HYB3, Class 1A1A,
                5.52%, due 5/20/36                                             Aaa      AAA       717,313
   482,179   Credit Suisse First Boston Mortgage Securities Corp.,
                Ser. 2004-AR4, Class 2A1, 4.68%, due 5/25/34                   Aaa      AAA       477,429
   366,556   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
                Class 2A1, 5.45%, due 11/25/35                                          AAA       364,743
   363,695   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1,
                Class 1A1, 5.62%, due 4/19/36                                  Aaa      AAA       363,737
   241,707   Harborview Mortgage Loan Trust, Floating Rate,
                Ser. 2004-4, Class 3A, 2.97%, due 1/19/07                      Aaa      AAA       240,670!
   437,564   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
                6.44%, due 6/19/36                                             Aaa      AAA       445,484
   353,445   Indymac INDX Mortgage Loan Trust, Ser. 2005-AR23,
                Class 2A1, 5.55%, due 11/25/35                                 Aaa      AAA       353,511
   754,779   Indymac INDX Mortgage Loan Trust, Ser. 2006-AR3,
                Class 2A1A, 6.41%, due 3/25/36                                 Aaa      AAA       766,904
   780,474   JP Morgan Alternative Loan Trust, Ser. 2006-A2,
                Class 3A1, 5.95%, due 5/25/36                                           AAA       788,644
   342,828   JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1,
                5.63%, due 10/25/35                                                     AAA       343,472
   292,827   Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%,
                due 1/25/07                                                    Aaa      AAA       289,657!
   621,402   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
                Class 3A2, 5.06%, due 7/25/35                                  Aaa      AAA       617,568
   553,811   Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1,
                Class 2A1, 4.55%, due 12/25/34                                          AAA       546,463
   268,757   Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1,
                4.65%, due 8/13/42                                                      AAA       265,110
   360,203   Nomura Asset Acceptance Corp., Ser. 2005-AR6, Class 2A1,
                5.75%, due 12/25/35                                            Aaa      AAA       362,499
   813,097   Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2,
                6.59%, due 4/25/36                                             Aaa      AAA       832,145
   359,277   Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
                5.62%, due 9/25/35                                             Aaa      AAA       359,542
   525,000   WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9,
                Class A7, 4.15%, due 8/25/34                                   Aaa      AAA       511,008
                                                                                              -----------
                                                                                               11,775,483
                                                                                              -----------

PRINCIPAL AMOUNT                                                                 RATING~      MARKET VALUE+
                                                                             MOODY'S    S&P
COMMERCIAL MORTGAGE BACKED (3.7%)
$  283,998   Banc of America Commercial Mortgage, Inc., Ser. 2005-1,
                Class A1, 4.36%, due 11/10/42                                           AAA   $   282,134
   660,457   Banc of America Commercial Mortgage, Inc., Ser. 2006-3,
                Class A1, 5.68%, due 7/10/44                                            AAA       665,592
   371,756   Banc of America Commercial Mortgage, Inc., Ser. 2005-6,
                Class A1, 5.00%, due 9/10/47                                   Aaa      AAA       369,509
   370,669   Credit Suisse First Boston Mortgage Securities Corp.,
                Ser. 2005-C6, Class A1, 4.94%, due 12/15/40                    Aaa      AAA       367,880
   196,595   GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1,
                Class A1, 4.97%, due 11/10/45                                           AAA       195,344
   402,226   JP Morgan Chase Commercial Mortgage Securities Corp.,
                Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                  Aaa      AAA       399,684
   354,546   LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1,
                5.48%, due 3/15/39                                             Aaa      AAA       356,182
                                                                                              -----------
                                                                                                2,636,325
                                                                                              -----------
MORTGAGE-BACKED NON-AGENCY (1.1%)
   213,898   Countrywide Home Loans, Ser. 2005-R2, Class 2A4,
                8.50%, due 6/25/35                                             Aaa      AAA       229,457@
   423,794   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
                8.50%, due 3/25/35                                             Aaa      AAA       450,229@
    89,882   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
                8.50%, due 9/25/35                                             Aaa      AAA        95,540
                                                                                              -----------
                                                                                                  775,226
                                                                                              -----------
FANNIE MAE (0.3%)
   209,997   Whole Loan, Ser. 2004-W8, Class PT, 10.23%, due 6/25/44           Aaa      AAA       234,711
                                                                                              -----------
FREDDIE MAC (0.7%)
    25,824   Pass-Through Certificates, 5.00%, due 2/1/07                      Aaa      AAA        25,718
    27,875   Pass-Through Certificates, 5.50%, due 2/1/07                      Aaa      AAA        27,826
   265,287   Pass-Through Certificates, 8.00%, due 11/1/26                     Aaa      AAA       279,507
   179,762   Pass-Through Certificates, 8.50%, due 10/1/30                     Aaa      AAA       192,555
                                                                                              -----------
                                                                                                  525,606
                                                                                              -----------
             TOTAL MORTGAGE-BACKED SECURITIES
                (COST $15,957,499)                                                             15,947,351
                                                                                              -----------
CORPORATE DEBT SECURITIES (10.6%)

AUTOMOBILE MANUFACTURERS (0.2%)
   190,000   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
                4.05%, due 6/4/08                                              Baa1     BBB       185,941
                                                                                              -----------
BANKS (0.9%)
   160,000   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08           Aa2      AA-       157,586
   250,000   BankBoston NA, Subordinated Notes, 6.50%, due 12/19/07            Aa2      AA-       251,477??
   250,000   Wells Fargo & Co., Notes, 3.13%, due 4/1/09                       Aa1      AA        239,090
                                                                                              -----------
                                                                                                  648,153
                                                                                              -----------
COMPUTERS (0.4%)
   280,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                      A3       A-       280,306
                                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES (6.0%)
   300,000   Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08                  A1       A+       295,856
   300,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07             A2       A+       300,222??
   145,000   Chase Manhattan Corp., Subordinated Notes, 7.25%,
                due 6/1/07                                                      A1       A        145,904??
   250,000   CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08                  A2       A        243,979??
   100,000   Citigroup, Inc., Unsecured Notes, 4.25%, due 7/29/09              Aa1      AA-        97,861

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                 RATING~      MARKET VALUE+
                                                                             MOODY'S   S&P
$  500,000   Citigroup, Inc., Notes, 5.00%, due 3/6/07                         Aa1      AA-   $   499,649??
   600,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08              Aa3      AA-       593,144??
   300,000   HSBC Finance Corp., Notes, 4.13%, due 12/15/08                    Aa3      AA-       294,043
   300,000   International Lease Finance Corp., Unsubordinated Notes,
                3.50%, due 4/1/09                                               A1      AA-       288,577
   225,000   John Deere Capital Corp., Notes, 3.90%, due 1/15/08                A3       A        221,858
   175,000   MBNA Corp., Notes, 4.63%, due 9/15/08                             Aa2      AA-       172,915
   300,000   Merrill Lynch & Co., Medium-Term Notes, Ser. B, 4.00%,
                due 11/15/07                                                   Aa3      AA-       296,559
   300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                    Aa3      AA-       297,689??
   285,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                          Aa3      A+        285,189
   300,000   Toyota Motor Credit Corp., Medium-Term Notes, 2.70%,
                due 1/30/07                                                    Aaa      AAA       299,524??
                                                                                              -----------
                                                                                                4,332,969
                                                                                              -----------
HEALTHCARE-PRODUCTS (0.3%)
   190,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07              Baa3    BBB+       190,945??
                                                                                              -----------
INSURANCE (0.5%)
   400,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07              Aaa      AAA       396,508??
                                                                                              -----------
MEDIA (1.3%)
   215,000   British Sky Broadcasting, Guaranteed Notes, 8.20%,
                due 7/15/09                                                    Baa2     BBB       228,932
   275,000   Comcast Cable Communications, Notes, 8.38%, due 5/1/07            Baa2    BBB+       277,544??
   165,000   News America Holdings, Inc., Guaranteed Notes, 7.38%,
                due 10/17/08                                                   Baa2     BBB       170,272
   250,000   Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08            Baa2    BBB+       257,031??
                                                                                              -----------
                                                                                                  933,779
                                                                                              -----------
OIL & GAS (0.2%)
   135,000   Enterprise Products Operating LP, Senior Notes, 4.00%,
                due 10/15/07                                                   Baa3    BBB-       133,349
                                                                                              -----------
SAVINGS & LOANS (0.4%)
   285,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07          A3      A-        285,014
                                                                                              -----------
TELECOMMUNICATIONS (0.4%)
   290,000   Verizon Global Funding Corp., Senior Unsecured Notes,
                4.00%, due 1/15/08                                              A3      A         286,120??
                                                                                              -----------
             TOTAL CORPORATE DEBT SECURITIES
                (COST $7,721,614)                                                               7,673,084
                                                                                              -----------
ASSET-BACKED SECURITIES (2.0%)
   209,622   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3,
                3.34%, due 5/25/26                                             Aaa      AAA       206,209
   231,089   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3,
                3.48%, due 11/15/08                                            Aaa      AAA       229,650
   200,000   John Deere Owner Trust, Ser. 2005-A, Class A3,
                3.98%, due 6/15/09                                             Aaa      AAA       198,430
   265,655   Nissan Auto Receivables Owner Trust, Ser. 2005-A, Class A3,
                3.54%, due 10/15/08                                            Aaa      AAA       263,965
   470,000   Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO,
                20.00%, Interest Only Security, due 8/25/35                    Aaa      AAA        53,608
   728,382   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO,
                20.00%, Interest Only Security, due 10/25/35                   Aaa      AAA       100,211
   830,853   Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO,
                4.50%, Interest Only Security, due 1/25/36                     Aaa      AAA        23,239

PRINCIPAL AMOUNT                                                                 RATING~      MARKET VALUE+
                                                                             MOODY'S    S&P
$  709,167   Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO,
                10.00%, Interest Only Security, due 4/25/36                    Aaa      AAA   $    62,495@
   185,078   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2,
                4.15%, due 8/25/35                                             Aaa      AAA       183,637
   136,102   USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                due 7/15/09                                                    Aaa      AAA       135,075
                                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
                (COST $1,500,267)                                                               1,456,519
                                                                                              -----------
REPURCHASE AGREEMENTS (1.8%)
 1,320,000   State Street Bank and Trust Co., Repurchase Agreement,
                4.95%, due 1/2/07, dated 12/29/06, Maturity Value
                $1,320,726, Collateralized by $1,355,000 Federal Home
                Loan Bank, 4.13%, due 2/15/08
                (Collateral Value $1,360,043)
                (COST $1,320,000)                                                               1,320,000#
                                                                                              -----------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (0.7%)
   488,001   Neuberger Berman Securities Lending Quality Fund, LLC
                (COST $488,001)                                                                   488,001#+++
                                                                                              -----------
             TOTAL INVESTMENTS (100.7%)
                (COST $57,443,275)                                                             72,772,238##
             Liabilities, less cash, receivables and other assets [(0.7%)]                       (506,078)
                                                                                              -----------
             TOTAL NET ASSETS (100.0%)                                                        $72,266,160
                                                                                              -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $57,638,865. Gross unrealized appreciation of investments was $15,851,877 and gross unrealized depreciation of investments was $718,504, resulting in net unrealized appreciation of $15,133,373, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

@ Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At December 31, 2006, these securities amounted to $742,181 or 1.0% of net assets for the Fund.

?? All or a portion of this security is segregated as collateral for financial futures contracts.

! Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2006.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

~    Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES

                                                                       BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                             $ 72,284,237
   Affiliated issuers                                                    488,001
---------------------------------------------------------------------------------
                                                                      72,772,238
   Dividends and interest receivable                                     221,056
   Receivable for Fund shares sold                                        58,898
   Receivable for securities lending income (Note A)                       3,814
   Prepaid expenses and other assets                                       1,430
---------------------------------------------------------------------------------
TOTAL ASSETS                                                          73,057,436
---------------------------------------------------------------------------------
LIABILITIES
   Due to custodian                                                      100,530
   Payable for collateral on securities loaned (Note A)                  488,001
   Payable for securities purchased                                       70,124
   Payable for Fund shares redeemed                                       17,736
   Payable to investment manager--net (Notes A & B)                       34,372
   Payable to administrator (Note B)                                      18,750
   Payable for securities lending fees (Note A)                            2,782
   Payable for variation margin (Note A)                                   1,672
   Accrued expenses and other payables                                    57,309
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        791,276
---------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $ 72,266,160
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $ 85,629,231
   Undistributed net investment income (loss)                            875,496
   Accumulated net realized gains (losses) on investments            (29,553,316)
   Net unrealized appreciation (depreciation) in value of
      investments                                                     15,314,749
---------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $ 72,266,160
---------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)      6,317,309
---------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $      11.44
---------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                             $    471,260
*COST OF INVESTMENTS:
   Unaffiliated issuers                                             $ 56,955,274
   Affiliated issuers                                                    488,001
---------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                           $ 57,443,275
---------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                       BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                               $ 1,315,784
Income from investments in affiliated issuers (Note F)                   12,458
Dividend income--unaffiliated issuers                                   267,483
Income from securities loaned--net (Note F)                              24,955
Foreign taxes withheld                                                   (1,016)
--------------------------------------------------------------------------------
Total income                                                          1,619,664
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                407,296
Administration fees (Note B)                                            222,161
Audit fees                                                               38,426
Custodian fees (Note B)                                                 102,876
Insurance expense                                                         3,212
Legal fees                                                               11,456
Registration and filing fees                                             21,175
Shareholder reports                                                      40,118
Shareholder servicing agent fees                                          1,235
Trustees' fees and expenses                                              27,521
Miscellaneous                                                             3,967
--------------------------------------------------------------------------------
Total expenses                                                          879,443
Investment management fees waived (Note A)                                 (208)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                       (4,774)
--------------------------------------------------------------------------------
Total net expenses                                                      874,461
--------------------------------------------------------------------------------
Net investment income (loss)                                            745,203
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers             7,878,520
   Financial futures contracts                                           21,843
   Foreign currency                                                     (56,290)
   Net increase from payments by affiliates (Note B)                        695
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                (1,060,454)
   Financial futures contracts                                          (14,281)
   Foreign currency                                                     (21,853)
   -----------------------------------------------------------------------------
Net gain (loss) on investments                                        6,748,180
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 7,493,383
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                           BALANCED PORTFOLIO
                                                                      ----------------------------
                                                                         YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                2006            2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $    745,203   $    312,198
Net realized gain (loss) on investments                                  7,844,073      3,570,501
Net increase from payments by affiliates (Note B)                              695             --
Change in net unrealized appreciation (depreciation) of investments     (1,096,588)     2,566,429
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          7,493,383      6,449,128
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                     (585,710)      (711,567)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                4,869,838      4,349,994
Proceeds from reinvestment of dividends and distributions                  585,710        711,567
Payments for shares redeemed                                           (13,815,179)   (18,199,227)
--------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (8,359,631)   (13,137,666)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   (1,451,958)    (7,400,105)
NET ASSETS:
Beginning of year                                                       73,718,118     81,118,223
--------------------------------------------------------------------------------------------------
End of year                                                           $ 72,266,160   $ 73,718,118
--------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $    875,496   $    585,557
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2006 was $56,986.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, and amortization of bond premium, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

              DISTRIBUTIONS PAID FROM:
       ORDINARY INCOME            TOTAL
       2006       2005       2006       2005
     $585,710   $711,567   $585,710   $711,567

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED         LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS       TOTAL
         $875,496        $15,133,445    $(29,372,012)   $(13,363,071)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain futures contracts, and amortization of bond premium.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

           EXPIRING IN:
         2009          2010
     $15,638,001   $13,734,011

     During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $7,649,065.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended December 31, 2006, the Fund entered into financial futures contracts. At December 31, 2006, open positions in financial futures contracts were:

                                                               UNREALIZED
     EXPIRATION         OPEN CONTRACTS             POSITION   DEPRECIATION
     March 2007   25 U.S. Treasury Notes, 2 Year   Long          $14,281

     At December 31, 2006, the Fund had deposited $22,000 in Fannie Mae Whole Loan, 10.23%, due 6/25/44, to cover margin requirements on open financial futures contracts.

11 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From September 13, 2005 to September 12, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $24,955, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31,

     2006, "Income from securities loaned-net" consisted of approximately $73,778 in income earned on cash collateral and guaranteed amounts (including approximately $42,116 of interest income earned from the Quality Fund and $3,853 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $48,823 (including $0 retained by Neuberger).

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $208 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $12,458 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $2,636.

     For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $695. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $2,138.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the year ended December 31, 2006 were as follows:

                                                                    SALES AND MATURITIES
      PURCHASES OF     PURCHASES EXCLUDING   SALES AND MATURITIES         EXCLUDING
     U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT       U.S. GOVERNMENT
       AND AGENCY          AND AGENCY             AND AGENCY             AND AGENCY
       OBLIGATIONS         OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
       $11,113,518         $34,514,447            $9,557,745             $45,065,684

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $63,139, of which Neuberger received $0, Lehman Brothers Inc. received $10,469, and other brokers received $52,670.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                        FOR THE YEAR ENDED DECEMBER 31,
                                                2006        2005
     SHARES SOLD                               443,899      444,671
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS             52,719       73,433
     SHARES REDEEMED                        (1,254,446)  (1,859,982)
                                            ----------   ----------
     TOTAL                                    (757,828)  (1,341,878)
                                            ----------   ----------

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                     INCOME FROM
                                                                                                     INVESTMENTS
                                                                                                         IN
                             BALANCE OF       GROSS                    BALANCE OF                    AFFILIATED
                            SHARES HELD     PURCHASES      GROSS       SHARES HELD      VALUE          ISSUERS
                            DECEMBER 31,       AND       SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER             2005        ADDITIONS    REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**              92,995      8,646,007     8,739,002           --       $     --        $12,458
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC***      648,601     23,319,423    23,480,023      488,001        488,001         42,116
                                                                                       --------        -------
     TOTAL                                                                             $488,001        $54,574
                                                                                       ========        =======

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                           YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------
                                                                2006      2005      2004       2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.42    $ 9.64    $ 8.93    $  7.81   $  9.66
                                                              -------    ------    ------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .11       .04       .05        .07       .12
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                1.00       .84       .77       1.20     (1.75)
                                                              -------    ------    ------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                 1.11       .88       .82       1.27     (1.63)
                                                              -------    ------    ------    -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.09)     (.10)     (.11)      (.15)     (.22)
                                                              -------    ------    ------    -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 11.44    $10.42    $ 9.64    $  8.93   $  7.81
                                                              -------    ------    ------    -------   -------
TOTAL RETURN++                                                 +10.67%    +9.18%    +9.31%    +16.28%   -17.15%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $  72.3    $ 73.7    $ 81.1    $  84.9   $  80.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                   1.19%     1.14%     1.10%      1.12%     1.12%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      1.18%~    1.13%~    1.09%~     1.11%~    1.12%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS      1.01%      .41%      .56%       .82%     1.37%
PORTFOLIO TURNOVER RATE                                            62%       82%      110%       121%      106%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

~ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

 YEAR ENDED DECEMBER 31,
2006   2005   2004   2003
1.18%  1.13%  1.09%  1.11%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

29.18% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Balanced Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

FASCIANO PORTFOLIO

D0081 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

FASCIANO PORTFOLIO MANAGER'S COMMENTARY

With the economy expanding rapidly in the first quarter of 2006, the reasonably valued and consistently profitable secular growth companies we favor were left in the dust by richly valued, emerging growth companies. To wit, through the first three months of the year, the strongest performers in the Russell 2000(R) were stocks with the highest price/earnings ratios and lowest returns on equity -- precisely the type of companies we avoid.

We expected to regain relative performance ground once the economy slowed and investors began turning to higher quality companies. However, holdings in the Neuberger Berman Advisers Management Trust (AMT) Fasciano Portfolio weren't spared during a broad-based sell-off that extended from May through July; by the end of the third quarter, the Portfolio's year-to-date return was down slightly. When stocks advanced following the Federal Reserve's August decision to leave interest rates unchanged, our holdings performed reasonably well. Although posting a solid gain for the fourth quarter, the Portfolio underperformed its Russell 2000(R) benchmark for the year.

Consumer Discretionary stocks, most notably radio broadcaster Emmis Communications and newspaper publisher Journal Register Company, had the most negative impact on absolute and relative returns. Our investment thesis was that still solidly profitable "old media" franchises would attract the attention of corporate bargain hunters and/or increasingly active private equity groups and deal activity would improve valuations in this beaten down sector. This failed to occur, and after reviewing all our media holdings on a company-by-company basis, we eliminated selected positions. In the case of Emmis Communications, we exited the stock when management rescinded a buyout offer. After concluding that Journal Register's cost cutting efforts would not compensate for declining ad revenues in many of its markets, we eliminated our position in that company. We continue to hold magazine publisher Meredith Corp., because ad pages in its franchise publications (BETTER HOMES AND GARDENS, LADIES' HOME JOURNAL, FAMILY CIRCLE, and COUNTRY HOME) are actually growing and Meredith is doing a much better job than many "old media" companies in extending its franchises to the Internet. Recently, our patience with Meredith has been rewarded, with the stock finishing the year near its all-time high.

Collectively, our Financial sector investments delivered a modestly positive return, but trailed the corresponding benchmark sector component by a wide margin. Money manager W.P. Stewart was among our biggest disappointments. W.P. Stewart is a large-cap growth stock specialist with a good long-term track record. However, recent years' lackluster returns in the large-cap growth sector and short-term relative performance issues negatively affected asset and revenue growth. We think a rebuilt management team has Stewart back on the right track. With a nice move toward the end of 2006, Stewart appears to be benefiting from investors' belief that the relative performance of large-cap growth stocks will improve in the years ahead.

Although lagging respective benchmark sector components, our Energy and Industrial sector investments delivered good absolute returns. Tetra Technologies, which specializes in decommissioning deep water drilling rigs, was our best Energy sector performer and made the largest contribution to portfolio returns. Seven of our Industrial sector holdings (Bucyrus International, Hub Group, Regal Beloit, Middleby Corp., Stericycle, MSC Industrial Direct and Watson Wyatt) finished on our top-ten contributors list.

As a result of the Portfolio's disappointing relative performance in the first half of 2006, we have revisited every portfolio company to make sure that the favorable fundamentals that attracted us remain intact. We have been culling underperformers and adding new names in which we've developed more confidence.

Portfolio characteristics remain compelling. As of December 31, 2006, the Portfolio beats its Russell 2000(R) benchmark in measurements of several forward-looking forecasts, including annualized forward earnings growth rate, return on equity (our proxy for quality) and price/forecasted 2007 earnings ratio. While these measurements are based on forecasts and therefore are speculative, we are doing the same thing we have always done -- buying high-quality, above benchmark average growth at below benchmark average valuations. At some point in the not-too-distant future, we believe that small-cap investors will become more mindful of risk and more appreciative of quality and value. This should reinvigorate the Portfolio's relative performance.

Sincerely,


/s/ Michael Fasciano
-------------------------------------
MICHAEL FASCIANO
PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                                FASCIANO
                                PORTFOLIO   RUSSELL 2000(R)(2)
1 YEAR                            5.25%          18.37%
LIFE OF FUND                      9.53%          16.72%
--------------------------------------------------------------
INCEPTION DATE               07/12/2002

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

              Fasciano
             Portfolio   Russell 2000(R)
 7/12/2002    $10,000        $10,000
12/31/2002    $ 9,920        $ 9,264
 6/30/2003    $10,670        $10,921
12/31/2003    $12,406        $13,642
 6/30/2004    $13,097        $14,565
12/31/2004    $13,880        $16,143
 6/30/2005    $13,458        $15,941
12/31/2005    $14,282        $16,878
 6/30/2006    $14,695        $18,264
12/31/2006    $15,032        $19,978

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Banking                                                  1.0%
Banking & Financial                                      4.6
Basic Materials                                          1.2
Biotechnology                                            1.4
Building, Construction & Furnishing                      0.5
Business Services                                        8.5
Chemicals                                                1.5
Consumer Discretionary                                   1.0
Consumer Products & Services                             2.4
Defense                                                  1.2
Distributor                                              5.0
Electrical & Electronics                                 0.8
Entertainment                                            1.6
Filters                                                  1.4
Financial Services                                       3.9
Health Products & Services                               9.6
Industrial & Commercial Products                         4.6
Insurance                                                3.0
Internet                                                 2.0
Machinery & Equipment                                    6.4
Manufacturing                                            2.0
Materials                                                0.5
Office                                                   1.3
Oil & Gas                                                2.1
Oil Services                                             6.0
Publishing & Broadcasting                                4.7
Restaurants                                              3.0
Semiconductors                                           1.4
Specialty Retail                                         1.4
Technology                                               2.9
Transportation                                           6.0
Waste Management                                         2.1
Short-Term Investments                                   9.7
Liabilities, less cash, receivables and other assets    (4.7)

ENDNOTES

(1.) 5.25% and 9.53% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell 2000(R) Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization was roughly $218 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND PERFORMANCE:                The first section of the table provides
                                                information about actual account values and actual
                                                expenses in dollars, based on the fund's actual
                                                performance during the period. You may use the
                                                information in this line, together with the amount
                                                you invested, to estimate the expenses you paid
                                                over the period. Simply divide your account value
                                                by $1,000 (for example, an $8,600 account value
                                                divided by $1,000 = 8.6), then multiply the result
                                                by the number in the first section of the table
                                                under the heading entitled "Expenses Paid During
                                                the Period" to estimate the expenses you paid over
                                                the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides
                                                information about hypothetical account values and
                                                hypothetical expenses based on the fund's actual
                                                expense ratio and an assumed rate of return at 5%
                                                per year before expenses. This return is not the
                                                fund's actual return. The hypothetical account
                                                values and expenses may not be used to estimate
                                                the actual ending account balance or expenses you
                                                paid for the period. You may use this information
                                                to compare the ongoing costs of investing in this
                                                fund versus other funds. To do so, compare the
                                                expenses shown in this 5% hypothetical example
                                                with the 5% hypothetical examples that appear in
                                                the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FASCIANO PORTFOLIO

                                                     EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT     ACCOUNT    THE PERIOD*
                              VALUE       VALUE       7/1/06 -
ACTUAL                       7/1/06      12/31/06    12/31/06
---------------------------------------------------------------
Class S                     $1,000.00   $1,022.90      $7.08

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class S                     $1,000.00   $1,018.20      $7.07

* Expenses are equal to the annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS FASCIANO PORTFOLIO

NUMBER OF SHARES                                                 MARKET VALUE+

COMMON STOCKS (95.0%)

BANKING (1.0%)
   12,700   Texas Capital Bancshares                               $  252,476*

BANKING & FINANCIAL (4.6%)
    8,570   Boston Private Financial
               Holdings                                               241,760
   14,800   Wilshire Bancorp                                          280,756
   12,320   Wintrust Financial                                        591,606
                                                                   ----------
                                                                    1,114,122
BASIC MATERIALS (1.2%)
   10,520   AMCOL International                                       291,825^^

BIOTECHNOLOGY (1.4%)
    6,160   Techne Corp.                                              341,572*

BUILDING, CONSTRUCTION & FURNISHING (0.5%)
    2,200   NCI Building Systems                                      113,850*

BUSINESS SERVICES (8.5%)
    2,200   Advisory Board                                            117,788*
   15,300   Korn/Ferry International                                  351,288*
   17,500   Navigant Consulting                                       345,800*
    6,830   Ritchie Bros. Auctioneers                                 365,678
   23,365   Rollins, Inc.                                             516,600
    8,160   Watson Wyatt Worldwide
               Class A                                                368,424
                                                                   ----------
                                                                    2,065,578
CHEMICALS (1.5%)
   14,400   Rockwood Holdings                                         363,744*

CONSUMER DISCRETIONARY (1.0%)
    5,500   RC2 Corp.                                                 242,000*

CONSUMER PRODUCTS & SERVICES (2.4%)
    8,200   Central Garden & Pet                                      397,044*
    5,508   Tootsie Roll Industries                                   180,112
                                                                   ----------
                                                                      577,156
DEFENSE (1.2%)
   13,800   ARGON ST                                                  297,252*

DISTRIBUTOR (5.0%)
   11,000   Houston Wire & Cable                                      229,900*^^
   14,800   Interline Brands                                          332,556*
    7,460   MSC Industrial Direct                                     292,059
   11,600   ScanSource, Inc.                                          352,640*
                                                                   ----------
                                                                    1,207,155
ELECTRICAL & ELECTRONICS (0.8%)
   11,580   LoJack Corp.                                              197,786*

ENTERTAINMENT (1.6%)
    7,640   International Speedway                                    389,946

FILTERS (1.4%)
    9,900   CLARCOR Inc.                                              334,719

FINANCIAL SERVICES (3.9%)
    3,380   FactSet Research Systems                                  190,902
   11,980   Financial Federal                                         352,332
    3,490   ITLA Capital                                              202,106
   13,240   W.P. Stewart & Co.                                        209,722^^
                                                                   ----------
                                                                      955,062
HEALTH PRODUCTS & SERVICES (9.6%)
    8,000   Computer Programs and Systems                            271,920
    5,300   Healthcare Services Group                                 153,488
    7,900   Healthspring, Inc.                                        160,765*
    3,780   ICU Medical                                               153,770*
   16,140   K-V Pharmaceutical                                        383,809*
    5,000   LCA-Vision                                                171,800^^
    5,300   MWI Veterinary Supply                                     171,190*
    3,800   Owens & Minor                                             118,826
   14,710   STERIS Corp.                                              370,251
   10,790   Young Innovations                                         359,307
                                                                   ----------
                                                                    2,315,126
INDUSTRIAL & COMMERCIAL PRODUCTS (4.6%)
    9,000   Actuant Corp.                                             428,850
    5,600   Griffon Corp.                                             142,800*
    5,100   Middleby Corp.                                            533,817*
                                                                   ----------
                                                                    1,105,467
INSURANCE (3.0%)
   12,800   American Equity
               Investment Life Holding                                166,784
   16,900   Amerisafe Inc.                                            261,274*
    7,190   Hilb, Rogal and Hobbs                                     302,843
                                                                   ----------
                                                                      730,901
INTERNET (2.0%)
   18,200   j2 Global Communications                                  495,950*

MACHINERY & EQUIPMENT (6.4%)
    9,900   Bucyrus International                                     512,424
    6,500   H&E Equipment Services                                    161,005*
   12,310   IDEX Corp.                                                583,617
    5,620   Regal-Beloit                                              295,106
                                                                   ----------
                                                                    1,552,152
MANUFACTURING (2.0%)
    8,800   Drew Industries                                           228,888*
    8,600   RBC Bearings                                              246,476*
                                                                   ----------
                                                                      475,364
MATERIALS (0.5%)
    4,350   Spartech Corp.                                            114,057

OFFICE (1.3%)
   12,100   Acco Brands                                               320,287*

OIL & GAS (2.1%)
   12,100   Berry Petroleum Class A                                   375,221
    4,700   Comstock Resources                                        145,982*
                                                                   ----------
                                                                      521,203
OIL SERVICES (6.0%)
    3,630   Bristow Group                                             131,007*
   10,700   Cal Dive International                                    134,285*
    5,922   CARBO Ceramics                                            221,305^^

NUMBER OF SHARES                                                 MARKET VALUE+

       3,800   Hydril                                             $   285,722*
      26,200   TETRA Technologies                                     670,196*
                                                                  -----------
                                                                    1,442,515
PUBLISHING & BROADCASTING (4.7%)
       8,550   Courier Corp.                                          333,194
      23,340   Journal Communications                                 294,317
       9,100   Meredith Corp.                                         512,785
                                                                  -----------
                                                                    1,140,296
RESTAURANTS (3.0%)
      12,000   Ruby Tuesday                                           329,280
      22,650   Steak n Shake                                          398,640*
                                                                  -----------
                                                                      727,920
SEMICONDUCTORS (1.4%)
       9,810   Cabot Microelectronics                                 332,951*

SPECIALTY RETAIL (1.4%)
       4,000   Guitar Center                                          181,840*
       4,900   Hibbett Sporting Goods                                 149,597*
                                                                  -----------
                                                                      331,437
TECHNOLOGY (2.9%)
       7,200   Landauer, Inc.                                         377,784
      15,980   Methode Electronics                                    173,063
      12,200   Online Resources &
                  Communications                                      124,562*
         700   TALX Corp.                                              19,215
                                                                  -----------
                                                                      694,624
TRANSPORTATION (6.0%)
      10,450   Forward Air                                            302,319
      22,073   Heartland Express                                      331,536
      15,000   Hub Group Class A                                      413,250*
      10,420   Landstar System                                        397,836
                                                                  -----------
                                                                    1,444,941
WASTE MANAGEMENT (2.1%)
       2,310   Stericycle, Inc.                                       174,405*
       7,865   Waste Connections                                      326,791*
                                                                  -----------
                                                                      501,196
TOTAL COMMON STOCKS
(COST $19,996,852)                                                 22,990,630
                                                                  -----------
SHORT-TERM INVESTMENTS (9.7%)
   1,229,813   Neuberger Berman Prime
                  Money Fund Trust Class                            1,229,813@
   1,122,901   Neuberger Berman Securities
                  Lending  Quality Fund, LLC                        1,122,901+++
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,352,714)                                                   2,352,714#
                                                                  -----------
TOTAL INVESTMENTS (104.7%)
(COST $22,349,566)                                                 25,343,344##
Liabilities, less cash, receivables and
   other assets [(4.7%)]                                           (1,145,519)
                                                                  -----------
TOTAL NET ASSETS (100.0%)                                         $24,197,825
                                                                  -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS FASCIANO PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $22,361,766. Gross unrealized appreciation of investments was $3,482,932 and gross unrealized depreciation of investments was $501,354, resulting in net unrealized appreciation of $2,981,578 based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                     PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                       $22,990,630
   Affiliated issuers                                                                           2,352,714
---------------------------------------------------------------------------------------------------------
                                                                                               25,343,344
   Cash                                                                                             1,196
   Dividends and interest receivable                                                               15,541
   Receivable for securities sold                                                                  49,889
   Receivable for Fund shares sold                                                                 45,153
   Receivable for securites lending income (Note A)                                                 5,025
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   25,460,148
---------------------------------------------------------------------------------------------------------
   LIABILITIES
   Payable for collateral on securities loaned (Note A)                                         1,122,901
   Payable for Fund shares redeemed                                                                68,374
   Payable to investment manager--net(Notes A & B)                                                 17,374
   Payable to administrator--net (Note B)                                                           1,236
   Payable for securities lending fees (Note A)                                                     4,825
   Accrued expenses and other payables                                                             47,613
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               1,262,323
---------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                           $24,197,825
---------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $21,002,743
   Accumulated net realized gains (losses)on investments                                          201,304
   Net unrealized appreciation (depreciation) in value of investments                           2,993,778
---------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                           $24,197,825
---------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                               1,665,902
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                      $     14.53
---------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                                       $ 1,071,319
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                       $19,996,852
   Affiliated issuers                                                                           2,352,714
---------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                     $22,349,566
---------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                                                   FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                         PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                             $  135,635
Income from securities loaned--net (Note F)                                                              538
Income from investments in affiliated issuers (Note F)                                                99,353
Foreign taxes withheld                                                                                  (724)
-------------------------------------------------------------------------------------------------------------
Total income                                                                                         234,802
-------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                                             187,307
Administration fees (Note B)                                                                          66,109
Distribution fees (Note B)                                                                            55,091
Audit fees                                                                                            38,426
Custodian fees (Note B)                                                                               43,157
Insurance expense                                                                                        824
Legal fees                                                                                             3,294
Shareholder reports                                                                                   19,235
Trustees' fees and expenses                                                                           27,492
Miscellaneous                                                                                            849
-------------------------------------------------------------------------------------------------------------
Total expenses                                                                                       441,784
Expenses reimbursed by administrator (Note B)                                                       (131,004)
Investment management fees waived (Note A)                                                            (1,655)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)       (1,633)
-------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   307,492
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                         (72,690)
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                            230,224
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                                941,877
Net gain (loss) on investments                                                                     1,172,101
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $1,099,411
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FASCIANO PORTFOLIO
                                                                      -------------------------
                                                                       YEAR ENDED   DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                 2006         2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $   (72,690)  $   (56,796)
Net realized gain (loss) on investments                                   230,224       621,792
Change in net unrealized appreciation (depreciation) of investments       941,877         5,347
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         1,099,411       570,343
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                                         (598,773)      (84,705)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                               8,437,809    11,413,506
Proceeds from reinvestment of dividends and distributions                 598,773        84,705
Payments for shares redeemed                                           (4,260,606)   (8,993,419)
------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    4,775,976     2,504,792
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   5,276,614     2,990,430
NET ASSETS:
Beginning of year                                                      18,921,211    15,930,781
------------------------------------------------------------------------------------------------
End of year                                                           $24,197,825   $18,921,211
------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $        --   $        --
------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS FASCIANO PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                       DISTRIBUTIONS PAID FROM:
     ORDINARY INCOME    LONG-TERM CAPITAL GAIN           TOTAL
     2006      2005       2006          2005        2006       2005

     $--     $44,303    $598,773      $40,402     $598,773   $84,705

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                       UNDISTRIBUTED     UNREALIZED
     UNDISTRIBUTED       LONG-TERM      APPRECIATION
     ORDINARY INCOME       GAIN        (DEPRECIATION)      TOTAL

          $--            $213,504        $2,981,578     $3,195,082

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Through this bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $538, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $9,215 in income earned on cash collateral and guaranteed amounts (including approximately $8,659 of interest income earned from the Quality Fund and $556 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $8,677 (including $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $1,655 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $99,353 which is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, such excess expenses amounted to $131,004. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, contingent liabilities to Management under this agreement were as follows:

              EXPIRING IN:
       2007       2008       2009       TOTAL
     $108,225   $120,637   $131,004   $359,866

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency, or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $1,613.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $20.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $11,209,514 and $6,056,280, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $24,574, of which Neuberger received $1,107, Lehman Brothers Inc. received $4,363, and other brokers received $19,104.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          FOR THE YEAR ENDED
                                             DECEMBER 31,
                                           2006       2005

     SHARES SOLD                          581,457    843,922
     SHARES ISSUED ON REINVESTMENT
        OF DIVIDENDS AND DISTRIBUTIONS     41,438      6,335
     SHARES REDEEMED                     (293,275)  (665,267)
                                         --------   --------
     TOTAL                                329,620    184,990
                                         --------   --------

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*

                                                                                                       INCOME FROM
                            BALANCE OF                                  BALANCE OF                     INVESTMENTS
                              SHARES                         GROSS        SHARES                      IN AFFILIATED
                               HELD            GROSS         SALES         HELD           VALUE          ISSUERS
                            DECEMBER 31,     PURCHASES        AND       DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER            2005        AND ADDITIONS   REDUCTIONS      2006            2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**           2,477,716       7,667,032      8,914,935     1,229,813     $1,229,813      $ 99,353
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC***           --       2,069,801        946,900     1,122,901      1,122,901         8,659
                                                                                        ----------      --------
     TOTAL                                                                              $2,352,714      $108,012
                                                                                        ----------      --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS FASCIANO PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                           PERIOD FROM
                                                                                          JULY 12, 2002^
                                                         YEAR ENDED DECEMBER 31,         TO DECEMBER 31,
                                                   -----------------------------------   ---------------
                                                    2006     2005      2004      2003          2002
NET ASSET VALUE, BEGINNING OF PERIOD               $14.16   $13.84   $ 12.40   $  9.92       $10.00
                                                   ------   ------   -------   -------       ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                      (.05)    (.04)     (.08)     (.08)        (.01)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                     .79      .43      1.56      2.57         (.07)
                                                   ------   ------   -------   -------       ------
TOTAL FROM INVESTMENT OPERATIONS                      .74      .39      1.48      2.49         (.08)
                                                   ------   ------   -------   -------       ------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                    (.37)    (.07)     (.04)     (.01)          --
                                                   ------   ------   -------   -------       ------
NET ASSET VALUE, END OF PERIOD                     $14.53   $14.16   $ 13.84   $ 12.40       $ 9.92
                                                   ------   ------   -------   -------       ------
TOTAL RETURN++                                      +5.25%   +2.82%   +11.96%   +25.06%        -.80%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)            $ 24.2   $ 18.9   $  15.9   $   6.2       $  0.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       1.40%    1.40%     1.41%     1.42%        1.40%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~         1.40%    1.40%     1.40%     1.40%        1.40%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                        (.33)%   (.32)%    (.60)%    (.69)%       (.31)%*
PORTFOLIO TURNOVER RATE                                30%      42%       10%       70%          20%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS FASCIANO PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                               PERIOD FROM
        YEAR ENDED           JULY 12, 2002^
       DECEMBER 31,          TO DECEMBER 31,
2006   2005   2004    2003       2002

2.00%  2.09%  2.56%   4.58%     38.27%


^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Fasciano Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fasciano Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                             POSITION AND                                      OVERSEEN BY
                            LENGTH OF TIME                                         FUND           OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)     SERVED(2)         PRINCIPAL OCCUPATION(S)(3)      TRUSTEE(4)          FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly, Chairman,        62         Independent Trustee or Director of
                            2000             CDC Investment Advisers                           three series of Oppenheimer Funds:
                                             (registered investment                            Limited Term New York Municipal Fund,
                                             adviser), 1993 to January 1999;                   Rochester Fund Municipals, and
                                             formerly, President and Chief                     Oppenheimer Convertible Securities
                                             Executive Officer, AMA                            Fund since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &              62         Formerly, Director (1997 to 2003) and
                            1984             Milburn LLP (law firm) since                      Advisory Director (2003 to 2006), ABA
                                             October 2002; formerly,                           Retirement Funds (formerly, American
                                             Attorney-at-Law and President,                    Bar Retirement Association)
                                             Faith Colish, A Professional                      (not-for-profit membership
                                             Corporation, 1980 to 2002.                        corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey                 62         Formerly, President, Board of
                            1998             Associates since October 2001;                    Associates to The National
                                             formerly, Director, AARP, 1978                    Rehabilitation Hospital's Board of
                                             to December 2001.                                 Directors, 2001 to 2002; formerly,
                                                                                               Member, Individual Investors Advisory
                                                                                               Committee to the New York Stock
                                                                                               Exchange Board of Directors, 1998 to
                                                                                               June 2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor                62         Formerly, Director, The Caring
                            2000             Emeritus of Finance and                           Community (not-for-profit); formerly,
                                             Economics, New York University                    Director, DEL Laboratories, Inc.
                                             Stern School of Business;                         (cosmetics and pharmaceuticals), 1978
                                             formerly, Executive                               to 2004; formerly, Director, Apple
                                             Secretary-Treasurer, American                     Bank for Savings, 1979 to 1990;
                                             Finance Association, 1961 to                      formerly, Director, Western Pacific
                                             1979.                                             Industries, Inc., 1972 to 1986
                                                                                               (public company).

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                             POSITION AND                                      OVERSEEN BY
                            LENGTH OF TIME                                         FUND           OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)     SERVED(2)         PRINCIPAL OCCUPATION(S)(3)      TRUSTEE(4)          FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice                62         Director, Webfinancial Corporation
                            1999             President and General Counsel,                    (holding company) since December
                                             WHX Corporation (holding                          2002; formerly, Director WHX
                                             company), 1993 to 2001.                           Corporation (holding company),
                                                                                               January 2002 to June 2005; formerly,
                                                                                               Director, State Theatre of New Jersey
                                                                                               (not-for-profit theater), 2000 to
                                                                                               2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member, Investment           62         Director, Legg Mason, Inc. (financial
                            2000             Policy Committee, Edward Jones,                   services holding company) since 1993;
                                             1993 to 2001; President,                          formerly, Director, Boston Financial
                                             Securities Industry Association                   Group (real estate and tax shelters),
                                             ("SIA") (securities industry's                    1993 to 1999.
                                             representative in government
                                             relations and regulatory
                                             matters at the federal and
                                             state levels), 1974 to 1992;
                                             Adviser to SIA, November 1992
                                             to November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior Vice         62         Formerly, Director, Pro-Kids Golf and
                            2000             President, Foodmaker, Inc.                        Learning Academy (teach golf and
                                             (operator and franchiser of                       computer usage to "at risk"
                                             restaurants) until January                        children), 1998 to 2006; formerly,
                                             1997.                                             Director, Prandium, Inc.
                                                                                               (restaurants), March 2001 to July
                                                                                               2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,              62         None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners (venture
                                             capital investing) and
                                             President, Oxford Venture
                                             Corporation since 1981.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                                                                               FUND COMPLEX
                             POSITION AND                                      OVERSEEN BY
                            LENGTH OF TIME                                         FUND           OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)     SERVED(2)         PRINCIPAL OCCUPATION(S)(3)      TRUSTEE(4)          FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip                  62         Director, H&R Block, Inc. (financial
                            2000;Lead        Investments LP (a private                         services company) since May 2001;
                            Independent      investment partnership);                          Director, America One Foundation
                            Trustee          formerly, President and CEO,                      since 1998; formerly, Director,
                            beginning        Westaff, Inc. (temporary                          Forward Management, Inc. (asset
                            2006             staffing), May 2001 to January                    management company), 1999 to 2006;
                                             2002; formerly, Senior                            formerly Director, E-Bay Zoological
                                             Executive at the Charles Schwab                   Society, 1999 to 2003; formerly,
                                             Corporation, 1983 to 1998,                        Director, General Magic (voice
                                             including Chief Executive                         recognition software), 2001 to 2002;
                                             Officer, Charles Schwab                           formerly, Director, E-Finance
                                             Investment Management, Inc. and                   Corporation (credit decisioning
                                             Trustee, Schwab Family of Funds                   services), 1999 to 2003; formerly,
                                             and Schwab Investments, 1997 to                   Director, Save-Daily.com (micro
                                             1998, and Executive Vice                          investing services), 1999 to 2003.
                                             President-Retail Brokerage,
                                             Charles Schwab & Co., Inc.,
                                             1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and consultant        62         Director, Montpelier Re (reinsurance
                            1999             specializing in the insurance                     company) since 2006; Director,
                                             industry; formerly, Advisory                      National Atlantic Holdings
                                             Director, Securitas Capital LLC                   Corporation (property and casualty
                                             (a global private equity                          insurance company) since 2004;
                                             investment firm dedicated to                      Director, The Proformance Insurance
                                             making investments in the                         Company (property and casualty
                                             insurance sector), 1998 to                        insurance company) since March 2004;
                                             December 2003.                                    formerly, Director, Providence
                                                                                               Washington Insurance Company
                                                                                               (property and casualty insurance
                                                                                               company), December 1998 to March
                                                                                               2006; formerly, Director, Summit
                                                                                               Global Partners (insurance brokerage
                                                                                               firm), 2000 to 2005.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                        POSITION AND                                  FUND COMPLEX
   NAME, AGE, AND         LENGTH OF                                    OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
     ADDRESS(1)        TIME SERVED(2)   PRINCIPAL OCCUPATION(S)(3)   FUND TRUSTEE(4)     FUND COMPLEX BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)    Trustee since    Regional Manager for               62          None.
                       1984             Mid-Southern Region, Ford
                                        Motor Credit Company since
                                        September 1997; formerly,
                                        President, Ford Life
                                        Insurance Company, April
                                        1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)   President and    Executive Vice President           62          Director, Dale Carnegie and
                       Trustee since    and Chief Investment                           Associates, Inc. (private
                       2002             Officer, Neuberger Berman                      company) since 1998; Director,
                                        Inc. (holding company)                         Solbright, Inc. (private
                                        since 2002 and 2003,                           company) since 1998.
                                        respectively; Managing
                                        Director and Chief
                                        Investment Officer,
                                        Neuberger since December
                                        2005 and 2003,
                                        respectively; formerly,
                                        Executive Vice President,
                                        Neuberger, December 2002
                                        to 2005; Director and
                                        Chairman, Management since
                                        December 2002; formerly,
                                        Executive Vice President,
                                        Citigroup Investments,
                                        Inc., September 1995 to
                                        February 2002; formerly,
                                        Executive Vice President,
                                        Citigroup Inc., September
                                        1995 to February 2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                              POSITION AND                                   OVERSEEN BY      OTHER DIRECTORSHIPS HELD
                             LENGTH OF TIME                                     FUND           OUTSIDE FUND COMPLEX
NAME, AGE, AND ADDRESS(1)       SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)          BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of       Executive Vice President,          62        Director and Vice President,
                            the Board,        Neuberger Berman Inc.                        Neuberger & Berman Agency,
                            Chief Executive   (holding company) since                      Inc. since 2000; formerly,
                            Officer and       1999; Head of Neuberger                      Director, Neuberger Berman
                            Trustee since     Berman Inc.'s Mutual Funds                   Inc. (holding company),
                            2000; President   Business (since 1999) and                    October 1999 to March 2003;
                            and Chief         Institutional Business                       Trustee, Frost Valley YMCA;
                            Executive         (1999 to October 2005);                      Trustee, College of Wooster.
                            Officer, 1999     responsible for Managed
                            to 2000           Accounts Business and
                                              intermediary distribution
                                              since October 1999;
                                              President and Director,
                                              Management since 1999;
                                              Managing Director,
                                              Neuberger since 2005;
                                              formerly, Executive Vice
                                              President, Neuberger, 1999
                                              to December 2005;
                                              formerly, Principal,
                                              Neuberger, 1997 to 1999;
                                              formerly, Senior Vice
                                              President, Management,
                                              1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)             PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering Compliance    Senior Vice President, Neuberger since 2006;
                            Officer since 2002                  Deputy General Counsel, Neuberger since 2004;
                                                                formerly, Vice President, Neuberger, 2000 to
                                                                2006; formerly, Associate General Counsel,
                                                                Neuberger, 1999 to 2004; Anti-Money
                                                                Laundering Compliance Officer, sixteen
                                                                registered investment companies for which
                                                                Management acts as investment manager and
                                                                administrator (seven since 2002, three since
                                                                2003, four since 2004, one since 2005 and one
                                                                since 2006) and one registered investment
                                                                company for which Lehman Brothers Asset
                                                                Management Inc. acts as investment adviser
                                                                (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005      Vice President, Neuberger since 2006;
                                                                Employee, Management since 1997; Assistant
                                                                Treasurer, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (fifteen
                                                                since 2005 and one since 2006) and one
                                                                registered investment company for which
                                                                Lehman Brothers Asset Management Inc. acts as
                                                                investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985                Senior Vice President, Neuberger since 2007;
                                                                Vice President-Mutual Fund Board Relations,
                                                                Management since 2000 and Assistant Secretary
                                                                since 2004; formerly, Vice President,
                                                                Neuberger 2002 to 2007 and Employee since
                                                                1999; Secretary, sixteen registered
                                                                investment companies for which Management
                                                                acts as investment manager and administrator
                                                                (three since 1985, four since 2002, three
                                                                since 2003, four since 2004, one since 2005
                                                                and one since 2006) and one registered
                                                                investment company for which Lehman Brothers
                                                                Asset Management Inc. acts as investment
                                                                adviser (since 2006).

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)             PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000           Managing Director, Neuberger since 2007;
                                                                formerly, Senior Vice President, Neuberger,
                                                                2003 to 2007; formerly, Vice President,
                                                                Neuberger, 1999 to 2003; Senior Vice
                                                                President, Management since 2000; Vice
                                                                President, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (three
                                                                since 2000, four since 2002, three since
                                                                2003, four since 2004, one since 2005 and one
                                                                since 2006) and one registered investment
                                                                company for which Lehman Brothers Asset
                                                                Management Inc. acts as investment adviser
                                                                (since 2006).

Brian J. Gaffney (53)       Vice President since 2000           Managing Director, Neuberger since 1999;
                                                                Senior Vice President, Management since 2000;
                                                                Vice President, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (three
                                                                since 2000, four since 2002, three since
                                                                2003, four since 2004, one since 2005 and one
                                                                since 2006) and one registered investment
                                                                company for which Lehman Brothers Asset
                                                                Management Inc. acts as investment adviser
                                                                (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005      Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections      Deputy General Counsel and Assistant
                            307 and 406 of the Sarbanes-Oxley   Secretary, Neuberger since 2001; formerly,
                            Act of 2002)                        Vice President, Neuberger, 2001 to 2002;
                                                                formerly, Associate General Counsel,
                                                                Neuberger, 2001; Secretary and General
                                                                Counsel, Management since 2004; Chief Legal
                                                                Officer (only for purposes of sections 307
                                                                and 406 of the Sarbanes-Oxley Act of 2002),
                                                                sixteen registered investment companies for
                                                                which Management acts as investment manager
                                                                and administrator (fifteen since 2005 and one
                                                                since 2006) and one registered investment
                                                                company for which Lehman Brothers Asset
                                                                Management Inc. acts as investment adviser
                                                                (since 2006).

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)             PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002      Assistant Vice President, Neuberger since
                                                                2007 and Employee since 1999; Assistant
                                                                Secretary, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (seven
                                                                since 2002, three since 2003, four since
                                                                2004, one since 2005 and one since 2006) and
                                                                one registered investment company for which
                                                                Lehman Brothers Asset Management Inc. acts as
                                                                investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003      Employee, Neuberger since 1999; Assistant
                                                                Secretary, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (ten
                                                                since 2003, four since 2004, one since 2005
                                                                and one since 2006) and one registered
                                                                investment company for which Lehman Brothers
                                                                Asset Management Inc. acts as investment
                                                                adviser (since 2006).

John M. McGovern (37)       Treasurer and Principal Financial   Senior Vice President, Neuberger since 2007;
                            and Accounting Officer since        formerly, Vice President, Neuberger, 2004 to
                            2005; prior thereto, Assistant      2007; Employee, Management since 1993;
                            Treasurer since 2002                Treasurer and Principal Financial and
                                                                Accounting Officer, sixteen registered
                                                                investment companies for which Management
                                                                acts as investment manager and administrator
                                                                (fifteen since 2005 and one since 2006) and
                                                                one registered investment company for which
                                                                Lehman Brothers Asset Management Inc. acts as
                                                                investment adviser (since 2006); formerly,
                                                                Assistant Treasurer, fifteen registered
                                                                investment companies for which Management
                                                                acts as investment manager and administrator,
                                                                2002 to 2005.

                                       POSITION AND
NAME, AGE, AND ADDRESS(1)        LENGTH OF TIME SERVED(2)             PRINCIPAL OCCUPATION(S)(3)
-------------------------------------------------------------------------------------------------------------
Frank Rosato (36)           Assistant Treasurer since 2005      Vice President, Neuberger since 2006;
                                                                Employee, Management since 1995; Assistant
                                                                Treasurer, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (fifteen
                                                                since 2005 and one since 2006) and one
                                                                registered investment company for which
                                                                Lehman Brothers Asset Management Inc. acts as
                                                                investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000           Senior Vice President, Neuberger since 2003;
                                                                formerly, Vice President, Neuberger, 1999 to
                                                                2003; Vice President, sixteen registered
                                                                investment companies for which Management
                                                                acts as investment manager and administrator
                                                                (three since 2000, four since 2002, three
                                                                since 2003, four since 2004, one since 2005
                                                                and one since 2006) and one registered
                                                                investment company for which Lehman Brothers
                                                                Asset Management Inc. acts as investment
                                                                adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since      Senior Vice President, Lehman Brothers Inc.
                            2005                                since 2007; formerly, Vice President, Lehman
                                                                Brothers Inc., 2003 to 2007; Chief Compliance
                                                                Officer, sixteen registered investment
                                                                companies for which Management acts as
                                                                investment manager and administrator (fifteen
                                                                since 2005 and one since 2006) and one
                                                                registered investment company for which
                                                                Lehman Brothers Asset Management Inc. acts as
                                                                investment adviser (since 2005); Chief
                                                                Compliance Officer, Lehman Brothers Asset
                                                                Management Inc. since 2003; Chief Compliance
                                                                Officer, Lehman Brothers Alternative
                                                                Investment Management LLC since 2003;
                                                                formerly, Vice President, UBS Global Asset
                                                                Management (US) Inc. (formerly, Mitchell
                                                                Hutchins Asset Management, a wholly-owned
                                                                subsidiary of PaineWebber Inc.), 1997 to
                                                                2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

NOTICE TO SHAREHOLDERS

100.00% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Fasciano Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and losses historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio manager. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund in each of the last three years.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to comparable funds to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable funds and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund for a recent period and the trend in loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

GROWTH PORTFOLIO(R)

B1015 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

GROWTH PORTFOLIO MANAGER'S COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio generated a positive return in 2006, outperforming its benchmark, the Russell Midcap(R) Growth Index. The Portfolio ranked in approximately the top 10% of its peer group as defined by Lipper and Morningstar, with strong stock selection contributing to relative performance.*

Small-cap stocks continued to outpace large-caps in 2006, with each taking the lead for six months. Across the market-cap spectrum, value stocks outperformed their growth counterparts as Information Technology and Health Care -- the two largest components within the growth benchmarks -- were among the weakest performing sectors of the year.

For the Portfolio, the largest contributors to results were securities selected within Health Care and Information Technology. Among Health Care stocks, Celgene showed particularly strong results. Standout performers in Information Technology included Mastercard Inc. and Alliance Data Systems, two services names within the sector. Stock selection within Financials was also additive. Financial stocks that did well included business services names such as Chicago Mercantile Exchange and property management companies such as CB Richard Ellis.

Although Energy was the benchmark's weakest performing sector, our security selection in the group was favorable, with Denbury Resources and Maverick Tube both showing strength. Also beneficial to relative portfolio performance were our holdings in the Consumer Discretionary sector, including specialty retailer Coach and hotel provider Hilton. Lastly, security selection within Telecom contributed to relative performance, as our emphasis in wireless continued to add value, with Leap Wireless experiencing a particularly strong 2006.

In aggregate, our sector allocation was a slight negative for the year, with an overweight in Telecom -- the strongest performing sector of the year -- providing most of the value added in the area.

Stock selection in Consumer Staples and Industrials had the most negative impact on relative portfolio performance. Within Consumer Staples, names that were strong performers last year such as Whole Foods were relatively weak in 2006. Among Industrials, some of the companies in various services areas underperformed.

We believe that, in the near term, the Federal Reserve is on hold with respect to interest rates. In addition, we think that sectors that worked in the latter part of 2006 will continue to do well in 2007, including pro-cyclical sectors such as Information Technology and Industrials. While we believe that, longer term, Energy will provide earnings growth potential due to worldwide demand, in the near term, we are concerned about the impact of weak gas and oil prices. Therefore, we remain slightly underweight at this time and will continue to opportunistically look to further underweight the sector relative to the benchmark.

In contrast, we are finding good growth potential in the Telecom sector, which remains an overweighted position. The Portfolio also has a slight overweight in Health Care. We are not overly concerned about interest rates in the near term and are emphasizing capital-market sensitive and services industries within Financials, which is neutrally weighted overall. Information Technology is neutrally weighted, but we will be looking to add to our position in the sector. Consumer Discretionary and Staples sectors remain underweight positions.

Sincerely,


/s/ Kenneth J. Turek
----------------------------------------
KENNETH J. TUREK
PORTFOLIO MANAGER

* As categorized by Lipper, AMT Growth Portfolio ranked 14 out of 144 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the one-year period ending December 31, 2006. As categorized by Morningstar, AMT Growth Portfolio ranked 21 out of 199 funds in its Mid-Cap Growth VA/L Underlying Funds Category for the one-year period ending December 31, 2006.

AVERAGE ANNUAL TOTAL RETURN(1)

                   GROWTH     RUSSELL MIDCAP(R)
                  PORTFOLIO       GROWTH(2)       RUSSELL MIDCAP(R)(2)
1 YEAR                14.07%        10.66%               15.26%
5 YEAR                 6.43%         8.22%               12.88%
10 YEAR                6.53%         8.62%               12.14%
LIFE OF FUND           9.95%          N/A                14.37%
----------------------------------------------------------------------
INCEPTION DATE   09/10/1984

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

               Growth    Russell Midcap(R)
             Portfolio       Growth          Russell Midcap(R)
12/31/1996    $10,000         $10,000             $10,000
12/31/1997    $12,901         $12,254             $12,901
12/31/1998    $14,903         $14,443             $14,203
12/31/1999    $22,414         $21,852             $16,793
12/31/2000    $19,802         $19,284             $18,178
12/31/2001    $13,790         $15,398             $17,156
12/31/2002    $ 9,493         $11,178             $14,379
12/31/2003    $12,473         $15,953             $20,139
12/31/2004    $14,544         $18,422             $24,211
12/31/2005    $16,507         $20,651             $27,274
12/31/2006    $18,830         $22,852             $31,436

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                               3.7%
Basic Materials                                         1.5
Biotechnology                                           4.3
Business Services                                      13.4
Cable Systems                                           0.6
Communications Equipment                                0.9
Consumer Staples                                        1.6
Electrical & Electronics                                0.5
Energy                                                  6.3
Financial Services                                      6.4
Food & Beverage                                         0.4
Food Products                                           0.7
Hardware                                                0.4
Health Care                                             8.9
Industrial                                              5.3
Leisure                                                 5.8
Media                                                   2.8
Medical Equipment                                       6.0
Metals                                                  0.4
Oil & Gas                                               0.6
Publishing & Broadcasting                               0.5
Retail                                                  6.8
Semiconductors                                          3.7
Software                                                2.2
Technology                                              6.3
Telecommunications                                      8.6
Transportation                                          0.8
Utilities                                               0.3
Short-Term Investments                                  5.8
Liabilities, less cash, receivables and other assets   (5.5)

ENDNOTES

(1.) 14.07%, 6.43% and 6.53% were the average total returns for the 1-, 5- and 10-year periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000(R) Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

                                                     EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT     ACCOUNT    THE PERIOD*
                              VALUE       VALUE       7/1/06-
ACTUAL                       7/1/06      12/31/06    12/31/06
---------------------------------------------------------------
Class I                     $1,000.00   $1,070.10      $5.22

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                     $1,000.00   $1,020.16      $5.09

* Expenses are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

NUMBER OF SHARES                                                MARKET VALUE+
COMMON STOCKS (99.7%)
AEROSPACE (3.7%)
   41,000   Precision Castparts                                 $  3,209,480
   47,000   Rockwell Collins                                       2,974,630
                                                                ------------
                                                                   6,184,110
BASIC MATERIALS (1.5%)
   64,000   Airgas, Inc.                                           2,593,280

BIOTECHNOLOGY (4.3%)
   65,000   Celgene Corp.                                          3,739,450*
   30,000   Gilead Sciences                                        1,947,900*
   45,000   Pharmaceutical Product
               Development                                         1,449,900
                                                                ------------
                                                                   7,137,250
BUSINESS SERVICES (13.4%)
   15,000   Albemarle Corp.                                        1,077,000
   65,000   Alliance Data Systems                                  4,060,550*
  135,000   CB Richard Ellis Group                                 4,482,000*
   35,000   Corporate Executive Board                              3,069,500
   22,500   Corrections Corporation of
               America                                             1,017,675*
   22,000   Iron Mountain                                            909,480*
   31,500   Laureate Education                                     1,531,845*
   22,500   MasterCard, Inc. Class A                               2,216,025^^
    9,500   Stericycle, Inc.                                         717,250*
   25,000   Trimble Navigation                                     1,268,250*
   45,000   VeriFone Holdings                                      1,593,000*
   16,200   VistaPrint Ltd.                                          536,382*
                                                                ------------
                                                                  22,478,957
CABLE SYSTEMS (0.6%)
   32,500   Liberty Global Class A                                   947,375*

COMMUNICATIONS EQUIPMENT (0.9%)
   32,500   Harris Corp.                                           1,490,450

CONSUMER STAPLES (1.6%)
   15,000  Chattem Inc.                                              751,200*
   46,000  Shoppers Drug Mart                                      1,975,852
                                                                ------------
                                                                   2,727,052
ELECTRICAL & ELECTRONICS (0.5%)
   25,000  Molex Inc.                                                790,750

ENERGY (6.3%)
   97,500   Denbury Resources                                      2,709,525*
   15,000   Murphy Oil                                               762,750
   27,500   National-Oilwell Varco                                 1,682,450*
   73,750   Range Resources                                        2,025,175
   43,000   Smith International                                    1,766,010
   35,000   XTO Energy                                             1,646,750
                                                                ------------
                                                                  10,592,660
FINANCIAL SERVICES (6.4%)
   17,900   AerCap Holdings NV                                       414,922*
    7,500   Chicago Mercantile Exchange                            3,823,125
   20,000   GFI Group                                              1,245,200*
   36,000   Moody's Corp.                                          2,486,160
   52,500   Nuveen Investments                                     2,723,700
                                                                ------------
                                                                  10,693,107
FOOD & BEVERAGE (0.4%)
   17,500  Dean Foods                                           $    739,900*

FOOD PRODUCTS (0.7%)
   35,000   Corn Products International                            1,208,900

HARDWARE (0.4%)
   18,300   Network Appliance                                        718,824*

HEALTH CARE (8.9%)
   10,000   Allergan, Inc.                                         1,197,400
   50,000   Allscripts Healthcare Solutions                        1,349,500*^^
   55,000   Cerner Corp.                                           2,502,500*^^
   97,000   Cytyc Corp.                                            2,745,100*
   17,500   Digene Corp.                                             838,600*
   25,000   Gen-Probe                                              1,309,250*
   10,000   Healthways, Inc.                                         477,100*
   60,000   Psychiatric Solutions                                  2,251,200*
   68,000   VCA Antech                                             2,188,920*
                                                                ------------
                                                                  14,859,570
INDUSTRIAL (5.3%)
   34,000   Danaher Corp.                                          2,462,960
   38,000   Dover Corp.                                            1,862,760
   60,000   Fastenal Co.                                           2,152,800
   15,000   Fluor Corp.                                            1,224,750
   20,000   Rockwell Automation                                    1,221,600
                                                                ------------
                                                                   8,924,870
LEISURE (5.8%)
   41,500   Gaylord Entertainment                                  2,113,595*
   27,500   Hilton Hotels                                            959,750
   50,000   Marriott International                                 2,386,000^^
   37,500   Penn National Gaming                                   1,560,750*
   20,000   Scientific Games Class A                                 604,600*
   25,000   Station Casinos                                        2,041,750
                                                                ------------
                                                                   9,666,445
MEDIA (2.8%)
   18,500   E.W. Scripps                                             923,890
   20,000   Focus Media Holding ADR                                1,327,800*
   40,000   Grupo Televisa GDS                                     1,080,400
   20,000   Lamar Advertising                                      1,307,800*^^
                                                                ------------
                                                                   4,639,890
MEDICAL EQUIPMENT (6.0%)
   20,000   C.R. Bard                                              1,659,400
   31,500   Hologic, Inc.                                          1,489,320*
    5,000   Intuitive Surgical                                       479,500*
   58,000   Kyphon Inc.                                            2,343,200*
   40,000   ResMed Inc.                                            1,968,800*
   45,500   Varian Medical Systems                                 2,164,435*
                                                                ------------
                                                                  10,104,655
METALS (0.4%)
   12,500   Freeport-McMoRan Copper &
               Gold                                                  696,625^^

OIL & GAS (0.6%)
   40,000   Dresser-Rand Group                                       978,800*

PUBLISHING & BROADCASTING (0.5%)
   25,000   R.R. Donnelley                                           888,500

See Notes to Schedule of Investments

NUMBER OF SHARES                                                MARKET VALUE+
RETAIL (6.8%)
   19,500   Abercrombie & Fitch                                 $  1,357,785
   34,000   AnnTaylor Stores                                       1,116,560*
   90,000   Coach, Inc.                                            3,866,400*
   58,500   Nordstrom, Inc.                                        2,886,390
   20,000   O' Reilly Automotive                                     641,200*
   20,000   Polo Ralph Lauren                                      1,553,200
                                                                ------------
                                                                  11,421,535
SEMICONDUCTORS (3.7%)
   25,000   Diodes Inc.                                              887,000*
   23,000   MEMC Electronic Materials                                900,220*
   70,000   Microchip Technology                                   2,289,000
   37,500   QLogic Corp.                                             822,000*
   27,000   Varian Semiconductor
               Equipment                                           1,229,040*
                                                                ------------
                                                                   6,127,260
SOFTWARE (2.2%)
   53,000   Autodesk, Inc.                                         2,144,380*
   30,000   Citrix Systems                                           811,500*
   15,000   Electronic Arts                                          755,400*
                                                                ------------
                                                                   3,711,280
TECHNOLOGY (6.3%)
   20,000   Akamai Technologies                                    1,062,400*
  125,000   Arris Group                                            1,563,750*
   55,000   Cognizant Technology Solutions                         4,243,800*
   25,000   Fidelity National Information
               Services                                            1,002,250
   25,000   GSI Commerce                                             468,750*
   45,000   Logitech International S.A.                            1,286,550*
   24,000   NVIDIA Corp.                                             888,240*
                                                                ------------
                                                                  10,515,740
TELECOMMUNICATIONS (8.6%)
   80,000   American Tower                                         2,982,400*
  120,000   Dobson Communications                                  1,045,200*
   25,000   Globalstar, Inc.                                         347,750*
   60,000   Leap Wireless International                            3,568,200*
   50,000   NeuStar, Inc.                                          1,622,000*
   65,000   NII Holdings                                           4,188,600*
   25,000   SBA Communications                                       687,500*
                                                                ------------
                                                                  14,441,650
TRANSPORTATION (0.8%)
   35,000   C.H. Robinson Worldwide                                1,431,150

UTILITIES (0.3%)
   17,000   Mirant Corp.                                             536,690*
TOTAL COMMON STOCKS
(COST $107,974,408)                                              167,247,275
                                                                ------------
SHORT-TERM INVESTMENTS (5.8%)
  805,785   Neuberger Berman Prime
               Money Fund                                           $805,785@
8,904,501   Neuberger Berman Securities
               Lending Quality Fund, LLC                           8,904,501+++
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $9,710,286)                                                  9,710,286#
                                                                ------------
TOTAL INVESTMENTS (105.5%)
(COST $117,684,694)                                              176,957,561##
Liabilities, less cash, receivables and
   other assets [(5.5%)]                                          (9,257,250)
                                                                ------------
TOTAL NET ASSETS (100.0%)                                       $167,700,311
                                                                ------------

NOTES TO SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $117,890,824. Gross unrealized appreciation of investments was $60,072,008 and gross unrealized depreciation of investments was $1,005,271, resulting in net unrealized appreciation of $59,066,737, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                     GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                          PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F )--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                           $ 167,247,275
   Affiliated issuers                                                 9,710,286
--------------------------------------------------------------------------------
                                                                    176,957,561
   Foreign currency                                                      14,279
   Dividends and interest receivable                                     39,240
   Receivable for securities sold                                        98,287
   Receivable for securites lending income (Note A)                      56,024
   Prepaid expenses and other assets                                      4,707
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        177,170,098
--------------------------------------------------------------------------------
LIABILITIES
   Due to custodian                                                      56,501
   Payable for collateral on securities loaned (Note A)               8,904,501
   Payable for securities purchased                                     270,463
   Payable to investment manager--net (Notes A & B)                      79,764
   Payable to administrator (Note B)                                     43,519
   Payable for securities lending fees (Note A)                          53,809
   Accrued expenses and other payables                                   61,230
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     9,469,787
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 167,700,311
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                $ 339,514,865
   Undistributed net investment income (loss)                               (49)
   Accumulated net realized gains (losses) on investments          (231,086,991)
   Net unrealized appreciation (depreciation) in value of
      investments                                                    59,272,486
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 167,700,311
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
   AUTHORIZED)                                                       10,663,408
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       15.73
--------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                           $   8,580,330
*COST OF INVESTMENTS:
   Unaffiliated issuers                                           $ 107,974,408
   Affiliated issuers                                                 9,710,286
--------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                         $ 117,684,694
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                    $      14,643
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                       GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 1,037,479
Income from securities loaned--net (Note F)                              88,120
Income from investments in affiliated issuers (Note F)                   29,461
Foreign taxes withheld                                                   (3,534)
--------------------------------------------------------------------------------
Total income                                                          1,151,526
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                993,066
Administration fees (Note B)                                            541,673
Audit fees                                                               38,427
Custodian fees (Note B)                                                 123,768
Insurance expense                                                         8,512
Legal fees                                                               25,890
Shareholder reports                                                      38,966
Trustees' fees and expenses                                              27,591
Miscellaneous                                                             3,882
--------------------------------------------------------------------------------
Total expenses                                                        1,801,775
Investment management fees waived (Note A)                                 (491)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                      (10,936)
--------------------------------------------------------------------------------
Total net expenses                                                    1,790,348
--------------------------------------------------------------------------------
Net investment income (loss)                                           (638,822)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers            31,702,833
   Foreign currency                                                          44
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                (6,310,294)
   Foreign currency                                                        (356)
   -----------------------------------------------------------------------------
Net gain (loss) on investments                                       25,392,227
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $24,753,405
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                            GROWTH PORTFOLIO
                                                                      ----------------------------
                                                                         YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                2006            2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $   (638,822)  $ (1,079,811)
Net realized gain (loss) on investments                                 31,702,877     21,549,247
Change in net unrealized appreciation (depreciation) of investments     (6,310,650)     3,712,340
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         24,753,405     24,181,776
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                9,654,613      7,527,312
Payments for shares redeemed                                           (63,248,548)   (43,306,792)
--------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                   (53,593,935)   (35,779,480)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                  (28,840,530)   (11,597,704)
NET ASSETS:
Beginning of year                                                      196,540,841    208,138,545
--------------------------------------------------------------------------------------------------
End of year                                                           $167,700,311   $196,540,841
--------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $        (49)  $         --
--------------------------------------------------------------------------------------------------


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS  GROWTH PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis was as follows:

      UNDISTRIBUTED      UNREALIZED           LOSS
     ORDINARY INCOME    APPRECIATION     CARRYFORWARDS
          (LOSS)       (DEPRECIATION)    AND DEFERRALS        TOTAL
           $--           $59,066,358    $(230,880,912)   $(171,814,554)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards and post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October, 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $49 net currency losses arising between November 1, 2006 and December 31, 2006.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

              EXPIRING IN:
          2009          2010
     $160,761,066   $70,119,797

     During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $31,438,247.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From September 13, 2005 to September 12, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $88,120, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $682,748 in income earned on cash collateral and guaranteed amounts (including approximately $568,469 of interest income earned from the Quality Fund and $7,665 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $594,628 (including $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $491 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $29,461 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate,

     1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $10,735.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $201.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $71,367,808 and $125,074,357, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $226,766, of which Neuberger received $0, Lehman Brothers Inc. received $37,210, and other brokers received $189,556.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                       FOR THE YEAR ENDED DECEMBER 31,
                             2006         2005
     SHARES SOLD             649,608      586,157
     SHARES REDEEMED      (4,236,962)  (3,464,321)
                          ----------   ----------
     TOTAL                (3,587,354)  (2,878,164)
                          ----------   ----------

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                          INCOME FROM
                                                                                                          INVESTMENTS
                                                                                                               IN
                                   BALANCE OF      GROSS                     BALANCE OF                    AFFILIATED
                                  SHARES HELD    PURCHASES        GROSS     SHARES HELD       VALUE         ISSUERS
                                  DECEMBER 31,      AND         SALES AND   DECEMBER 31,   DECEMBER 31,   INCLUDED IN
     NAME OF ISSUER                   2005       ADDITIONS     REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman Prime
     Money Fund Trust
     Class**                               --    40,865,827    40,060,042       805,785     $  805,785      $ 29,461

     Neuberger Berman
     Securities Lending Quality
     Fund, LLC***                  15,193,101   197,308,600   203,597,200     8,904,501      8,904,501       568,469
                                                                                            ----------      --------
     TOTAL                                                                                  $9,710,286      $597,930
                                                                                            ----------      --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------
                                                                     2006       2005       2004       2003       2002
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 13.79    $ 12.15    $ 10.42    $  7.93    $ 11.52
                                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                       (.05)      (.07)      (.06)      (.05)      (.06)
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)      1.99       1.71       1.79       2.54      (3.53)
                                                                   -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                                      1.94       1.64       1.73       2.49      (3.59)
                                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR                                       $ 15.73    $ 13.79    $ 12.15    $ 10.42    $  7.93
                                                                   -------    -------    -------    -------    -------
TOTAL RETURN++                                                      +14.07%    +13.50%    +16.60%    +31.40%    -31.16%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                              $ 167.7    $ 196.5    $ 208.1    $ 214.9    $ 185.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                        1.00%      1.00%       .96%       .94%       .96%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                            .99%~      .99%~      .94%~      .93%~      .96%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS           (.35)%     (.55)%     (.51)%     (.58)%     (.65)%
PORTFOLIO TURNOVER RATE                                                 40%        53%        83%       149%        97%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

~ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

 YEAR ENDED DECEMBER 31,
2006   2005   2004   2003
0.99%  0.99%  0.94%  0.93%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov. and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio manager. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to a comparable fund to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable fund and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

GUARDIAN PORTFOLIO

B1016 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

GUARDIAN PORTFOLIO MANAGER'S COMMENTARY

Following the Federal Reserve's August decision to keep interest rates unchanged, the leading stock market indices rallied to close 2006 with excellent gains. The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio also performed well, but lagged its S&P 500 benchmark.

Highlighted by the strong performance of cable television giant Comcast, international cable TV operator Liberty Global, and Toyota Motor, Consumer Discretionary investments had the most favorable impact on absolute and relative returns. Industrial sector holdings also contributed to returns, with conglomerate Danaher and trash hauler Waste Management excelling. Financials sector investments performed well, with four holdings (Goldman Sachs, State Street, Citigroup, and Bank of New York) appearing on the top-ten contributors list.

Although generating a positive return for the year, collectively our Health Care holdings underperformed the corresponding benchmark component. Earlier this year, the managed care sector came under pressure due to investors' concern over more competitive pricing in the industry. A slide in UnitedHealth Group's stock was compounded by an investigation regarding back-dated options. The investigation continues but has already resulted in a change in senior management and will ultimately cause the company to restate earnings. However, while there can be no certainty, we believe this should not have a significant financial impact. Furthermore, we believe that investors' current concern over industry pricing appears excessive and that the longer-term prospects for UnitedHealth remain compelling. With 40 million Americans uninsured and an aging population in need of care, we believe that UnitedHealth's expertise in delivering high quality, cost effective health care will be a critical part of the solution to America's health care challenges.

Collectively our Information Technology investments declined in value, with three technology stocks (Dell, National Instruments and Texas Instruments) near the bottom of this year's performance rankings. Another significant tech sector holding, Altera, trailed index sector constituents. Having concluded that the competitive advantages Dell had enjoyed for many years were eroding, we exited the stock in mid-year. We have maintained our positions in National Instruments, Texas Instruments and Altera, companies whose businesses have been performing quite well, but whose stocks have languished. We think it is simply a matter of time before investors acknowledge the strong secular growth opportunities afforded by these high quality companies.

Our bias toward domestic natural gas exploration and production companies restrained relative returns in the Energy sector, where this year's gains were fueled primarily by the strong performance of the major integrated oils. Last year's unusually warm winter followed by a cool summer, and an unseasonably mild start to this winter, have restrained demand and swelled natural gas inventories, keeping a ceiling on prices and natural gas production company earnings. While natural gas fundamentals are likely to remain challenged entering 2007, over the longer term, we believe that owning exploration and production companies such as Newfield Exploration and Cimarex Energy, both of which have consistent records for finding productive new energy reserves, makes good longer term investment sense.

As we have discussed in past letters to shareholders, over the last several years, equity market returns have been narrowly distributed, with a substantial portion of market performance generated by stocks in just a few areas, most notably Energy, interest rate sensitive groups such as real estate investment trusts (REITs), and high yielding utilities. We profited from investments in all of these top-performing groups, having at one point been meaningfully overweight in Energy and REITs. However, after a multi-year up-trend, as fundamentals evolved and valuations expanded, we began reducing exposure to more richly valued stocks in these market leading industry groups and taking advantage of good value in less widely favored sectors that have underperformed. In short, over the past two years, we have consistently executed on our valuation and risk management principles.

Despite the fact that our Portfolio companies' businesses have been doing well, during the first three quarters of 2006, the stocks lagged as recent years' market leaders continued to outperform. However, the Portfolio participated fully in the robust fourth quarter rally when investors began seeking good relative value in a much wider range of sectors. Going forward, we remain optimistic that the businesses in our Portfolio are well positioned for growth. Furthermore, should investors continue to gravitate to high quality companies in more reasonably valued sectors, we believe the portfolio is well positioned to benefit.

Sincerely,


/s/ Arthur Moretti
-------------------------------------
ARTHUR MORETTI
PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                      GUARDIAN            GUARDIAN
                 PORTFOLIO CLASS I   PORTFOLIO CLASS S   S&P 500(2)
1 YEAR                   13.38%              13.02%        15.78%
5 YEAR                    6.64%               6.40%         6.19%
LIFE OF FUND              8.91%               8.78%         6.56%
-------------------------------------------------------------------
INCEPTION DATE      11/03/1997          08/02/2002

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                    [CHART]

                  Guardian
             Portfolio Class I   S&P 500
 11/3/1997        $10,000        $10,000
12/31/1997        $10,520        $10,642
12/31/1998        $13,851        $13,683
12/31/1999        $15,920        $16,562
12/31/2000        $16,100        $15,054
12/31/2001        $15,857        $13,267
12/31/2002        $11,663        $10,336
12/31/2003        $15,368        $13,299
12/31/2004        $17,798        $14,745
12/31/2005        $19,291        $15,468
12/31/2006        $21,872        $17,909

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The results are compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive                                              5.9%
Banking & Financial                                     7.9
Cable Systems                                           9.3
Consumer Discretionary                                  1.8
Consumer Staples                                        1.2
Energy                                                  2.0
Financial Services                                      8.1
Health Products & Services                              4.2
Industrial                                              6.7
Insurance                                               6.2
Life Science Tools & Supplies                           2.1
Media                                                   7.5
Oil & Gas                                               3.1
Oil Services                                            0.6
Pharmaceutical                                          3.4
Technology                                              3.7
Technology-Semiconductor                               10.1
Technology-Semiconductor Capital Equipment              3.4
Transportation                                          2.6
Utilities                                               4.2
Waste Management                                        4.2
Short-Term Investments                                  2.3
Liabilities, less cash, receivables and other assets   (0.5)

ENDNOTES

(1.) For Class I, 13.38%, 6.64%, and 8.91% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended December 31, 2006. For Class S, 13.02%, 6.40% and 8.78% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2006. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about
                                                actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the
                                                period. Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid
                                                During the Period" to estimate the expenses you paid over
                                                the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of
                                                return at 5% per year before expenses. This return is not
                                                the fund's actual return. The hypothetical account values
                                                and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of
                                                investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the
                                                5% hypothetical examples that appear in the shareholder
                                                reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION As of 12/31/06 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

                                                       EXPENSES
                             BEGINNING     ENDING    PAID DURING
                              ACCOUNT      ACCOUNT   THE PERIOD*
                               VALUE        VALUE      7/1/06 -
ACTUAL                         7/1/06     12/31/06     12/31/06    EXPENSE RATIO
--------------------------------------------------------------------------------
Class I                      $1,000.00   $1,122.90      $5.31          0.99%
Class S                      $1,000.00   $1,120.60      $6.68          1.25%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES) **
--------------------------------------------------------------------------------
Class I                      $1,000.00   $1,020.20      $5.05
Class S                      $1,000.00   $1,018.91      $6.36

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS GUARDIAN PORTFOLIO

NUMBER OF SHARES                                                MARKET VALUE+
COMMON STOCKS (98.2%)

AUTOMOTIVE (5.9%)
   87,950   BorgWarner, Inc.                                     $  5,190,809
   29,825   Toyota Motor ADR                                        4,005,796
                                                                 ------------
                                                                    9,196,605
BANKING & FINANCIAL (7.9%)
  161,975   Bank of New York                                        6,376,956
   89,025   State Street                                            6,003,846
                                                                 ------------
                                                                   12,380,802
CABLE SYSTEMS (9.3%)
  133,800   Comcast Corp. Class A Special                           5,603,544*^^
  201,220   Liberty Global Class A                                  5,865,563*
  109,070   Liberty Global Class C                                  3,053,960*
                                                                 ------------
                                                                   14,523,067
CONSUMER DISCRETIONARY (1.8%)
   35,100   V.F. Corp.                                              2,881,008

CONSUMER STAPLES (1.2%)
   37,050   Costco Wholesale                                        1,958,834

ENERGY (2.0%)
   46,400   BP PLC ADR                                              3,113,440

FINANCIAL SERVICES (8.1%)
  124,400   Citigroup Inc.                                          6,929,080
   51,650   Freddie Mac                                             3,507,035
   11,325   Goldman Sachs Group                                     2,257,639
                                                                 ------------
                                                                   12,693,754
HEALTH PRODUCTS & SERVICES (4.2%)
  121,050   UnitedHealth Group                                      6,504,016

INDUSTRIAL (6.7%)
   40,450   3M Co.                                                  3,152,268
  101,025   Danaher Corp.                                           7,318,251
                                                                 ------------
                                                                   10,470,519
INSURANCE (6.2%)
  105,700   Progressive Corp.                                       2,560,054
  178,950   Willis Group Holdings                                   7,106,104
                                                                 ------------
                                                                    9,666,158
LIFE SCIENCE TOOLS & SUPPLIES (2.1%)
   49,700   Millipore Corp.                                         3,310,020*

MEDIA (7.5%)
  155,075   E.W. Scripps                                            7,744,446
  188,439   Liberty Media Holding Interactive Class A               4,064,629*
                                                                 ------------
                                                                   11,809,075
OIL & GAS (3.1%)
   20,650   Cimarex Energy                                            753,725
   89,900   Newfield Exploration                                    4,130,905*
                                                                 ------------
                                                                    4,884,630
OIL SERVICES (0.6%)
   14,325   Schlumberger Ltd.                                         904,767

PHARMACEUTICAL (3.4%)
   93,375   Novartis AG ADR                                      $  5,363,460

TECHNOLOGY (3.7%)
  211,950   National Instruments                                    5,773,518

TECHNOLOGY--SEMICONDUCTOR (10.1%)
  427,425   Altera Corp.                                            8,411,724*
  257,775   Texas Instruments                                       7,423,920
                                                                 ------------
                                                                   15,835,644
TECHNOLOGY--SEMICONDUCTOR CAPITAL EQUIPMENT (3.4%)
  351,200   Teradyne, Inc.                                          5,253,952*

TRANSPORTATION (2.6%)
   94,400   Canadian National Railway                               4,062,032

UTILITIES (4.2%)
  452,953   National Grid                                           6,536,323

WASTE MANAGEMENT (4.2%)
   29,350   Republic Services                                       1,193,665
  147,950   Waste Management                                        5,440,121
                                                                 ------------
                                                                    6,633,786
TOTAL COMMON STOCKS
(COST $109,680,661)                                               153,755,410
                                                                 ------------
SHORT-TERM INVESTMENTS (2.3%)
2,187,770   Neuberger Berman Prime  Money Fund Trust Class          2,187,770@
1,364,001   Neuberger Berman Securities  Lending Quality
               Fund, LLC                                            1,364,001+++
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,551,771)                                                   3,551,771#
                                                                 ------------
TOTAL INVESTMENTS (100.5%)
(COST $113,232,432)                                               157,307,181##
Liabilities, less cash, receivables and other assets [(0.5%)]        (805,421)
                                                                 ------------
TOTAL NET ASSETS (100.0%)                                        $156,501,760
                                                                 ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS GUARDIAN PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $113,616,104. Gross unrealized appreciation of investments was $43,870,161 and gross unrealized depreciation of investments was $179,084, resulting in net unrealized appreciation of $43,691,077, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                          GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                 $153,755,410
   Affiliated issuers                                                      3,551,771
-------------------------------------------------------------------------------------
                                                                         157,307,181
   Cash                                                                       11,186
   Foreign currency                                                          204,464
   Dividends and interest receivable                                         184,195
   Receivable for securities lending income (Note A)                           6,908
   Receivable for securities sold                                            429,216
   Receivable for Fund shares sold                                            18,747
   Prepaid expenses and other assets                                             339
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                             158,162,236
-------------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                    1,364,001
   Payable for Fund shares redeemed                                          116,194
   Payable to investment manager-net (Notes A & B)                            73,908
   Payable to administrator-net (Note B)                                      40,651
   Payable for securities lending fees (Note A)                                6,151
   Accrued expenses and other payables                                        59,571
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          1,660,476
-------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                     $156,501,760
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $120,949,607
   Undistributed net investment income (loss)                                452,228
   Accumulated net realized gains (losses) on investments                 (8,974,468)
   Net unrealized appreciation (depreciation) in value of investments     44,074,393
-------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                     $156,501,760
-------------------------------------------------------------------------------------
NET ASSETS
   Class I                                                              $154,999,747
   Class S                                                                 1,502,013
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Class I                                                                 7,864,919
   Class S                                                                    76,346
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                              $      19.71
   Class S                                                                     19.67
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                 $  1,298,280
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                 $109,680,661
   Affiliated issuers                                                      3,551,771
-------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                               $113,232,432
-------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                          $    205,299
-------------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                          GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                   $  1,953,342
Income from securities loaned--net (Note F)                                    5,416
Income from investments in affiliated issuers (Note F)                       145,450
Foreign taxes withheld                                                       (24,583)
-------------------------------------------------------------------------------------
Total income                                                               2,079,625
-------------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                     892,936
Administration fees (Note B):
   Class I                                                                   484,457
   Class S                                                                     2,599
Distribution fees (Note B):
   Class S                                                                     2,164
Audit fees                                                                    38,427
Custodian fees (Note B)                                                       99,020
Insurance expense                                                              7,661
Legal fees                                                                    28,308
Shareholder reports                                                           30,678
Trustees' fees and expenses                                                   27,570
Miscellaneous                                                                  3,409
-------------------------------------------------------------------------------------
Total expenses                                                             1,617,229
Expenses reimbursed by administrator (Note B)                                    (17)
Investment management fees waived (Note A)                                    (2,417)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                            (6,959)
-------------------------------------------------------------------------------------
Total net expenses                                                         1,607,836
-------------------------------------------------------------------------------------
Net investment income (loss)                                                 471,789
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                 16,985,549
   Foreign currency                                                          136,395
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                      2,254,821
   Foreign currency                                                              570
   ----------------------------------------------------------------------------------
Net gain (loss) on investments                                            19,377,335
-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 19,849,124
-------------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                             GUARDIAN PORTFOLIO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                YEAR ENDED DECEMBER 31,
                                                                            2006            2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $    471,789   $  1,189,314
Net realized gain (loss) on investments                                   17,121,944     19,752,554
Change in net unrealized appreciation (depreciation) of investments        2,255,391     (7,793,870)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           19,849,124     13,147,998
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
   Class I                                                                (1,031,689)      (254,084)
   Class S                                                                    (8,013)            --
   -------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (1,039,702)      (254,084)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                                                22,420,550     27,119,201
   Class S                                                                   952,471        141,712
Proceeds from reinvestment of dividends and distributions:
   Class I                                                                 1,031,689        254,084
   Class S                                                                     8,013             --
Payments for shares redeemed:
   Class I                                                               (62,405,447)   (42,264,657)
   Class S                                                                   (29,983)       (12,984)
   -------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     (38,022,707)   (14,762,644)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    (19,213,285)    (1,868,730)
NET ASSETS:
Beginning of year                                                        175,715,045    177,583,775
----------------------------------------------------------------------------------------------------
End of year                                                             $156,501,760   $175,715,045
----------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year               $    452,228   $  1,039,483
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS GUARDIAN PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2006 was $388,596.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                DISTRIBUTIONS PAID FROM:

        ORDINARY INCOME              TOTAL
        2006        2005        2006        2005
     $1,039,702   $254,084   $1,039,702   $254,084

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED         LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS      TOTAL
         $452,228        $43,690,725     $(8,590,800)   $35,552,153

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

           EXPIRING IN:
        2010         2011
     $3,039,667   $5,551,133

     During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $17,259,561.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements and an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $5,416, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $259,929 in income earned on cash collateral and guaranteed amounts (including approximately $251,109 of interest income earned from the

     Quality Fund and $8,820 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $254,513 (including $2,859 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $2,417 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $145,450 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                            REIMBURSEMENT FROM
                                            MANAGEMENT FOR THE
                  EXPENSE                       YEAR ENDED
               LIMITATION(1)   EXPIRATION    DECEMBER 31, 2006
     CLASS I       1.00%        12/31/09             --
     CLASS S       1.25%        12/31/09            $17

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each respective class has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under these agreements. At December 31, 2006, contingent liabilities to Management under the agreement were as follows:

                   EXPIRING IN:
               2008   2009   TOTAL

     CLASS S    $61    $17    $78

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $6,390.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $569.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $36,047,900 and $71,183,228, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $120,476, of which Neuberger received $0, Lehman Brothers Inc. received $22,265 and other brokers received $98,211.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

     FOR THE YEAR ENDED DECEMBER 31, 2006

                             SHARES ISSUED ON
                              REINVESTMENT OF
                               DIVIDENDS AND      SHARES
               SHARES SOLD     DISTRIBUTIONS     REDEEMED       TOTAL
     CLASS I    1,219,263         54,471        (3,422,041)  (2,148,307)
     CLASS S       52,073            424            (1,636)      50,861

     FOR THE YEAR ENDED DECEMBER 31, 2005

                             SHARES ISSUED ON
                              REINVESTMENT OF
                               DIVIDENDS AND      SHARES
               SHARES SOLD     DISTRIBUTIONS     REDEEMED      TOTAL
     CLASS I    1,602,969         15,325        (2,569,093)  (950,799)
     CLASS S        8,512             --              (786)     7,726

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                     INCOME FROM
                                                                                                     INVESTMENTS
                              BALANCE OF       GROSS                   BALANCE OF                   IN AFFLIATED
                              SHARES HELD    PURCHASES      GROSS      SHARES HELD       VALUE         ISSUERS
                             DECEMBER 31,       AND       SALES AND   DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER              2005        ADDITIONS   REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**             6,257,131    56,266,465   60,335,826     2,187,770     $2,187,770      $145,450

     Neuberger Berman
     Securities Lending
     Quality Fund, LLC ***     1,007,600    92,706,500   92,350,099     1,364,001      1,364,001       251,109
                                                                                      ----------      --------
     TOTAL                                                                            $3,551,771      $396,559
                                                                                      ----------      --------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS GUARDIAN PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

CLASS I                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                                2006       2005       2004       2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $ 17.50    $ 16.17    $ 13.98    $ 10.70   $ 14.64
                                                              -------    -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .05        .12        .04        .03       .10
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                2.29       1.24       2.17       3.36     (3.95)
                                                              -------    -------    -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                 2.34       1.36       2.21       3.39     (3.85)
                                                              -------    -------    -------    -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.13)      (.03)      (.02)      (.11)     (.09)
                                                              -------    -------    -------    -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 19.71    $ 17.50    $ 16.17    $ 13.98   $ 10.70
                                                              -------    -------    -------    -------   -------
TOTAL RETURN++                                                 +13.38%     +8.39%    +15.81%    +31.76%   -26.45%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 155.0    $ 175.3    $ 177.3    $ 169.2   $ 140.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .99%      1.00%       .98%       .97%      .98%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                       .99%~     1.00%~      .97%~      .97%      .98%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .29%       .71%       .25%       .25%      .81%
PORTFOLIO TURNOVER RATE                                            23%        32%        24%        58%      147%

                                                                                                           PERIOD FROM
                                                                                                        AUGUST 2, 2002 ^
CLASS S                                                               YEAR ENDED DECEMBER 31,            TO DECEMBER 31,
                                                              ---------------------------------------   ----------------
                                                                2006      2005       2004       2003           2002
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 17.52    $16.20    $ 14.02    $ 10.69         $11.23
                                                              -------    ------    -------    -------         ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .02       .09        .00        .00            .03
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                2.26      1.23       2.18       3.35           (.57)
                                                              -------    ------    -------    -------         ------
TOTAL FROM INVESTMENT OPERATIONS                                 2.28      1.32       2.18       3.35           (.54)
                                                              -------    ------    -------    -------         ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.13)       --         --       (.02)            --
                                                              -------    ------    -------    -------         ------
NET ASSET VALUE, END OF PERIOD                                $ 19.67    $17.52    $ 16.20    $ 14.02         $10.69
                                                              -------    ------    -------    -------         ------
TOTAL RETURN++                                                 +13.02%    +8.15%    +15.55%    +31.39%         -4.81%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                       $   1.5    $  0.4    $   0.3    $   0.1         $  0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                   1.25%     1.25%      1.23%      1.22%          1.24%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      1.25%~    1.24%~     1.22%~     1.22%          1.24%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .11%      .53%       .03%       .02%           .63%*
PORTFOLIO TURNOVER RATE                                            23%       32%        24%        58%           147%@@

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS GUARDIAN PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                  YEAR ENDED DECEMBER 31,
                                    2006   2005   2004
     GUARDIAN PORTFOLIO CLASS I      .99%  1.00%   .97%
     GUARDIAN PORTFOLIO CLASS S     1.25%  1.26%  1.22%

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

@@ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Advisory Director, ABA
                            1984             Milburn LLP (law firm)                       Retirement Funds (formerly,
                                             since October 2002;                          American Bar Retirement
                                             formerly, Attorney-at-Law                    Association (ABRA)) since 1997
                                             and President, Faith                         (not-for-profit membership
                                             Colish, A Professional                       association).
                                             Corporation, 1980 to 2002.

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                  PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

100.00% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

See Notes to Schedule of Investments

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Guardian Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to a comparable fund to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable fund and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

HIGH INCOME BOND PORTFOLIO

E0633 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

HIGH INCOME BOND PORTFOLIO MANAGERS' COMMENTARY

The high yield corporate market generated an attractive return in 2006. Factors contributing to the favorable results were strong fundamentals, including solid earnings growth and declining default rates, and the normalization of monetary policy and steady demand for higher yielding bonds. The market started the year on a positive note, delivering solid results during the first four months of the year. The market subsequently witnessed a re-pricing in the May/June period as a result of concerns about inflation and other macroeconomic conditions, uncertainty about the direction of the Federal Reserve and equity market volatility. The mid-year correction reversed itself during the back half of the year, and the market finished strongly as earlier concerns were alleviated.

Credit spreads tightened for the entire year and lower quality bonds outperformed higher quality issues. As measured by the Merrill Lynch U.S. High Yield Master II Index, CCC rated bonds provided a return of more than 18% for the year compared to 11% and 10% for credits rated B and BB, respectively. High yield returns were not significantly affected by the upward movement of interest rates.

For the year, the Neuberger Berman Advisers Management Trust (AMT) High Income Bond Portfolio underperformed its benchmark, the Lehman Brothers Intermediate Ba U.S. High Yield Index. Through most of 2006, the Portfolio was invested in Ba and B rated bonds, with an emphasis in industries with stable cash flows -- this at a time when lower quality and economically sensitive industries outperformed. Overall, holdings in Health Care, Food, Drug & Retail, Consumer Products, Printing & Publishing and Support Services all had a positive impact on returns, while Automotive & Auto Parts, Food, Beverage & Tobacco, Metals/Mining, Energy and Telecommunications issues detracted from returns.

During 2006, the portfolio management team transitioned the Portfolio to include a broader range of securities, as our investment guidelines were expanded to provide more flexibility in investing within the high yield market. As such, the Portfolio is structured in accordance with our outlook across industry sectors and credit quality tiers. To summarize, it is primarily tilted toward industries that, as noted, exhibit a high level of cash flow stability and away from more cyclical industries. The Portfolio is generally neutral in quality positioning relative to the broad high yield market,* with respect to BB rated and B rated credit quality and underweighted in credits rated below CCC-, the riskiest part of the high yield market. At the end of the year, the Portfolio held overweight positions in the following sectors: Healthcare, Automotive & Auto Parts, Media-Cable, and Printing & Publishing. The Portfolio was underweight in the Real Estate & Homebuilders, Paper & Packing, Capital Goods, and Chemicals sectors.

Looking out over the next nine to twelve months, we are reasonably positive on the high yield market. High yield bonds continue to offer an attractive yield relative to other fixed income investments. While we believe that valuations are somewhat on the high side, there are good reasons to believe that the market will remain strong and bond prices firm. Our outlook is for a stable U.S. economy, as we currently anticipate trend growth in a moderate range. This should translate into low default rates -- only modestly higher than current levels.

In addition, we expect a generally even balance between supply and demand, as maturities and coupon income will generate cash flow for reinvestment into the market. Taken together, these favorable factors should mean stable prices for high yield.

*As represented by the Merrill Lynch U.S. High Yield Master II Index.

We will keep a watchful eye out for developments that could negatively affect the market. We are especially focused on the strength of the economy and any meaningful uptick in default rates. Developments with respect to the housing market and inflationary pressures bear watching. While spreads are narrow by historical standards, particularly for the lower rated tiers, we envision no compelling reasons to anticipate substantial widening at this time, barring an "event" creating flight-to-quality conditions, significant Fed tightening in response to inflation surprises, or a material deterioration in economic activity. Issue selection decisions will be an important contributor to returns for high yield looking forward nine to twelve months.

Sincerely,


/s/ Ann H. Benjamin                      /s/ Thomas P. O'Reilly
--------------------------------------   ---------------------------------------

                                ANN H. BENJAMIN
                                      AND
                               THOMAS P. O'REILLY
                             PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                 HIGH INCOME BOND   LEHMAN INTERMEDIATE BA
                     PORTFOLIO        US HIGH YIELD INDEX
1 YEAR                    7.47%              9.65%
LIFE OF FUND              4.81%              6.65%
INCEPTION DATE      09/15/2004

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

             High Income   Lehman Intermediate Ba
           Bond Portfolio   US High Yield Index
 9/15/2004     $10,000             $10,000
12/31/2004       10243               10282
12/31/2005       10366               10571
12/31/2006       11140               11592

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

RATING SUMMARY

AAA/Government/Government Agency    0.0%
AA                                  0.0
A                                   0.0
BBB                                 0.3
BB                                 31.6
B                                  43.9
CCC                                13.3
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                         10.9

ENDNOTES

(1.) 7.47% and 4.81% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Lehman Brothers Intermediate Ba U.S. High Yield Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

(3.) The Merrill Lynch(R) U.S. High Yield Master II Index is an unmanaged market-value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities, and is not an investment vehicle. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

                                                       EXPENSES
                             BEGINNING     ENDING    PAID DURING
                              ACCOUNT     ACCOUNT    THE PERIOD*
                               VALUE       VALUE       7/1/06-
ACTUAL                         7/1/06     12/31/06     12/31/06
----------------------------------------------------------------
Class S                      $1,000.00   $1,073.50      $5.73

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
----------------------------------------------------------------
Class S                      $1,000.00   $1,019.68      $5.58

* Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS HIGH INCOME BOND PORTFOLIO

                                                                             RATING~       MARKET VALUE+
PRINCIPAL AMOUNT                                                          MOODY'S   S&P
CORPORATE DEBT SECURITIES (91.6%)

AEROSPACE (0.9%)
 $50,000   L-3 Communications Corp., Guaranteed Senior Subordinated
             Notes, 7.63%, due 6/15/12                                      Ba3     BB+      $ 51,750

BROADCASTING (3.7%)
  55,000   CMP Susquehanna Corp., Senior Subordinated Notes, 9.88%,
              due 5/15/14                                                     B3     CCC       54,725?
  25,000   Entercom Radio/Capital, Guaranteed Senior Notes, 7.63%,
              due 3/1/14                                                     Ba2      B        25,000
  20,000   LIN Television Corp., Senior Subordinated Notes, 6.50%,
              due 5/15/13                                                     B1      B-       19,050
  10,000   LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%,
              due 5/15/13                                                     B1      B-        9,525
  20,000   Paxson Communications, Secured Floating Rate Notes, 8.62%,
              due 1/16/07                                                     B1     CCC+      20,250?!
  50,000   Paxson Communications, Secured Floating Rate Notes, 11.62%,
              due 1/16/07                                                    Caa2    CCC-      50,625?!
  20,000   Young Broadcasting, Inc., Guaranteed Notes, 10.00%,
              due 3/1/11                                                     Caa1    CCC-      19,000
  15,000   Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%,
              due 1/15/14                                                    Caa1    CCC-      12,994
                                                                                             --------
                                                                                              211,169
                                                                                             --------

CABLE & WIRELESS VIDEO (6.5%)
  30,000   CCH I LLC, Guaranteed Notes, 10.00%, due 5/15/14                  Caa3    CCC-      25,912^^
 115,000   CCH I LLC, Secured Notes, 11.00%, due 10/1/15                     Caa2    CCC-     118,019
  20,000   Charter Communications Operating LLC, Senior Notes, 8.00%,
              due 4/30/12                                                     B3      B-       20,775?^^
  20,000   CSC Holdings, Inc., Senior Notes, Ser. B., 8.13%, due 8/15/09      B2      B+       20,725
  15,000   DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13            Ba3     BB-       15,600
   5,000   DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 6/15/15        Ba3     BB-        4,794
  25,000   EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08              Ba3     BB-       24,906
  20,000   Echostar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13          Ba3     BB-       19,975
  20,000   Echostar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16                   BB-       20,000
  50,000   Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12              Ba2     BB+       54,044
  20,000   Shaw Communications, Inc., Senior Notes, 8.25%, due 4/11/10       Ba2     BB+       21,250
  25,000   Videotron Ltee, Guaranteed Notes, 6.38%, due 12/15/15             Ba2      B+       24,437
                                                                                              -------
                                                                                              370,437
                                                                                              -------

CHEMICALS (2.1%)
  20,000   Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16               Ba1     BB+       19,250
  45,000   Hexion US Fin. Corp., Senior Notes, 9.75%, due 11/15/14            B3      B-       45,619?
  10,000   Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16        B1      B+       10,500
  15,000   Methanex Corp., Senior Notes, 8.75%, due 8/15/12                  Ba1     BBB-      16,312
  30,000   PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                     B3      B-       29,550
                                                                                             --------
                                                                                              121,231
                                                                                             --------

CONSUMER PRODUCTS (2.5%)
  35,000   Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%,
              due 5/1/14                                                     Caa1    CCC+      34,081
  30,000   Constellation Brands, Inc., Guaranteed Notes, 7.25%,
              due 9/1/16                                                     Ba2      BB       30,825
  10,000   Hanesbrands, Inc., Senior Notes, 8.74%, due 6/15/07                B2      B-       10,175?!
  30,000   Levi Strauss & Co., Senior Notes, 9.75%, due 1/15/15               B3      B-       32,325
  40,000   Spectrum Brands, Inc., Guaranteed Notes, 7.38%, due 2/1/15        Caa2    CCC       34,600
                                                                                             --------
                                                                                              142,006
                                                                                             --------

                                                                             RATING~       MARKET VALUE+
PRINCIPAL AMOUNT                                                          MOODY'S   S&P
DIVERSIFIED MEDIA (6.1%)
$ 20,000   AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%,
              due 8/15/12                                                    Ba3      B-     $ 20,925
  10,000   AMC Entertainment, Inc., Guaranteed Notes, 11.00%,
              due 2/1/16                                                      B3     CCC+      11,225
  10,000   Dex Media West LLC, Senior Notes, 8.50%, due 8/15/10               B1      B        10,388
  20,000   Dex Media West LLC, Senior Subordinated Notes, 9.88%,
              due 8/15/13                                                     B2      B        21,800
  25,000   Dex Media, Inc., Disc. Notes, Step-Up, 0.00%/9.00%,
              due 11/15/13                                                    B3      B        22,312^^^^
  90,000   IDEARC, Inc., Senior Notes, 8.00%, due 11/15/16                    B2      B+       91,350?
  35,000   Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11               B2      B        35,700
  80,000   R.H. Donnelley Corp., Senior Notes, 8.88%, due 1/15/16             B3      B        84,000
  60,000   WMG Holdings Corp., Senior Disc. Notes, Step-Up,
              0.00%/9.50%, due 12/15/14                                       B2      B        48,000^^^^
                                                                                             --------
                                                                                              345,700
                                                                                             --------

ENERGY (6.3%)
  45,000   AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%,
              due 5/20/15                                                     B1               45,562
  35,000   Chesapeake Energy Corp., Senior Notes, 7.50%,
              due 9/15/13                                                    Ba2      BB       36,444
  25,000   Ferrellgas, L.P., Senior Notes, 6.75%, due 5/1/14                 Ba3      B+       24,313
  40,000   Forest Oil Corp., Guaranteed Senior Notes, 7.75%,
              due 5/1/14                                                      B1      B+       40,700
  30,000   Newfield Exploration Co., Senior Notes, 7.63%,
              due 3/1/11                                                     Ba1     BB+       31,425
  65,000   Regency Energy Partners, Senior Notes, 8.38%,
              due 12/15/13                                                    B2      B        65,162?
 100,000   Sabine Pass L.P., Senior Secured Notes, 7.50%,
              due 11/30/16                                                   Ba3      BB       99,625?
  15,000   Targa Resources, Inc., Guaranteed Notes, 8.50%,
              due 11/1/13                                                     B3      B-       15,113?
                                                                                             --------
                                                                                              358,344
                                                                                             --------

FINANCIAL (4.4%)
  35,000   American Real Estate Partners, L.P., Senior Notes, 8.13%,
              due 6/1/12                                                     Ba3     BB+       36,137
  70,000   General Motors Acceptance Corp., Notes, 6.88%,
              due 9/15/11                                                    Ba1     BB+       71,799
 125,000   General Motors Acceptance Corp., Notes, 7.00%,
              due 2/1/12                                                     Ba1     BB+      128,960^^
  10,000   General Motors Acceptance Corp., Bonds, 8.00%,
              due 11/1/31                                                    Ba1     BB+       11,481
                                                                                             --------
                                                                                              248,377
                                                                                             --------

FOOD, DRUG & TOBACCO (3.0%)
  25,000   Dean Foods Co., Guaranteed Notes, 7.00%, due 6/1/16               Ba2     BB-       25,250
  90,000   Jean Coutu Group PJC, Inc., Senior Subordinated Notes,
              8.50%,  due 8/1/14                                             Caa2     B-       90,562
  25,000   NPC Int'l., Inc., Senior Subordinated Notes, 9.50%,
              due 5/1/14                                                     Caa1     B-       25,625
  25,000   SUPERVALU, Inc., Senior Notes, 7.50%,
              due 11/15/14                                                    B1      B        26,068
                                                                                             --------
                                                                                              167,505
                                                                                             --------

FOREST PRODUCTS & CONTAINERS (2.9%)
  40,000   Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                 Ba1     BB        40,800
  30,000   Bowater, Inc., Debentures, 9.00%, due 8/1/09                       B2      B+       31,425^^
  25,000   Crown Americas LLC, Senior Notes, Ser. B, 7.75%,
              due 11/15/15                                                    B1      B        25,938
  20,000   Graphic Packaging Int'l., Inc., Senior
              Subordinated Notes, 9.50%, due 8/15/13                          B3      B-       21,100^^
  40,000   Owens-Brockway Glass Container, Inc., Senior
              Secured Notes,  8.75%, due 11/15/12                            Ba2     BB-       42,400
                                                                                             --------
                                                                                              161,663
                                                                                             --------

GAMING, LEISURE & LODGING (6.6%)
  25,000   AMF Bowling Worldwide, Inc., Senior Subordinated
              Notes, 10.00%, due 3/1/10                                       B3     CCC+      25,906
   5,000   Buffalo Thunder Development Authority, Secured Notes, 9.38%,
              due 12/15/14                                                    B2      B         5,075?


See Notes to Schedule of Investments

                                                                                 RATING~      MARKET VALUE+
PRINCIPAL AMOUNT                                                             MOODY'S    S&P
$ 20,000   Chukchansi Economic Development Authority, Senior Notes,
              8.00%, due 11/15/13                                               B2      BB-    $ 20,775?
  30,000   Host Hotels & Resorts L.P., Senior Notes, 6.88%, due 11/1/14         Ba1     BB       30,375?
  20,000   Host Marriott L.P., Senior Notes, Ser. M, 7.13%, due 11/1/13         Ba1     BB       20,450
  40,000   Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11       Caa1    CCC+      39,600
  50,000   Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
              due 7/15/09                                                       Ba2      B       50,000
  20,000   Mohegan Tribal Gaming, Senior Subordinated Notes, 8.00%,
              due 4/1/12                                                        Ba2      B       20,825
  10,000   Park Place Entertainment, Senior Subordinated Notes,
              7.88%, due 3/15/10                                                Ba1     B+       10,425
  35,000   Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14          B3       B       38,325?
  15,000   San Pasqual Casino, Notes, 8.00%, due 9/15/13                        B2      B+       15,412?
   5,000   Station Casinos, Inc., Senior Subordinated Notes, 6.50%,
             due 2/1/14                                                         Ba3      B        4,444
 100,000   Station Casinos, Inc., Senior Subordinated Notes, 6.88%,
              due 3/1/16                                                        Ba3      B       89,750
                                                                                               --------
                                                                                                371,362
                                                                                               --------

HEALTHCARE (9.7%)
  40,000   CDRV Investors, Inc., Senior Notes, 9.86%, due 3/1/07               Caa1    CCC+      39,000?!
  65,000   CDRV Investors, Inc., Senior Disc. Notes, Step-Up,
              0.00%/9.63%, due 1/1/15                                          Caa1    CCC+      50,375^^^^
  15,000   HCA, Inc., Senior Notes, 7.88%, due 2/1/11                          Caa1     B-       15,038
 130,000   HCA, Inc., Senior Secured Notes, 9.25%, due 11/15/16                 B2      BB-     139,262?
  10,000   National Mentor Holdings, Inc., Senior Subordinated Notes,
              11.25%, due 7/1/14                                               Caa1    CCC+      10,625?
  15,000   Omnicare, Inc., Senior Subordinated Notes, 6.13%, due 6/1/13         Ba3     BB+      14,363
  45,000   Omnicare, Inc., Senior Subordinated Notes, 6.88%,
              due 12/15/15                                                      Ba3     BB+      44,437
  15,000   Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15              B3     CCC+      15,600
  50,000   Service Corp. Int'l., Senior Notes, 7.38%, due 10/1/14               B1      BB-      52,250
  20,000   Service Corp. Int'l., Senior Notes, 7.00%, due 6/15/17               B1      BB-      20,250
  20,000   Spheris, Inc., Senior Subordinated Notes, 11.00%, due 12/15/12      Caa1     CCC      18,600
  15,000   US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12              B2      B-       15,825
  35,000   US Oncology, Inc., Senior Floating Rate Notes, 10.68%,
              due 3/15/07                                                       B3      B-       35,963!
  50,000   Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10              Ba2     BB+      51,500
  10,000   Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15              Ba2     BB+      10,500
  10,000   Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16              Ba2     BB+      10,250
                                                                                               --------
                                                                                                543,838
                                                                                               --------

INFORMATION TECHNOLOGY (3.7%)
  40,000   Flextronics Int'l., Ltd., Senior Subordinated Notes, 6.50%,
              due 5/15/13                                                       Ba2     BB-      39,500
  65,000   Freescale Semiconductor, Inc., Senior Notes, 9.13%,
              due 12/15/14                                                      B1       B       64,594?
  20,000   Freescale Semiconductor, Inc., Senior Subordinated Notes,
              10.13%, due 12/15/16                                              B2       B       20,025?
  30,000   Language Line, Inc., Senior Subordinated Notes, 11.13%,
              due 6/15/12                                                       B3     CCC+      31,200
  10,000   NXP BV, Secured Notes, 7.88%, due 10/15/14                           Ba2     BB+      10,337?
  10,000   SunGard Data Systems, Inc., Guaranteed Notes, 9.13%,
              due 8/15/13                                                      Caa1     B-       10,500
  30,000   Xerox Corp., Senior Notes, 7.63%, due 6/15/13                       Baa3     BB+      31,500
                                                                                               --------
                                                                                                207,656
                                                                                               --------

METALS & MINERALS (3.7%)
  30,000   Aleris Int'l., Inc., Senior Notes, 9.00%, due 12/15/14               B3      B-       30,150?
  25,000   Aleris Int'l., Inc., Senior Subordinated Notes, 10.00%,
              due 12/15/16                                                     Caa1     B-       25,063?

                                                                                 RATING~      MARKET VALUE+
PRINCIPAL AMOUNT                                                             MOODY'S    S&P
$ 70,000   Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13          B1      BB-    $ 69,475
  55,000   Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13             B2      B+       51,700
  30,000   Peabody Energy Corp., Senior Guaranteed Notes, Ser. B, 6.88%,
              due 3/15/13                                                       Ba1     BB       30,750
                                                                                               --------
                                                                                                207,138
                                                                                               --------

RETAIL (1.8%)
  15,000   Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14               Ba2     BB+      15,113
  35,000   Blockbuster, Inc., Senior Subordinated Notes, 9.00%,
              due 9/1/12                                                       Caa2     CCC      33,862
  20,000   Bon-Ton Department Stores, Inc., Guaranteed Notes, 10.25%,
              due 3/15/14                                                       B3      B-       20,450
  10,000   GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12             B1      B+       10,450^^
  40,000   Michaels Stores, Inc., Subordinated Notes, Step-Up,
              0.00%/13.00%, due 11/1/16                                        Caa1     CCC      21,700?^^^^
                                                                                               --------
                                                                                                101,575
                                                                                               --------

SERVICE (5.0%)
  50,000   Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%,
              due 2/15/11                                                       B2      BB-      48,375
  50,000   Cardtronics, Inc., Senior Subordinated Notes, 9.25%,
              due 8/15/13                                                       B3      B-       52,625
  20,000   Dycom Industries, Inc., Notes, 8.13%, due 10/15/15                   Ba3     B+       20,700
  20,000   Education Management LLC, Senior Notes, 8.75%, due 6/1/14            B2     CCC+      20,700?
  50,000   Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%,
              due 2/1/15                                                        B2      B-       47,875?
  40,000   Monitronics Int'l., Inc., Senior Subordinated Notes, 11.75%,
              due 9/1/10                                                        B3      B-       39,950
  55,000   United Rentals N.A., Inc., Guaranteed Notes, 6.50%,
              due 2/15/12                                                       B1      B+       54,312
                                                                                               --------
                                                                                                284,537
                                                                                               --------

TELECOMMUNICATIONS (4.1%)
  55,000   Level 3 Financing, Inc., Senior Notes, 9.25%, due 11/1/14            B2     CCC-      56,100?
  20,000   Qwest Corp., Senior Notes, 7.88%, due 9/1/11                         Ba1     BB+      21,300
  70,000   Qwest Corp., Notes, 8.88%, due 3/15/12                               Ba1     BB+      77,962
  30,000   Qwest Corp., Senior Notes, 7.50%, due 10/1/14                        Ba1     BB+      31,800
  10,000   Windstream Corp., Senior Notes, 8.13%, due 8/1/13                    Ba3     BB-      10,825?^^
  30,000   Windstream Corp., Senior Notes, 8.63%, due 8/1/16                    Ba3     BB-      32,850?
                                                                                               --------
                                                                                                230,837
                                                                                               --------

TRANSPORTATION (7.7%)
  15,000   Ford Motor Co., Notes, 7.45%, due 7/16/31                           Caa1    CCC+      11,775^^
  35,000   Ford Motor Credit Co., Notes, 7.38%, due 10/28/09                    B1       B       35,075
 140,000   Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11                      B1       B      138,592
  30,000   Ford Motor Credit Co., Senior Unsecured Notes, 8.00%,
              due 12/15/16                                                      B1       B       29,644
  90,000   General Motors Corp., Senior Debentures, 8.25%, due 7/15/23         Caa1     B-       83,700
  10,000   Goodyear Tire & Rubber Co., Senior Notes, 8.63%,
              due 12/1/11                                                       B2      B-       10,325?
  15,000   Goodyear Tire & Rubber Co., Senior Notes, 9.00%,
              due 7/1/15                                                        B2      B-       15,713
  20,000   Kansas City Southern Mexico, Senior Notes, 7.63%,
              due 12/1/13                                                       B3      B-       20,000?
  40,000   Stena AB, Senior Notes, 7.00%, due 12/1/16                           Ba3     BB-      38,000
  50,000   TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12                      B3      B-       53,375
                                                                                               --------
                                                                                                436,199
                                                                                               --------

UTILITY (8.2%)
   5,000   AES Corp., Senior Notes, 7.75%, due 3/1/14                           B1       B        5,275

See Notes to Schedule of Investments

                                                                            RATING~      MARKET VALUE+
PRINCIPAL AMOUNT                                                        MOODY'S    S&P
$ 50,000   AES Corp., Senior Secured Notes, 9.00%, due 5/15/15            Ba3     BB-    $   53,750?
  25,000   CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10              Ba3     B+         26,375
  40,000   Dynegy-Roseton Danskamme, Pass-Through Certificates,
              Ser. B, 7.67%, due 11/8/16                                  Ba3      B         41,450
  45,000   El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
              due 8/1/10                                                  Ba1     B+         47,025
  50,000   El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32             Ba1     B+         60,547
  30,000   Midwest Generation LLC, Secured Notes, 8.75%, due 5/1/34       Ba2     B+         32,550
  60,000   Mirant Americas Generation, Inc., Senior Unsecured Notes,
              8.30%, due 5/1/11                                          Caa1     B-         61,500
  15,000   NRG Energy, Inc., Senior Notes, 7.38%, due 2/1/16              B1      B-         15,075
  40,000   NRG Energy, Inc., Senior Notes, 7.38%, due 1/15/17             B1      B-         40,100
  20,000   TECO Energy, Inc., Senior Notes, 6.75%, due 5/1/15             Ba2     BB         20,900
  20,000   Transcontinental Gas Pipe Line Corp., Senior Unsecured
              Notes, 6.40%, due 4/15/16                                   Ba1     BB-        20,200
  40,000   TXU Corp., Senior Notes, Ser. P, 5.55%, due 11/15/14           Ba1     BB+        37,974
                                                                                         ----------
                                                                                            462,721
                                                                                         ----------

WIRELESS COMMUNICATIONS (2.7%)
  25,000   Dobson Cellular Systems, Secured Notes, 8.38%,
              due 11/1/11                                                 Ba3      B         26,344
  80,000   Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes,
              8.63%, due 1/15/15                                          B2      B+         83,200
  40,000   Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12      Ba2     BB+        42,400
                                                                                         ----------
                                                                                            151,944
                                                                                         ----------
           TOTAL CORPORATE DEBT SECURITIES (COST $5,070,899)                              5,175,989
                                                                                         ----------

CONVERTIBLE BONDS (0.4%)
  20,000   Ford Motor Co. 4.25%, due 12/15/36
              (COST $20,000)                                             Caa1    CCC+        21,375
                                                                                         ----------

NUMBER OF SHARES

SHORT-TERM INVESTMENTS (11.2%)
 466,335   Neuberger Berman Prime Money Fund Trust Class                                    466,335@
 167,701   Neuberger Berman Securities Lending Quality Fund, LLC                            167,701++
                                                                                         ----------
           TOTAL SHORT-TERM INVESTMENTS
              (COST $634,036)                                                               634,036#
                                                                                         ----------
           TOTAL INVESTMENTS (103.2%)
              (COST $5,724,935)                                                           5,831,400##
           Liabilities, less cash, receivables and other assets
              [(3.2%)]                                                                     (179,603)
                                                                                         ----------
           TOTAL NET ASSETS (100.0%)                                                     $5,651,797
                                                                                         ----------

NOTES TO SCHEDULE OF INVESTMENTS HIGH INCOME BOND PORTFOLIO

+ Investments in securities by Neuberger Berman Advisers Management Trust High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $5,726,509. Gross unrealized appreciation of investments was $119,158 and gross unrealized depreciation of investments was $14,267 resulting in net unrealized appreciation of $104,891, based on cost for U.S. federal income tax purposes.

? Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At December 31, 2006, these securities amounted to $1,196,562 or 21.2% of net assets for the Fund.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

! Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2006.

~    Credit ratings are unaudited.

^^^^ Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                     HIGH INCOME
                                                                        BOND
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                              $5,197,364
   Affiliated issuers                                                   634,036
--------------------------------------------------------------------------------
                                                                      5,831,400
   Interest receivable                                                   98,237
   Receivable for securities sold                                        40,313
   Receivable for Fund shares sold                                       72,751
   Receivable from administrator--net (Note B)                           12,646
   Receivable for securities lending income (Note A)                      1,174
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          6,056,521
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                 167,701
   Payable for securities purchased                                     205,715
   Payable for Fund shares redeemed                                         339
   Payable to investment manager--net (Notes A & B)                       2,201
   Payable for securities lending fees (Note A)                             666
   Accrued expenses and other payables                                   28,102
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       404,724
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $5,651,797
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                   $5,726,357
   Undistributed net investment income (loss)                                22
   Accumulated net realized gains (losses) on investments              (181,047)
   Net unrealized appreciation (depreciation) in value of
      investments                                                       106,465
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                  $5,651,797
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)       573,836
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE             $     9.85
--------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                              $  163,578
*COST OF INVESTMENTS:
   Unaffiliated issuers                                              $5,090,899
   Affiliated issuers                                                   634,036
TOTAL COST OF INVESTMENTS                                            $5,724,935
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                     HIGH INCOME
                                                                        BOND
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                 $ 337,100
Income from securities loaned--net (Note F)                               1,271
Income from investments in affiliated issuers (Note F)                    8,782
Foreign taxes withheld                                                       (8)
--------------------------------------------------------------------------------
Total income                                                            347,145
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Note B)                                      21,732
Administration fees (Note B)                                             13,582
Audit fees                                                               21,795
Custodian fees (Note B)                                                  41,403
Distribution fees (Note B)                                               11,319
Insurance expense                                                           174
Legal fees                                                                  651
Shareholder reports                                                      13,446
Trustees' fees and expenses                                              27,482
Miscellaneous                                                             4,207
--------------------------------------------------------------------------------
Total expenses                                                          155,791
Expenses reimbursed by administrator (Note B)                          (104,871)
Investment management fees waived (Note A)                                 (142)
Expenses reduced by custodian fee expense offset arrangement
   (Note B)                                                                (516)
--------------------------------------------------------------------------------
Total net expenses                                                       50,262
--------------------------------------------------------------------------------
Net investment income (loss)                                            296,883
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers              (113,859)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                   167,916
Net gain (loss) on investments                                           54,057
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 350,940
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                      HIGH INCOME BOND PORTFOLIO
                                                                      --------------------------
                                                                        YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                2006           2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $  296,883    $  181,657
Net realized gain (loss) on investments                                  (113,859)      (67,188)
Change in net unrealized appreciation (depreciation) of investments       167,916       (67,133)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           350,940        47,336
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                    (299,437)     (179,075)
Net realized gain on investments                                               --       (23,362)
------------------------------------------------------------------------------------------------
Total distributions to shareholders                                      (299,437)     (202,437)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                               1,583,152       940,064
Proceeds from reinvestment of dividends and distributions                 299,437       202,437
Payments for shares redeemed                                             (298,412)      (44,408)
------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Fund share transactions                    1,584,177     1,098,093
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   1,635,680       942,992
NET ASSETS:
Beginning of year                                                       4,016,117     3,073,125
------------------------------------------------------------------------------------------------
End of year                                                            $5,651,797    $4,016,117
------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $       22    $    2,576
------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS  HIGH INCOME BOND PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, there were no permanent differences resulting from different book and tax accounting.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

     DISTRIBUTIONS PAID FROM:
         ORDINARY INCOME
        2006        2005

      $299,437    $202,437

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS     TOTAL

           $22            $104,890        $(179,472)    $(74,560)

     The difference between book basis and tax basis distributable earnings is attributable primarily to wash sales and capital loss carryforwards.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $11,193 of net capital losses arising between November 1, 2006 and December 31, 2006.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

         EXPIRING IN:
       2013       2014

     $24,371   $143,908

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $1,271, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $3,154 in income earned on cash collateral and guaranteed amounts (including approximately $1,402 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $1,883.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $142 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $8,782 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, such excess expenses amounted to $104,871. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, contingent liabilities to Management under this agreement were as follows:

                   EXPIRING IN:
      2007      2008       2009       TOTAL
     $31,571   $90,516   $104,871   $226,958

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $516.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2006 were as follows:

         PURCHASES OF       PURCHASES EXCLUDING   SALES AND MATURITIES   SALES AND MATURITIES
     U.S. GOVERNMENT AND      U.S. GOVERNMENT      OF U.S. GOVERNMENT           EXCLUDING
            AGENCY              AND AGENCY             AND AGENCY            U.S. GOVERNMENT
          OBLIGATIONS          OBLIGATIONS             OBLIGATIONS       AND AGENCY OBLIGATIONS
              $--               $7,709,180                 $--                  $6,089,186

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                        FOR THE YEAR ENDED DECEMBER 31,
                                                 2006      2005

     SHARES SOLD                               158,790    93,679
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS             30,516    20,850
     SHARES REDEEMED                           (30,055)   (4,502)
                                               -------   -------
     TOTAL                                     159,251   110,027
                                               =======   =======

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                               INCOME FROM
                                                                                                               INVESTMENTS
                                                                                                                   IN
                                        BALANCE OF       GROSS                  BALANCE OF                     AFFILIATED
                                        SHARES HELD    PURCHASES      GROSS     SHARES HELD       VALUE          ISSUERS
                                       DECEMBER 31,       AND      SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER                        2005        ADDITIONS   REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman Prime
     Money Fund Trust Class**                --        3,710,553    3,244,218      466,335       $466,335       $ 8,782
     Neuberger Berman Securities
     Lending Quality Fund, LLC***            --          167,701           --      167,701        167,701         1,402
                                                                                                 --------       -------
     TOTAL                                                                                       $634,036       $10,184
                                                                                                 ========       =======

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS HIGH INCOME BOND PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                    PERIOD FROM
                                                                   SEPTEMBER 15,
                                                    YEAR ENDED        2004^ TO
                                                   DECEMBER 31,     DECEMBER 31,
                                                 ---------------   -------------
                                                  2006     2005         2004
NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.69   $10.09      $10.00
                                                 ------   ------      ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                     .65      .54         .13
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                   .07     (.42)        .11
                                                 ------   ------      ------
TOTAL FROM INVESTMENT OPERATIONS                    .72      .12         .24
                                                 ------   ------      ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.56)    (.46)       (.14)
NET CAPITAL GAINS                                    --     (.06)       (.01)
                                                 ------   ------      ------
TOTAL DISTRIBUTIONS                                (.56)    (.52)       (.15)
                                                 ------   ------      ------
NET ASSET VALUE, END OF PERIOD                   $ 9.85   $ 9.69      $10.09
                                                 ------   ------      ------
TOTAL RETURN++                                    +7.47%   +1.20%      +2.43%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  5.7   $  4.0      $  3.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#     1.12%    1.14%       1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~       1.11%    1.11%       1.10%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                              6.56%    5.33%       4.39%*
PORTFOLIO TURNOVER RATE                             140%     143%        104%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS HIGH INCOME BOND PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                   PERIOD FROM
 YEAR ENDED    SEPTEMBER 15, 2004
DECEMBER 31,     TO DECEMBER 31,

2006   2005           2004
3.43%  3.77%          4.64%

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Neuberger Berman Advisers Management Trust and
Shareholders of High Income Bond Portfolio

We have audited the accompanying statement of assets and liabilities of High Income Bond Portfolio, a series of the Neuberger Berman Advisers Management Trust (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, and the financial highlights for the period from September 15, 2004 to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Income Bond Portfolio, as of December 31, 2006, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 9, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly , Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger
                            Compliance Officer since 2002    since 2006; Deputy General Counsel,
                                                             Neuberger since 2004; formerly,
                                                             Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General
                                                             Counsel, Neuberger, 1999 to 2004;
                                                             Anti-Money Laundering Compliance
                                                             Officer, sixteen registered
                                                             investment companies for which
                                                             Management acts as investment
                                                             manager and administrator (seven
                                                             since 2002, three since 2003, four
                                                             since 2004, one since 2005 and one
                                                             since 2006) and one registered
                                                             investment company for which Lehman
                                                             Brothers Asset Management Inc. acts
                                                             as investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since
                                                             2006; Employee, Management since
                                                             1997; Assistant Treasurer, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger
                                                             since 2007; Vice President-Mutual
                                                             Fund Board Relations, Management
                                                             since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice
                                                             President, Neuberger 2002 to 2007
                                                             and Employee since 1999; Secretary,
                                                             sixteen registered investment
                                                             companies for which Management acts
                                                             as investment manager and
                                                             administrator (three since 1985,
                                                             four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and
                                                             one since 2006) and one registered
                                                             investment company for which Lehman
                                                             Brothers Asset Management Inc. acts
                                                             as investment adviser (since 2006).

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since
                                                             2007; formerly, Senior Vice
                                                             President, Neuberger, 2003 to 2007;
                                                             formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior
                                                             Vice President, Management since
                                                             2000; Vice President, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since
                                                             1999; Senior Vice President,
                                                             Management since 2000; Vice
                                                             President, sixteen registered
                                                             investment companies for which
                                                             Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger
                            (only for purposes of sections   since 2002; Deputy General Counsel
                            307 and 406 of the               and Assistant Secretary, Neuberger
                            Sarbanes-Oxley Act of 2002)      since 2001; formerly, Vice
                                                             President, Neuberger, 2001 to 2002;
                                                             formerly, Associate General
                                                             Counsel, Neuberger, 2001; Secretary
                                                             and General Counsel, Management
                                                             since 2004; Chief Legal Officer
                                                             (only for purposes of sections 307
                                                             and 406 of the Sarbanes-Oxley Act
                                                             of 2002), sixteen registered
                                                             investment companies for which
                                                             Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger
                                                             since 2007 and Employee since 1999;
                                                             Assistant Secretary, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (seven
                                                             since 2002, three since 2003, four
                                                             since 2004, one since 2005 and one
                                                             since 2006) and one registered
                                                             investment company for which Lehman
                                                             Brothers Asset Management Inc. acts
                                                             as investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999;
                                                             Assistant Secretary, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (ten
                                                             since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger
                            Financial and Accounting         since 2007; formerly, Vice
                            Officer since 2005; prior        President, Neuberger, 2004 to 2007;
                            thereto, Assistant Treasurer     Employee, Management since 1993;
                            since 2002                       Treasurer and Principal Financial
                                                             and Accounting Officer, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator, 2002 to
                                                             2005.

Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since
                                                             2006; Employee, Management since
                                                             1995; Assistant Treasurer, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

                                      POSITION AND
NAME, AGE, AND ADDRESS(1)       LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger
                                                             since 2003; formerly, Vice
                                                             President, Neuberger, 1999 to 2003;
                                                             Vice President, sixteen registered
                                                             investment companies for which
                                                             Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman
                            2005                             Brothers Inc. since 2007; formerly,
                                                             Vice President, Lehman Brothers
                                                             Inc., 2003 to 2007; Chief
                                                             Compliance Officer, sixteen
                                                             registered investment companies for
                                                             which Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005 and one since 2006) and
                                                             one registered investment company
                                                             for which Lehman Brothers Asset
                                                             Management Inc. acts as investment
                                                             adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers
                                                             Asset Management Inc. since 2003;
                                                             Chief Compliance Officer, Lehman
                                                             Brothers Alternative Investment
                                                             Management LLC since 2003;
                                                             formerly, Vice President, UBS
                                                             Global Asset Management (US) Inc.
                                                             (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned
                                                             subsidiary of PaineWebber Inc.),
                                                             1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for High Income Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and losses realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of trade execution provided by Management and its affiliates. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund for the past two years.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable fund and separate account and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure should provide for a reduction of payments resulting from the use of breakpoints.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

INTERNATIONAL PORTFOLIO(R)

F0509 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

INTERNATIONAL PORTFOLIO MANAGER'S COMMENTARY

International stocks continued to outpace U.S. equities in 2006, with the MSCI EAFE Index materially outperforming the S&P 500. The Neuberger Berman Advisers Management Trust (AMT) International Portfolio posted strong returns, delivering superior relative performance in six of the nine market sectors in which it was invested, but trailed its EAFE benchmark.

Collectively our Energy holdings made the greatest contribution to absolute and relative performance. The Portfolio was nearly triple-weighted in Energy versus the EAFE benchmark and our holdings nearly doubled the return of EAFE's Energy component. Australia's Paladin Resources, Brazil's Petroleo Brasileiro, Norway's Prosafe, the UK's Tullow Oil and Argentina's Tenaris all finished on our top-ten contributors list. Led by Germany's Porsche and the UK's Punch Taverns, Consumer Discretionary sector investments were significant performance contributors. The Portfolio was overweight in Consumer Discretionary stocks and collectively our holdings delivered superior returns relative to the corresponding EAFE benchmark. Led by Irish cider producer C&C Group, Consumer Staples sector holdings performed quite well. Materials sector holdings, most notably Ireland's CRH, also delivered strong returns.

Financial sector investments produced mixed results this year. Although longtime portfolio favorite Anglo Irish Bank was once again one of our best performers, the U.K.'s NETeller was one of our worst. The Portfolio was underweight in Financials and although, collectively, our holdings produced a substantial return, they underperformed the corresponding benchmark component by a significant margin.

The Portfolio's Information Technology investments had the most negative impact on absolute and relative performance for the year, collectively declining versus a gain for EAFE's tech component. Technology holdings were extraordinarily volatile. For example, after a strong 2005, Hong Kong-based flat panel display manufacturer TPV Technology suffered a difficult year as profit margins were squeezed by increased competition from Taiwan's Innolux, the other major player in this business. Going forward, we expect pricing pressure to ease and for TPV's profit margins to recover as these industry leaders continue to take market share away from smaller competitors. Switzerland's Advanced Digital Broadcast Holdings was another major tech sector casualty. Advanced Digital stock fell precipitously when it delayed the rollout of its new digital set-top box due to a temporary shortage of a specialty semiconductor designed into the product. The company is now moving forward and the stock has begun to recover.

Relative performance was also restrained by what we did not own, namely Utilities -- EAFE's single best performing sector of the year. We do not invest in Utilities because our investment philosophy is to buy highly profitable, growing, entrepreneurial firms, not low margin, slow growth, highly regulated industries.

Returns from investments in non-EAFE markets were mixed. Canadian holdings (averaging 9.4% of assets, by far our largest non-EAFE commitment), produced results that were well below the benchmark. However, the Portfolio benefited from strong returns from our Argentine (1.1% of assets) and Brazilian (5.4% of assets) investments. Overweightings in smaller European markets such as Belgium, Norway and, especially, Ireland enhanced relative performance. The Portfolio's ongoing underweight in Japan, by far EAFE's poorest performing market, bolstered relative returns.

Although the U.S. economy appears to be decelerating, we believe that continued strength in newly industrialized nations, most notably India and China, will help sustain global economic growth in the 4.5% to 5% range and corporate earnings growth in the 7% to 9% range -- in our opinion, a decent backdrop for international stocks. The major risk to this generally positive scenario would be if inflation in the U.S. did not moderate and forced the Federal Reserve to resume tightening.

Despite international equities' strong performance in recent years, valuations remain reasonable relative to U.S. stocks. With the Federal Reserve in neutral, European interest rates likely to rise, and the U.S.'s current account deficit continuing to expand, we could see the dollar weaken in the year ahead, recreating currency translations that would enhance dollar-denominated returns from international stocks.

Sincerely,


/s/ Benjamin Segal
---------------------------------------
BENJAMIN SEGAL
PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                 INTERNATIONAL
                   PORTFOLIO     EAFE(R) INDEX
1 YEAR                 23.45%       26.86%
LIFE OF FUND           24.84%       26.98%
----------------------------------------------
INCEPTION DATE    04/29/2005

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                    [CHART]

             International
               Portfolio     EAFE(R) Index
 4/29/2005      $10,000         $10,000
 6/30/2005      $10,410         $10,233
 9/30/2005      $11,560         $11,301
12/31/2005      $11,750         $11,766
 3/31/2006      $12,957         $12,881
 6/30/2006      $12,887         $13,002
 9/30/2006      $12,917         $13,521
12/31/2006      $14,506         $14,927

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automobiles & Components                                 7.4%
Banks                                                   13.3
Capital Goods                                            6.1
Chemicals                                                2.3
Commercial Services & Supplies                           4.0
Construction Materials                                   3.6
Consumer Discretionary                                   1.1
Consumer Durables & Apparel                              4.6
Consumer Staples                                         1.0
Diversified Financials                                   0.5
Energy                                                   2.0
Energy Services & Equipment                              1.8
Food, Beverage & Tobacco                                 2.7
Health Care Equipment & Services                         1.4
Hotels, Restaurants & Leisure                            4.8
Household & Personal Products                            0.7
Insurance                                                0.7
Materials                                                0.1
Materials - Metals & Mining                              2.7
Media                                                    2.1
Oil & Gas                                               17.0
Pharmaceuticals & Biotechnology                          0.5
Real Estate                                              0.6
Software                                                 0.1
Technology - Hardware                                    3.3
Technology - Semiconductor                               0.5
Technology - Software                                    1.0
Telecommunications - Diversified                         0.9
Telecommunications - Wireless                            4.6
Cash, receivables and other assets,  less liabilities    8.6

ENDNOTES

(1.) 23.45% and 24.84% were the average annual total returns for the 1-year and since inception (4/29/05) periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The EAFE Index, also known as the Morgan Stanley Capital International
     Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

                                                      EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT     ACCOUNT    THE PERIOD*
                              VALUE       VALUE       7/1/06 -
ACTUAL                        7/1/06     12/31/06     12/31/06
---------------------------------------------------------------
Class S                     $1,000.00   $1,125.60      $8.02
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class S                     $1,000.00   $1,017.66      $7.62

* Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

NUMBER OF SHARES                                                 MARKET VALUE+
COMMON STOCKS (86.0%)

ARGENTINA (1.1%)
      70,725   Tenaris SA ADR                                     $ 3,528,470

AUSTRALIA (4.7%)
   3,216,344   Hardman Resources                                    5,280,749*^^
     677,657   Paladin Resources                                    4,760,687*^^
     195,165   Timbercorp Ltd.                                        462,160^^
     184,234   Woodside Petroleum                                   5,542,151^^
                                                                  -----------
                                                                   16,045,747
BELGIUM (4.3%)
     117,709   Euronav SA                                           3,517,843^^
      70,570   Fortis                                               3,010,800^^
      36,992   ICOS Vision Systems NV                               1,563,090*
      98,696   InBev NV                                             6,506,366
                                                                  -----------
                                                                   14,598,099
BRAZIL (2.3%)
      94,800   M Dias Branco SA                                     1,109,291*
     104,524   Natura Cosmeticos SA                                 1,459,373
      51,520   Petroleo Brasileiro ADR                              5,306,045
                                                                  -----------
                                                                    7,874,709
CANADA (9.4%)
     101,180   Addax Petroleum                                      2,840,658
      17,000   Addax Petroleum                                        477,280*?
      99,525   Canadian Natural Resources                           5,304,188
     196,595   Centurion Energy International                       2,011,215*
     107,540   Corus Entertainment, Inc., B Shares                  3,827,046
     181,225   Great Canadian Gaming                                1,798,030*
         440   Great Canadian Gaming                                    4,365*??
     136,923   MacDonald Dettwiler                                  5,025,344*
      66,210   Suncor Energy                                        5,211,522
     306,135   Talisman Energy                                      5,197,850
                                                                  -----------
                                                                   31,697,498
FRANCE (6.0%)
      29,883   BNP Paribas                                          3,260,299
       3,800   Groupe Steria SCA                                      227,986
      86,907   Ipsos                                                3,138,783
      30,958   Kaufman & Broad SA                                   1,934,602
      16,895   Societe Generale                                     2,868,069
      54,735   Total SA ADR                                         3,936,541
      17,468   Vallourec SA                                         5,079,817
                                                                  -----------
                                                                   20,446,097
GERMANY (5.1%)
      66,570   C.A.T. oil AG                                        1,754,878*
      44,341   Continental AG                                       5,156,699^^
      23,060   Kloeckner & Co. AG                                     998,748*
      34,133   Rhoen-Klinikum AG                                    1,655,404
      28,297   Wacker Chemie AG                                     3,682,304*
      26,669   Wincor Nixdorf AG                                    4,149,193
                                                                  -----------
                                                                   17,397,226
GREECE (0.9%)
      82,085   Sarantis SA                                            871,185
      37,646   Titan Cement                                         2,052,387
                                                                  -----------
                                                                    2,923,572
HONG KONG (1.0%)
   5,481,715   TPV Technology                                     $ 3,460,296

IRELAND (9.4%)
     147,038   Allied Irish Banks                                   4,390,486
     511,249   Anglo Irish Bank                                    10,565,078
     145,723   C&C Group                                            2,596,883
     186,852   CRH PLC                                              7,789,333
     181,700   Depfa Bank PLC                                       3,250,010
     937,421   Dragon Oil PLC                                       3,175,365*
                                                                  -----------
                                                                   31,767,155
ITALY (1.2%)
     262,913   Marazzi Group                                        3,356,054
      97,827   Milano Assicurazioni                                   797,418
                                                                  -----------
                                                                    4,153,472
JAPAN (12.9%)
      54,240   Acom Co.                                             1,823,117
      95,300   Aica Kogyo                                           1,335,746
     261,000   Bosch Corp.                                          1,379,513
     151,000   CHIYODA Corp.                                        2,956,430
     227,600   F.C.C. Co.                                           5,488,946
         100   Gulliver International Co. Ltd.                          8,369
     234,000   Heiwa Corp.                                          2,961,254
      34,800   Hogy Medical Co.                                     1,348,078
     187,900   Mars Engineering                                     3,671,001
      88,500   Maruichi Steel Tube                                  2,446,662
     443,400   Nissan Motor                                         5,339,206
      12,100   Nissin Healthcare Food Service                         152,515
         776   Pasona, Inc.                                         1,578,018
     563,000   PENTAX Corp.                                         3,548,170
       4,200   PLENUS Co.                                              86,996
      59,000   Sankyo Co.                                           3,267,174
     888,000   Sumitomo Metal Industries                            3,857,787
     208,000   Takuma Co.                                           1,216,487
      56,689   TENMA Corp.                                          1,021,788
                                                                  -----------
                                                                   43,487,257
KOREA (2.2%)
     144,770   KT Corp. ADR                                         3,669,919^^
     139,410   SK Telecom ADR                                       3,691,577^^
                                                                  -----------
                                                                    7,361,496
NETHERLANDS (3.0%)
      34,698   Aalberts Industries NV                               3,000,103
      14,725   OPG Groep NV                                         1,729,959
      31,838   Sligro Food Group                                    2,164,429
      56,054   Tele Atlas NV                                        1,183,166*^^
     101,302   Wavin NV                                             1,979,111*
                                                                  -----------
                                                                   10,056,768
NORWAY (0.7%)
     173,700   Prosafe ASA                                          2,465,430^^

SPAIN (0.6%)
      47,853   Renta Corp. Real Estate SA                           2,155,936*

NUMBER OF SHARES                                                 MARKET VALUE+
SWEDEN (1.5%)
      78,625   Lindab International AB                           $  1,495,907*
      69,780   Nobia AB                                             2,685,826
      23,125   Swedbank AB, Class A                                   839,411
                                                                 ------------
                                                                    5,021,144
SWITZERLAND (1.4%)
      46,722   Advanced Digital Broadcast                           3,067,509*
      19,732   Swiss Reinsurance                                    1,677,666
                                                                 ------------
                                                                    4,745,175
UNITED KINGDOM (18.3%)
     479,662   Barclays PLC                                         6,856,004
     181,436   Barratt Developments                                 4,387,360
     395,609   Burren Energy                                        6,855,235
     58,158    GlaxoSmithKline PLC                                  1,530,459
     203,015   Kensington Group                                     3,140,278
     343,375   Lloyds TSB Group PLC                                 3,842,358
     136,265   Northern Rock                                        3,142,986
     321,773   Punch Taverns PLC                                    8,058,107
      44,945   Raymarine PLC                                          414,931
     468,218   Redrow PLC                                           6,550,331
     523,833   RPS Group                                            2,769,297
     390,998   Tullow Oil PLC                                       3,046,986
   2,895,922   Vodafone Group                                       8,023,358
     280,956   William Hill                                         3,476,708
                                                                 ------------
                                                                   62,094,398
                                                                 ------------
TOTAL COMMON STOCKS
(COST $261,102,401)                                               291,279,945
                                                                 ------------
PREFERRED STOCKS (5.4%)

BRAZIL (3.1%)
     208,010   Companhia Vale do Rio Doce ADR                    $  5,460,262
     106,800   Ultrapar Participacoes                               2,448,927
      12,070   Ultrapar Participacoes ADR                             277,610
     397,907   Universo Online SA                                   2,162,275*
                                                                 ------------
                                                                   10,349,074
GERMANY (2.3%)
       6,088   Porsche AG                                           7,747,635^^
                                                                 ------------
TOTAL PREFERRED STOCKS
(COST $14,482,842)                                                 18,096,709
                                                                 ------------
SHORT-TERM INVESTMENTS (17.2%)
  24,059,581   Neuberger Berman Prime Money Fund Trust Class       24,059,581@
  34,262,343   Neuberger Berman Securities Lending
               Quality Fund, LLC                                   34,262,343+++
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $58,321,924)                                                 58,321,924#
                                                                 ------------
TOTAL INVESTMENTS (108.6%)
(COST $333,907,167)                                               367,698,578##
Liabilities, less cash, receivables and other assets [(8.6%)]     (29,051,287)
                                                                 ------------
TOTAL NET ASSETS (100.0%)                                        $338,647,291
                                                                 ------------

INDUSTRY DIVERSIFICATION INTERNATIONAL PORTFOLIO

                                                  MARKET VALUE+    PERCENTAGE OF
INDUSTRY                                         (000'S OMITTED)     NET ASSETS
--------                                         ---------------   -------------
OIL & GAS                                          $ 57,457,918        17.0%
BANKS                                                45,165,779        13.3%
AUTOMOBILES & COMPONENTS                             25,111,999         7.4%
CAPITAL GOODS                                        20,753,555         6.1%
HOTELS, RESTAURANTS & LEISURE                        16,385,460         4.8%
CONSUMER DURABLES & APPAREL                          15,558,119         4.6%
TELECOMMUNICATIONS--WIRELESS                         15,384,854         4.6%
COMMERCIAL SERVICES & SUPPLIES                       13,547,065         4.0%
CONSTRUCTION MATERIALS                               12,288,382         3.6%
TECHNOLOGY--HARDWARE                                 11,157,659         3.3%
MATERIALS--METALS & MINING                            9,318,049         2.7%
FOOD, BEVERAGE & TOBACCO                              9,103,249         2.7%
CHEMICALS                                             7,744,587         2.3%
MEDIA                                                 6,965,829         2.1%
ENERGY                                                6,771,902         2.0%
ENERGY SERVICES & EQUIPMENT                           5,983,273         1.8%
HEALTH CARE EQUIPMENT & SERVICES                      4,733,441         1.4%
CONSUMER DISCRETIONARY                                3,682,105         1.1%
TECHNOLOGY--SOFTWARE                                  3,345,441         1.0%
CONSUMER STAPLES                                      3,282,089         1.0%
TELECOMMUNICATIONS--DIVERSIFIED                       3,067,509         0.9%
INSURANCE                                             2,475,084         0.7%

See Notes to Schedule of Investments

                                                  MARKET VALUE+    PERCENTAGE OF
INDUSTRY                                         (000'S OMITTED)     NET ASSETS
--------                                         ---------------   -------------
HOUSEHOLD & PERSONAL PRODUCTS                      $  2,330,558         0.7%
REAL ESTATE                                           2,155,936         0.6%
DIVERSIFIED FINANCIALS                                1,823,117         0.5%
TECHNOLOGY--SEMICONDUCTOR                             1,563,090         0.5%
PHARMACEUTICALS & BIOTECHNOLOGY                       1,530,459         0.5%
MATERIALS                                               462,160         0.1%
SOFTWARE                                                227,986         0.1%
OTHER ASSETS--NET                                    29,270,637         8.6%
                                                   ------------       -----
                                                   $338,647,291       100.0%
                                                   ============       =====

NOTES TO SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $334,406,354. Gross unrealized appreciation of investments was $38,064,562 and gross unrealized depreciation of investments was $4,772,338, resulting in net unrealized appreciation of $33,292,224, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

? Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At December 31, 2006, these securities amounted to $477,280 or 0.1% of net assets for the Fund.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

?? Restricted security subject to restrictions on resale under federal securities laws. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The Fund will bear any costs incurred in connection with the disposition of such securities. These securities have been deemed by the investment manager to be liquid. The list below does not include other securities eligible for sale to qualified institutional buyers under Rule 144A. These securities may also be deemed to be restricted.

                                                                                ACQUISITION
                                                                                   COST                            VALUE
                                                                                PERCENTAGE                      PERCENTAGE
                                                                                 OF FUND'S         VALUE         OF FUND'S
                                                                               NET ASSETS AS       AS OF       NET ASSETS AS
                                 RESTRICTED       ACQUISITION   ACQUISITION   OF ACQUISITION   DECEMBER 31,   OF DECEMBER 31,
NEUBERGER BERMAN                  SECURITY           DATE           COST           DATE            2006            2006
INTERNATIONAL PORTFOLIO   Great Canadian Gaming    07/29/2005      $7,269           0.41%          $4,365           0.001%

STATEMENT OF ASSETS AND LIABILITIES

                                                                   INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                            $309,376,654
   Affiliated issuers                                                58,321,924
--------------------------------------------------------------------------------
                                                                    367,698,578
   Cash                                                                 250,074
   Foreign currency                                                     309,300
   Dividends and interest receivable                                    597,873
   Receivable for securities sold                                     3,382,067
   Receivable for Fund shares sold                                    2,113,906
   Receivable for securities lending income (Note A)                    167,323
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        374,519,121
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)              34,262,343
   Payable for securities purchased                                   1,069,550
   Payable for Fund shares redeemed                                         106
   Payable to investment manager--net (Notes A & B)                     227,486
   Payable for securities lending fees (Note A)                         149,614
   Payable to administrator--net (Note B)                               114,903
   Accrued expenses and other payables                                   47,828
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    35,871,830
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                $338,647,291
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                 $302,671,259
   Undistributed net investment income (loss)                          (107,911)
   Accumulated net realized gains (losses) on investments             2,291,190
   Net unrealized appreciation (depreciation) in value of
      investments                                                    33,792,753
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                $338,647,291
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)    23,695,039
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE           $      14.29
--------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                            $ 30,851,097
*COST OF INVESTMENTS:
   Unaffiliated issuers                                            $275,585,243
   Affiliated issuers                                                58,321,924
--------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                          $333,907,167
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                     $    309,160
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                   INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 2,242,696
Income from securities loaned--net (Note F)                              43,658
Income from investments in affiliated issuers (Note F)                  611,533
Interest income--unaffiliated issuers                                    12,951
Foreign taxes withheld                                                  (99,845)
--------------------------------------------------------------------------------
Total income                                                          2,810,993
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                              1,061,270
Administration fees (Note B)                                            374,566
Audit fees                                                               34,376
Custodian fees (Note B)                                                 247,727
Distribution fees (Note B)                                              312,138
Insurance expense                                                           547
Legal fees                                                               11,683
Trustees' fees and expenses                                              27,499
Miscellaneous                                                            14,068
--------------------------------------------------------------------------------
Total expenses                                                        2,083,874
Expenses reimbursed by administrator (Note B)                          (198,935)
Investment management fees waived (Note A)                               (9,639)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                       (4,349)
--------------------------------------------------------------------------------
Total net expenses                                                    1,870,951
--------------------------------------------------------------------------------
Net investment income (loss)                                            940,042
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers             4,650,509
   Foreign currency                                                    (555,618)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                33,267,468
   Foreign currency                                                       1,559
   -----------------------------------------------------------------------------
Net gain (loss) on investments                                       37,363,918
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $38,303,960
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                            INTERNATIONAL PORTFOLIO
                                                                       --------------------------------
                                                                                         PERIOD FROM
                                                                           YEAR        APRIL 29, 2005
                                                                           ENDED        (COMMENCEMENT
                                                                       DECEMBER 31,   OF OPERATIONS) TO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                 2006       DECEMBER 31, 2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                           $    940,042      $    21,931
Net realized gain (loss) on investments                                   4,094,891           99,369
Change in net unrealized appreciation (depreciation) of investments      33,269,027          523,726
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          38,303,960          645,026
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                      (622,491)         (12,395)
Net realized gain on investments                                         (2,284,068)         (54,767)
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                      (2,906,559)         (67,162)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                               290,645,896       12,321,779
Proceeds from reinvestment of dividends and distributions                 2,906,560           67,162
Payments for shares redeemed                                             (2,970,695)        (320,597)
Redemption fees retained (Note A)                                            19,795            2,126
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    290,601,556       12,070,470
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   325,998,957       12,648,334
NET ASSETS:
Beginning of period                                                      12,648,334               --
-------------------------------------------------------------------------------------------------------
End of period                                                          $338,647,291      $12,648,334
-------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period            $   (107,911)     $        48
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS  INTERNATIONAL PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund commenced operations on April 29, 2005 and currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and distribution redesignations were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the year ended December 31, 2006 and the period ended December 31, 2005 was as follows:

                            DISTRIBUTIONS PAID FROM:

        ORDINARY INCOME     LONG-TERM CAPITAL GAIN           TOTAL
        2006        2005          2006    2005          2006        2005
     $2,817,562   $67,162       $88,997    $--       $2,906,559   $67,162

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                       UNDISTRIBUTED     UNREALIZED
      UNDISTRIBUTED      LONG-TERM      APPRECIATION
     ORDINARY INCOME       GAIN        (DEPRECIATION)      TOTAL
        $2,603,740        $78,725        $33,293,567    $35,976,032

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $43,658, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $431,802 in income earned on cash collateral and guaranteed amounts (including approximately $377,722 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $388,144.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 REDEMPTION OF FUND SHARES: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the year ended December 31, 2006, the Fund received $19,795 in redemption fees.

12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $9,639 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $611,533 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the year ended December 31, 2006, such excess expenses amounted to $198,935. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, contingent liabilities to Management under this agreement were as follows:

        EXPIRING IN:
       2008     TOTAL
     $91,847   $91,847

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $3,660.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $689.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $307,554,834 and $46,933,502, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $270,247, of which Neuberger received $0, Lehman Brothers Inc. received $44,906, and other brokers received $225,341.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the year ended December 31, 2006 and the period ended December 31, 2005 was as follows:

                                           FOR THE YEAR        FOR THE PERIOD
                                        ENDED DECEMBER 31,   ENDED DECEMBER 31,
                                               2006                 2005*
     SHARES SOLD                            22,642,093            1,105,462
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS            205,225                5,780
     SHARES REDEEMED                          (235,347)             (28,174)
                                            ----------            ---------
     TOTAL                                  22,611,971            1,083,068
                                            ----------            ---------

* For the period from April 29, 2005 (Commencement of Operations) to December 31, 2005.

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was one of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $20,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                      INCOME FROM
                                                                                                      INVESTMENTS
                                                                                                          IN
                             BALANCE OF       GROSS                     BALANCE OF                    AFFILIATED
                            SHARES HELD     PURCHASES       GROSS       SHARES HELD      VALUE          ISSUERS
                            DECEMBER 31,       AND        SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER             2005        ADDITIONS     REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**            1,680,394    204,190,852   181,811,665    24,059,581     $24,059,581     $611,533

     Neuberger Berman
     Securities Lending
     Quality Fund, LLC***           --      34,262,343            --    34,262,343      34,262,343      377,722
                                                                                       -----------     --------
     TOTAL                                                                             $58,321,924     $989,255
                                                                                       -----------     --------

*       Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                       YEAR         PERIOD FROM
                                                                       ENDED      APRIL 29, 2005^
                                                                   DECEMBER 31,   TO DECEMBER 31,
                                                                   ------------   ---------------
                                                                       2006             2005
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 11.68         $ 10.00
                                                                      -------         -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                             .10             .07
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)         2.64            1.67
                                                                      -------         -------
TOTAL FROM INVESTMENT OPERATIONS                                         2.74            1.74
                                                                      -------         -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                    (.03)           (.01)
NET CAPITAL GAINS                                                        (.10)           (.06)
                                                                      -------         -------
TOTAL DISTRIBUTIONS                                                      (.13)           (.07)
REDEMPTION FEES@                                                          .00             .01
                                                                      -------         -------
NET ASSET VALUE, END OF PERIOD                                        $ 14.29         $ 11.68
                                                                      -------         -------
TOTAL RETURN++                                                         +23.45%         +17.50%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                               $ 338.6         $  12.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                           1.50%           1.51%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS+++                           1.50%           1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              0.75%           0.91%*
PORTFOLIO TURNOVER RATE                                                    39%             29%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                             PERIOD FROM
        YEAR ENDED       APRIL 29, 2005^ TO
     DECEMBER 31, 2006    DECEMBER 31, 2005
           1.67%                 5.84%

^    The date investment operations commenced.

@ Calculated based on the average number of shares outstanding during the fiscal period.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from April 29, 2005 (commencement of operations) to December 31, 2005 and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, changes in its net assets for the year then ended and the period from April 29, 2005 (commencement of operations) to December 31, 2005 and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

0.00% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for International Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and losses realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered that the Fund had limited performance information since the Fund was relatively new, but considered Management's record on broadly comparable products.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual and voluntary limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to comparable funds and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable funds and separate account and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's loss on the Fund since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

LIMITED MATURITY BOND PORTFOLIO(R)

B1011 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

LIMITED MATURITY BOND PORTFOLIO MANAGERS' COMMENTARY

For the year ended December 31, 2006, the Neuberger Berman AMT Limited Maturity Bond Portfolio returned 4.20%, versus 3.96% for the Merrill Lynch 1-3 Year Treasury Index benchmark.

The period was marked by the first inversion of the yield curve (in which longer term investments yield less than shorter term investments) since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession. However, most investors have avoided this pessimistic view. Yields continued to be inverted or flat throughout 2006, as investors equivocated about the effect of economic data releases on the Federal Reserve's intentions with respect to monetary policy. Beginning in June, the bond market rallied strongly, with the third quarter in particular turning in a strong performance. Yields declined roughly 50 basis points over the second half of the period, driven by the combination of slower economic growth and the realization of the long-anticipated pause in the Federal Reserve's two-year tightening campaign.

We feel that the bond market rally over the last several months has been due to the change in investor sentiment about the economy, and that the market is overly optimistic in pricing in aggressive rate cuts by the Federal Reserve in the near term. The Federal Reserve has held the Fed Funds rate steady at 5.25% at each of their meetings since August. Chairman Bernanke has repeatedly warned about making assumptions regarding the future path of interest rates. Also, the minutes to the last several Fed meetings reveal continued concern over the risks of inflation, and there is one Federal Reserve governor advocating a rate increase.

We have continued to maintain our defensive posture, albeit less than in the recent past, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. Our duration posture helped to protect the portfolio from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation was toward AAA rated mortgage-backed securities that are primarily backed by shorter duration adjustable rate mortgages. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U.S. government agency notes. These transactions allowed us to increase the yield of the Portfolio and maintain credit quality.

The economy has remained more resilient than many onlookers would have forecast, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. Combined with persistent tightening of monetary policy, this gives us some concern about the increased potential for heightened event risk, as all of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small allocation to BBB rated securities.

We currently expect to remain defensively positioned with regard to duration, and intend to examine a return to a neutral stance once market pricing is more consistent with Fed policy communications. With corporate spreads still tight and heightened event risk continuing to be an issue, we currently intend to maintain our high-quality bias and avoid exposing the portfolio to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur. We believe that the continued trend of rising interest rates has set the stage for higher future fixed income returns. With higher interest rates and a Fed that is near the end of its tightening cycle, we believe that the Neuberger Berman AMT Limited Maturity Bond Portfolio is a very attractive investment.

In closing, we will continue to emphasize our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management to seek the Fund's goal of current income consistent with liquidity and low risk to principal.

Sincerely,


/s/ John Dugenske and Thomas Sontag
----------------------------------------
JOHN DUGENSKE AND THOMAS SONTAG
PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                                     MERRILL LYNCH
                 LIMITED MATURITY      1-3 YEAR
                  BOND PORTFOLIO    TREASURY INDEX(2)
1 Year                    4.20%          3.96%
5 Year                    2.82%          2.82%
10 Year                   4.20%          4.69%
Life of Fund              6.43%          6.74%
-----------------------------------------------------
Inception Date      09/10/1984

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                                 Merrill Lynch
             Limited Maturity      1-3 Year
              Bond Portfolio    Treasury Index
12/31/1996        $10,000           $10,000
12/31/1997        $10,674           $10,666
12/31/1998        $11,143           $11,412
12/31/1999        $11,307           $11,761
12/31/2000        $12,075           $12,702
12/31/2001        $13,135           $13,756
12/31/2002        $13,836           $14,548
12/31/2003        $14,172           $14,824
12/31/2004        $14,282           $14,958
12/31/2005        $14,488           $15,207
12/31/2006        $15,097           $15,810

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

RATING SUMMARY

AAA/Government/Government Agency   68.3%
AA                                 11.2
A                                  10.2
BBB                                 4.0
BB                                  0.0
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Short Term                          6.3

ENDNOTES

(1.) 4.20%, 2.82% and 4.20% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six months ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

        ACTUAL EXPENSES AND PERFORMANCE:        The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LIMITED MATURITY BOND PORTFOLIO

                                                     EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT      ACCOUNT   THE PERIOD*
                              VALUE        VALUE      7/1/06-
ACTUAL                       7/1/06      12/31/06    12/31/06
---------------------------------------------------------------
Class I                     $1,000.00   $1,031.40      $3.81

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Class I                     $1,000.00   $1,021.45      $3.79

* Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO

PRINCIPAL AMOUNT                                                               RATING~       MARKET VALUE+
                                                                            MOODY'S   S&P
U.S. GOVERNMENT AGENCY SECURITIES (6.1%)
$13,400,000   Fannie Mae, Notes, 3.25%, due 8/15/08                            AGY    AGY   $ 13,023,956
  1,500,000   Fannie Mae, Notes, 5.38%, due 8/15/09                            AGY    AGY      1,514,481
 11,000,000   Federal Home Loan Bank, Bonds, 5.13%, due 8/8/08                 AGY    AGY     11,007,436
                                                                                            ------------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                 (COST $25,603,322)                                                           25,545,873
                                                                                            ------------
MORTGAGE-BACKED SECURITIES (54.7%)

ADJUSTABLE RATE MORTGAGES (37.8%)
  5,067,507   Adjustable Rate Mortgage Trust, Ser. 2005-10,
                 Class 4A1, 5.38%, due 1/25/36                                 Aaa    AAA      5,054,399
  2,051,365   Banc of America Funding Corp., Ser. 2005-F,
                 Class 4A1, 5.37%, due 9/20/35                                 Aaa    AAA      2,042,309
  4,990,730   Banc of America Funding Corp., Ser. 2005-H,
                 Class 7A1, 5.69%, due 11/20/35                                       AAA      5,027,918
  4,051,952   Banc of America Funding Corp., Ser. 2006-A,
                 Class 3A2, 5.91%, due 2/20/36                                        AAA      4,076,064
  6,639,819   Banc of America Funding Corp., Ser. 2006-H,
                 Class 2A3, 6.74%, due 9/20/46                                        AAA      6,773,664
  4,336,537   Bear Stearns ALT-A Trust, Ser. 2006-3,
                 Class 22A1, 6.23%, due 5/25/36                                Aaa    AAA      4,390,497
  8,419,057   Bear Stearns ALT-A Trust, Ser. 2006-4,
                 Class 32A1, 6.48%, due 7/25/36                                Aaa    AAA      8,577,651
  5,626,930   Countrywide Home Loans, Ser. 2006-HYB3,
                 Class 1A1A, 5.52%, due 5/20/36                                Aaa    AAA      5,658,804
  5,607,050   Credit Suisse First Boston Mortgage Securities Corp.,
                 Ser. 2004-AR4, Class 2A1, 4.68%, due 5/25/34                  Aaa    AAA      5,551,813
  5,111,415   First Horizon Mortgage Pass-Through Trust,
                 Ser. 2005-AR5, Class 2A1, 5.45%, due 11/25/35                        AAA      5,086,136
  6,567,901   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1,
                 Class 1A1, 5.62%, due 4/19/36                                 Aaa    AAA      6,568,664
  8,311,733   Harborview Mortgage Loan Trust, Floating Rate,
                 Ser. 2004-4, Class 3A, 2.97%, due 4/19/07                     Aaa    AAA      8,276,102!
  9,131,206   Harborview Mortgage Loan Trust, Ser. 2006-3,
                 Class 1A1A, 6.44%, due 6/19/36                                Aaa    AAA      9,296,475??
  4,940,709   Indymac INDX Mortgage Loan Trust, Ser. 2005-AR23,
                 Class 2A1, 5.55%, due 11/25/35                                Aaa    AAA      4,941,636
 12,198,866   Indymac INDX Mortgage Loan Trust, Ser. 2006-AR3,
                 Class 2A1A, 6.41%, due 3/25/36                                Aaa    AAA     12,394,821??
  6,268,005   JP Morgan Alternative Loan Trust, Ser. 2006-A2,
                 Class 3A1, 5.95%, due 5/25/36                                        AAA      6,333,621
  4,900,888   JP Morgan Mortgage Trust, Ser. 2005-ALT1,
                 Class 2A1, 5.63%, due 10/25/35                                       AAA      4,910,085
  4,589,395   Lehman XS Trust, Ser. 2005-1,
                 Class 2A1, 4.66%, due 1/25/07                                 Aaa    AAA      4,539,709!
  7,764,418   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
                 Class 3A2, 5.06%, due 7/25/35                                 Aaa    AAA      7,716,512
  6,878,545   Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1,
                 Class 2A1, 4.55%, due 12/25/34                                       AAA      6,787,282
  3,477,559   Morgan Stanley Capital I, Ser. 2005-HQ6,
                 Class A1, 4.65%, due 8/13/42                                         AAA      3,430,368
  5,360,668   Nomura Asset Acceptance Corp., Ser. 2005-AR6,
                 Class 2A1, 5.75%, due 12/25/35                                Aaa    AAA      5,394,838
  9,515,155   Nomura Asset Acceptance Corp., Ser. 2006-AR2,
                 Class 2A2, 6.59%, due 4/25/36                                 Aaa    AAA      9,738,059
  5,029,872   Residential Accredit Loans, Inc., Ser. 2005-QA10,
                 Class A31, 5.62%, due 9/25/35                                 Aaa    AAA      5,033,591
  3,395,234   Residential Accredit Loans, Inc., Ser. 2006-QA1,
                 Class A21, 5.99%, due 1/25/36                                 Aaa    AAA      3,418,904
  7,225,000   WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9,
                 Class A7, 4.15%, due 8/25/34                                  Aaa    AAA      7,032,446
                                                                                            ------------
                                                                                             158,052,368
                                                                                            ------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                               RATING~       MARKET VALUE+
                                                                            MOODY'S   S&P
COMMERCIAL MORTGAGE BACKED (11.8%)
$ 2,769,571   Banc of America Commercial Mortgage, Inc.,
                 Ser. 2005-1, Class A1, 4.36%, due 11/10/42                           AAA   $  2,751,390
  8,774,646   Banc of America Commercial Mortgage, Inc.,
                 Ser. 2006-3, Class A1, 5.68%, due 7/10/44                            AAA      8,842,857
  5,532,609   Banc of America Commercial Mortgage, Inc.,
                 Ser. 2005-6, Class A1, 5.00%, due 9/10/47                     Aaa    AAA      5,499,162
 10,000,000   Bear Stearns Commercial Mortgage Securities,
                 Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38                        AAA      9,940,600
  2,546,801   GMAC Commercial Mortgage Securities, Inc.,
                 Ser. 2006-C1, Class A1, 4.97%, due 11/10/45                          AAA      2,530,591
  4,440,000   Greenwich Capital Commercial Funding Corp.,
                 Ser. 2002-C1, Class A3, 4.50%, due 1/11/17                    Aaa    AAA      4,353,933??
  4,846,380   Greenwich Capital Commercial Funding Corp.,
                 Ser. 2005-GG3, Class A1, 3.92%, due 8/10/42                   Aaa    AAA      4,761,464
  5,986,071   JP Morgan Chase Commercial Mortgage Securities Corp.,
                 Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                 Aaa    AAA      5,948,239
  5,007,957   LB-UBS Commercial Mortgage Trust, Ser. 2006-C3,
                 Class A1, 5.48%, due 3/15/39                                  Aaa    AAA      5,031,074
                                                                                            ------------
                                                                                              49,659,310
                                                                                            ------------
MORTGAGE-BACKED NON-AGENCY (2.6%)
  2,807,414   Countrywide Home Loans, Ser. 2005-R2,
                 Class 2A4, 8.50%, due 6/25/35                                 Aaa    AAA      3,011,623@
  6,085,726   GSMPS Mortgage Loan Trust, Ser. 2005-RP2,
                 Class 1A4, 8.50%, due 3/25/35                                 Aaa    AAA      6,465,345@
  1,203,777   GSMPS Mortgage Loan Trust, Ser. 2005-RP3,
                 Class 1A4, 8.50%, due 9/25/35                                 Aaa    AAA      1,279,553
                                                                                            ------------
                                                                                              10,756,521
                                                                                            ------------
FANNIE MAE (0.8%)
  3,062,815   Whole Loan, Ser. 2004-W8, Class PT, 10.23%,
                 due 6/25/44                                                   AGY    AGY      3,423,264
                                                                                            ------------
FREDDIE MAC (1.7%)
     12,111   Mortgage Participation Certificates, 10.00%,
                 due 4/1/20                                                    AGY    AGY         13,336
    154,942   Pass-Through Certificates, 5.00%, due 2/1/07                     AGY    AGY        154,311
  4,006,464   Pass-Through Certificates, 8.00%, due 11/1/26                    AGY    AGY      4,221,205
  2,531,367   Pass-Through Certificates, 8.50%, due 10/1/30                    AGY    AGY      2,711,511
                                                                                            ------------
                                                                                               7,100,363
                                                                                            ------------
              TOTAL MORTGAGE-BACKED SECURITIES
                 (COST $229,225,917)                                                         228,991,826
                                                                                            ------------
CORPORATE DEBT SECURITIES (25.9%)

AUTOMOBILE MANUFACTURERS (0.6%)
  2,500,000   DaimlerChrysler N.A. Holdings Corp., Guaranteed
                 Notes, 4.05%, due 6/4/08                                      Baa1   BBB      2,446,592
                                                                                            ------------
BANKS (5.3%)
  5,070,000   Bank of America Corp., Senior Notes, 3.88%,
                 due 1/15/08                                                   Aa2    AA-      4,993,519
  2,990,000   Bank of New York Co., Inc., Senior Notes, 5.20%,
                 due 7/1/07                                                    Aa3    A+       2,989,537
  5,000,000   U.S. Bank N.A., Senior Bank Notes, 4.13%,
                 due 3/17/08                                                   Aa1    AA       4,919,620??
  6,350,000   Wachovia Corp., Senior Notes, 3.63%, due 2/17/09                 Aa3    A+       6,148,349??
  3,500,000   Wells Fargo & Co., Notes, 3.13%, due 4/1/09                      Aa1    AA       3,347,260
                                                                                            ------------
                                                                                              22,398,285
                                                                                            ------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                               RATING~        MARKET VALUE+
                                                                            MOODY'S    S&P
COMPUTERS (0.8%)
$ 3,300,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                     A3     A-    $  3,303,607
                                                                                             ------------
DIVERSIFIED FINANCIAL SERVICES (13.5%)
  3,950,000   Bear Stearns Co., Inc., Notes, 4.00%,
                 due 1/31/08                                                    A1     A+       3,895,435
  3,250,000   Boeing Capital Corp., Senior Notes, 5.75%,
                 due 2/15/07                                                    A2     A+       3,252,405
  1,285,000   Chase Manhattan Corp., Subordinated Notes, 7.25%,
                 due 6/1/07                                                     A1      A       1,293,013
  3,350,000   CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08                 A2      A       3,269,319
  4,200,000   Citicorp, Subordinated Medium-Term Notes, Ser. F, 6.38%,
                 due 11/15/08                                                   Aa2    A+       4,280,640??
  3,000,000   Citigroup, Inc., Unsecured Notes, 4.25%,
                 due 7/29/09                                                    Aa1    AA-      2,935,821
  4,175,000   Credit Suisse First Boston USA, Inc., Notes, 4.63%,
                 due 1/15/08                                                    Aa3    AA-      4,149,424
  7,350,000   Goldman Sachs Group, Inc., Notes, 4.13%,
                 due 1/15/08                                                    Aa3    AA-      7,266,019??
  4,500,000   HSBC Finance Corp., Notes, 4.13%, due 12/15/08                    Aa3    AA-      4,410,639
  4,600,000   International Lease Finance Corp.,
                 Unsubordinated Notes, 3.50%, due 4/1/09                        A1     AA-      4,424,846??
  3,500,000   John Deere Capital Corp., Notes, 3.90%,
                 due 1/15/08                                                    A3      A       3,451,119??
  2,475,000   MBNA Corp., Notes, 4.63%, due 9/15/08                             Aa2    AA-      2,445,508
  4,300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                    Aa3    AA-      4,266,881??
  3,200,000   Merrill Lynch & Co., Medium-Term Notes,
                 Ser. B, 4.00%, due 11/15/07                                    Aa3    AA-      3,163,302
  3,850,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                          Aa3    A+       3,852,556
                                                                                             ------------
                                                                                               56,356,927
                                                                                             ------------
HEALTHCARE-PRODUCTS (0.4%)
  1,550,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07             Baa3   BBB+      1,557,707
                                                                                             ------------
INSURANCE (0.7%)
  3,100,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07              Aaa    AAA      3,072,940
                                                                                             ------------
MEDIA (2.8%)
  2,735,000   British Sky Broadcasting, Guaranteed Notes, 8.20%,
                 due 7/15/09                                                   Baa2    BBB      2,912,231
  3,000,000   Comcast Cable Communications, Notes, 8.38%,
                 due 5/1/07                                                    Baa2   BBB+      3,027,756
  2,525,000   News America Holdings, Inc., Guaranteed Notes, 7.38%,
                 due 10/17/08                                                  Baa2    BBB      2,605,681
  3,000,000   Time Warner Entertainment LP, Notes, 7.25%,
                 due 9/1/08                                                    Baa2   BBB+      3,084,366
                                                                                             ------------
                                                                                               11,630,034
                                                                                             ------------
OIL & GAS (0.3%)
  1,150,000   Enterprise Products Operating LP, Senior Notes, 4.00%,
                 due 10/15/07                                                  Baa3   BBB-      1,135,932
                                                                                             ------------
RETAIL (0.8%)
  3,300,000   Target Corp., Notes, 3.38%, due 3/1/08                            A1     A+       3,230,251
                                                                                             ------------
TELECOMMUNICATIONS (0.7%)
  3,200,000   Verizon Global Funding Corp., Senior Unsecured
                 Notes, 4.00%, due 1/15/08                                      A3      A       3,157,181
                                                                                             ------------
              TOTAL CORPORATE DEBT SECURITIES
                 (COST $108,954,784)                                                          108,289,456
                                                                                             ------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                               RATING~        MARKET VALUE+
                                                                            MOODY'S    S&P
ASSET-BACKED SECURITIES (6.1%)
$ 5,000,000   Capital Auto Receivables Asset Trust, Ser. 2004-2,
                 Class A3, 3.58%, due 1/15/09                                   Aaa    AAA   $  4,942,820
  2,410,654   Chase Funding Mortgage Loan, Ser. 2003-6,
                 Class 1A3, 3.34%, due 5/25/26                                  Aaa    AAA      2,371,405
  5,200,380   Chase Manhattan Auto Owner Trust, Ser. 2003-C,
                 Class A4, 2.94%, due 6/15/10                                   Aaa    AAA      5,129,153
  2,066,210   Ford Credit Auto Owner Trust, Ser. 2005-A,
                 Class A3, 3.48%, due 11/15/08                                  Aaa    AAA      2,053,341
  2,000,000   John Deere Owner Trust, Ser. 2005-A,
                 Class A3, 3.98%, due 6/15/09                                   Aaa    AAA      1,984,303
  2,375,267   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                 Class A3, 3.54%, due 10/15/08                                  Aaa    AAA      2,360,154
  5,700,000   Nomura Asset Acceptance Corp., Ser. 2005-S3,
                 Class AIO, 20.00%, Interest Only Security, due 8/25/35         Aaa    AAA        650,142
 10,439,747   Nomura Asset Acceptance Corp., Ser. 2005-S4,
                 Class AIO, 20.00%, Interest Only Security, due 10/25/35        Aaa    AAA      1,436,300
 12,479,001   Nomura Asset Acceptance Corp., Ser. 2006-AP1,
                 Class AIO, 4.50%, Interest Only Security, due 1/25/36          Aaa    AAA        349,038
  7,206,667   Nomura Asset Acceptance Corp., Ser. 2006-S2,
                 Class AIO, 10.00%, Interest Only Security, due 4/25/36         Aaa    AAA        635,087@
  2,307,973   Saxon Asset Securities Trust, Ser. 2004-2,
                 Class AF2, 4.15%, due 8/25/35                                  Aaa    AAA      2,289,999
  1,326,997   USAA Auto Owner Trust, Ser. 2005-1,
                 Class A3, 3.90%, due 7/15/09                                   Aaa    AAA      1,316,982
                                                                                             ------------
              TOTAL ASSET-BACKED SECURITIES
                 (COST $25,941,974)                                                            25,518,724
                                                                                             ------------
REPURCHASE AGREEMENTS (6.2%)
 26,040,000   State Street Bank and Trust Co., Repurchase Agreement,
                 4.95%, due 1/2/07, dated 12/29/06, Maturity Value
                 $26,054,322, Collateralized by $26,725,000
                 Federal Home Loan Bank, 4.13%, due 2/15/08
                 (Collateral Value $26,824,470)
                 (COST $26,040,000)                                                            26,040,000#
                                                                                             ------------
              TOTAL INVESTMENTS (99.0%)
                 (COST $415,765,997)                                                          414,385,879##
              Cash, receivables and other assets, less liabilities (1.0%)                       4,302,039
                                                                                             ------------
              TOTAL NET ASSETS (100.0%)                                                      $418,687,918
                                                                                             ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND PORTFOLIO

+ Investments in securities by Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $417,104,595. Gross unrealized appreciation of investments was $871,752 and gross unrealized depreciation of investments was $3,590,468, resulting in net unrealized depreciation of $2,718,716 based on cost for U.S. federal income tax purposes.

@ Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At December 31, 2006, these securities amounted to $10,112,055 or 2.4% of net assets for the Fund.

?? All or a portion of this security is segregated as collateral for financial futures contracts.

! Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2006.

~    Credit ratings are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                        LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                BOND PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE
      SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                   $414,385,879
   Cash                                                                        257,644
   Interest receivable                                                       3,249,801
   Receivable for Fund shares sold                                           1,365,136
   Prepaid expenses and other assets                                             1,898
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                               419,260,358
----------------------------------------------------------------------------------------
LIABILITIES
   Due to custodian                                                            222,790
   Payable for Fund shares redeemed                                             39,739
   Payable to investment manager (Note B)                                       87,300
   Payable to administrator (Note B)                                           139,677
   Payable for variation margin (Note A)                                        12,656
   Accrued expenses and other payables                                          70,278
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              572,440
----------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                       $418,687,918
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $427,793,891
   Undistributed net investment income (loss)                               15,862,210
   Accumulated net realized gains (losses) on investments                  (23,474,987)
   Net unrealized appreciation (depreciation) in value of investments       (1,493,196)
----------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                       $418,687,918
----------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)           32,812,537
----------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                  $      12.76
----------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                   $415,765,997

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                        LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                               BOND PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                     $16,679,607
----------------------------------------------------------------------------------------
Total income                                                               16,679,607
----------------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Note B)                                           882,818
Administration fees (Note B)                                                1,412,507
Audit fees                                                                     38,304
Custodian fees (Note B)                                                       145,361
Insurance expense                                                              14,858
Legal fees                                                                     57,396
Shareholder reports                                                            69,690
Trustees' fees and expenses                                                    27,666
Interest expense (Note E)                                                       4,894
Miscellaneous                                                                  11,307
----------------------------------------------------------------------------------------
Total expenses                                                              2,664,801
Expenses reduced by custodian fee expense offset arrangement (Note B)         (11,308)
----------------------------------------------------------------------------------------
Total net expenses                                                          2,653,493
----------------------------------------------------------------------------------------
Net investment income (loss)                                               14,026,114
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                  (1,200,998)
   Financial futures contracts                                                163,147
   Foreign currency                                                          (179,150)
   Net increase from payments by affiliates (Note B)                            3,476

Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                       2,224,127
   Financial futures contracts                                               (113,625)
   Foreign currency                                                          (171,098)
   -------------------------------------------------------------------------------------
Net gain (loss) on investments                                                725,879
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $14,751,993
----------------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                      LIMITED MATURITY BOND PORTFOLIO
                                                                      -------------------------------
                                                                          YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                  2006           2005
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                           $  14,026,114   $  9,105,613
Net realized gain (loss) on investments                                   (1,217,001)    (1,248,668)
Net increase from payments by affiliates (Note B)                              3,476             --
Change in net unrealized appreciation (depreciation) of investments        1,939,404     (3,218,336)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           14,751,993      4,638,609
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                    (11,876,508)    (9,541,728)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                182,569,648     79,681,621
Proceeds from reinvestment of dividends and distributions                 11,876,508      9,541,728
Payments for shares redeemed                                            (119,888,747)   (66,419,947)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                      74,557,409     22,803,402
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                     77,432,894     17,900,283

NET ASSETS:
Beginning of year                                                        341,255,024    323,354,741
-----------------------------------------------------------------------------------------------------
End of year                                                            $ 418,687,918   $341,255,024
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $  15,862,210   $ 11,873,795
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS LIMITED MATURITY BOND PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably.

     The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended December 31, 2006, the Fund entered into financial futures contracts. At December 31, 2006, open positions in financial futures contracts were:

                                                                UNREALIZED
     EXPIRATION            OPEN CONTRACTS           POSITION   DEPRECIATION
     March 2007   234 U.S. Treasury Notes, 2 Year     Long       $113,625

     At December 31, 2006, the Fund had deposited $236,949 in Fannie Mae Whole Loan, 10.23%, due 6/25/44, to cover margin requirements on open financial futures contracts.

7 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                  DISTRIBUTIONS PAID FROM:
          ORDINARY INCOME                 TOTAL
         2006         2005          2006         2005
     $11,876,508   $9,541,728   $11,876,508   $9,541,728

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                         UNREALIZED          LOSS
      UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
     ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS       TOTAL
       $15,862,210      $(2,718,170)    $(22,250,013)   $(9,105,973)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, premium of amortization, mark to market on certain futures contracts, and post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $723,717 net capital losses arising between November 1, 2006 and December 31, 2006.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                              EXPIRING IN:
        2007         2008         2012         2013         2014
     $3,975,890   $6,386,624   $2,710,070   $4,632,986   $3,820,726

8 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

9 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11 SECURITY LENDING: Since 2006, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund. Currently, the Fund is not guaranteed any particular level of income from the program.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $3,476. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $11,308.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the year ended December 31, 2006 were as follows:

                                                                    SALES AND MATURITIES
       PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES        EXCLUDING
     U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT      U.S. GOVERNMENT
        AND AGENCY          AND AGENCY            AND AGENCY             AND AGENCY
       OBLIGATIONS         OBLIGATIONS           OBLIGATIONS            OBLIGATIONS
      $139,127,634        $219,082,142           $158,651,024           $140,315,156

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                        FOR THE YEAR ENDED DECEMBER 31,
                                               2006         2005
     SHARES SOLD                            14,283,129    6,216,359
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS            940,342      759,087
     SHARES REDEEMED                        (9,410,325)  (5,191,435)
                                            ----------   ----------
     TOTAL                                   5,813,146    1,784,011
                                            ----------   ----------

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. For the year ended December 31, 2006, the Fund utilized this line of credit in the amount of $37,775,091, with an interest rate of 5.375%. The loan was outstanding for one day with a total interest amount charged to the Fund of $4,894 and is reflected in the Statement of Operations under the caption "Interest expense." There were no loans outstanding for the Fund pursuant to this line of credit at December 31, 2006.

     NOTE F--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                         YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------
                                                               2006      2005     2004     2003     2002
NET ASSET VALUE, BEGINNING OF YEAR                            $12.64    $12.82   $13.20   $13.50   $13.47
                                                              ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                  .51       .35      .30      .37      .53
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                .02      (.17)    (.20)    (.05)     .16
                                                              ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS                                 .53       .18      .10      .32      .69
                                                              ------    ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                           (.41)     (.36)    (.48)    (.62)    (.66)
                                                              ------    ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR                                  $12.76    $12.64   $12.82   $13.20   $13.50
                                                              ------    ------   ------   ------   ------
TOTAL RETURN++                                                 +4.20%    +1.44%   +0.78%   +2.42%   +5.34%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $418.7    $341.3   $323.4   $306.4   $372.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                   .75%      .75%     .73%     .74%     .76%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      .75%~     .75%     .73%     .74%     .76%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS     3.97%     2.77%    2.28%    2.73%    4.01%
PORTFOLIO TURNOVER RATE                                           86%      133%     132%      84%     120%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS LIMITED MATURITY BOND PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

~ Had the Fund not utilized the Line of Credit, the annualized expense ratio of net expenses to average daily net assets would have been:

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                                        2006
                                                                        .75%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Maturity Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Maturity Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                    FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)    TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Limited Maturity Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of trade execution provided by Management and its affiliates. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable fund and comparable separate account and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

MID-CAP GROWTH PORTFOLIO(R)

B1013 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

MID-CAP GROWTH PORTFOLIO MANAGER'S COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio generated a positive return in 2006, outperforming its benchmark, the Russell Midcap(R) Growth Index. The Portfolio ranked in approximately the top 10% of its peer group as defined by Lipper and Morningstar, with strong stock selection and sector allocation contributing to relative performance.*

Small-cap stocks continued to outpace large-caps in 2006, with each taking the lead for six months. Across the market-cap spectrum, value stocks outperformed their growth counterparts as Information Technology and Health Care--the two largest components within the growth benchmarks--were among the weakest performing sectors of the year.

For the Portfolio, the largest contributors to results were securities selected within Health Care and Information Technology. Among Health Care stocks, Celgene showed particularly strong results. Standout performers in Information Technology included Mastercard Inc. and Alliance Data Systems, two services names within the sector. Stock selection within Financials was also additive. Financial stocks that did well included business services names such as Chicago Mercantile Exchange and property management companies such as CB Richard Ellis.

Although Energy was the benchmark's weakest performing sector, our security selection in the group was favorable, with Denbury Resources and Maverick Tube both showing strength. Also beneficial to relative portfolio performance were our holdings in the Consumer Discretionary sector, including specialty retailer Coach and hotel provider Hilton. Lastly, security selection within Telecom contributed to relative performance, as our emphasis in wireless continued to add value, with Leap Wireless experiencing a particularly strong 2006.

In aggregate, our sector allocation contributed to performance, with an overweight in Telecom--the strongest performing sector of the year--providing most of the value added in the area.

Stock selection in Consumer Staples and Industrials had the most negative impact on relative portfolio performance. Within Consumer Staples, names that were strong performers last year such as Whole Foods were relatively weak in 2006. Among Industrials, some of the companies in various services areas underperformed.

We believe that, in the near term, the Federal Reserve is on hold with respect to interest rates. In addition, we currently think that sectors that worked in the latter part of 2006 will continue to do well in 2007, including pro-cyclical sectors such as Information Technology and Industrials. While we believe that, longer term, Energy will provide earnings growth potential due to worldwide demand, in the near term, we are concerned about the impact of weak gas and oil prices. Therefore, we remain slightly underweight in Energy at this time and will continue to opportunistically look to further underweight the sector relative to the benchmark.

In contrast, we are finding good growth potential in the Telecom sector, which remains an overweighted position. The Portfolio also has a slight overweight in Health Care. We are not overly concerned about interest rates in the near term and are emphasizing capital market sensitive and services industries within Financials, which is neutrally weighted overall. Information Technology is neutrally weighted, but we will be looking to add to our position in the sector. Consumer Discretionary and Staples sectors remain underweight positions.

Sincerely,


/s/ Kenneth J. Turek
----------------------------------------
KENNETH J. TUREK
PORTFOLIO MANAGER

* As categorized by Lipper, AMT Mid-Cap Growth Portfolio Class I ranked 10 out of 144 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the one-year period ending December 31, 2006. As categorized by Morningstar, AMT Mid-Cap Growth Portfolio Class I ranked 16 out of 199 funds in its Mid-Cap Growth VA/L Underlying Funds Category for the one-year period ending December 31, 2006.

AVERAGE ANNUAL TOTAL RETURN(1)

                     MID-CAP           MID-CAP
                 GROWTH PORFOLIO   GROWTH PORFOLIO   RUSSELL MIDCAP(R)     RUSSELL
                     CLASS I           CLASS S           GROWTH(2)       MIDCAP(R)(2)
1 YEAR                  14.69%            14.47%           10.66%           15.26%
5 YEAR                   6.55%             6.33%            8.22%           12.88%
LIFE OF FUND            10.05%             9.92%            7.31%           10.81%
INCEPTION DATE     11/03/1997        02/18/2003

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

                 MID-CAP        RUSSELL
             GROWTH PORFOLIO   MIDCAP(R)    RUSSELL
                 CLASS I        GROWTH     MIDCAP(R)
11/3/1997        $10,000        $10,000     $10,000
12/31/1997       $11,720        $10,238     $10,520
12/31/1998       $16,324        $12,067     $11,582
12/31/1999       $25,121        $18,256     $13,694
12/31/2000       $23,247        $16,111     $14,823
12/31/2001       $17,518        $12,864     $13,990
12/31/2002       $12,378        $ 9,339     $11,726
12/31/2003       $15,853        $13,328     $16,423
12/31/2004       $18,438        $15,391     $19,743
12/31/2005       $20,972        $17,253     $22,241
12/31/2006       $24,054        $19,091     $25,635

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                3.2%
Basic Materials                                          2.1
Biotechnology                                            4.7
Business Services                                       12.8
Cable Systems                                            0.5
Communications Equipment                                 0.9
Consumer Staples                                         1.7
Electrical & Electronics                                 0.5
Energy                                                   4.5
Financial Services                                       6.2
Food & Beverage                                          0.6
Food Products                                            0.7
Hardware                                                 0.7
Health Care                                              8.1
Industrial                                               5.2
Internet                                                 0.3
Leisure                                                  6.4
Media                                                    3.0
Medical Equipment                                        5.7
Metals                                                   0.5
Oil & Gas                                                1.8
Publishing & Broadcasting                                0.5
Retail                                                   7.8
Semiconductors                                           3.2
Software                                                 1.9
Technology                                               6.4
Telecommunications                                       7.1
Transportation                                           0.8
Utilities                                                0.3
Short-Term Investments                                  19.0
Liabilities, less cash, receivables and other assets   (17.1)

ENDNOTES

(1.) For Class I, 14.69%, 6.55% and 10.05% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended December 31, 2006. For Class S, 14.47%, 6.33%, 9.92% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2006. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Growth Index measures the performance of those
     Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000(R) Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

                                                       EXPENSES
                             BEGINNING     ENDING    PAID DURING
                              ACCOUNT     ACCOUNT    THE PERIOD*
                               VALUE       VALUE       7/1/06 -    EXPENSE
ACTUAL                         7/1/06     12/31/06     12/31/06     RATIO
--------------------------------------------------------------------------

Class I                      $1,000.00   $1,071.90      $4.76        .91%
Class S                      $1,000.00   $1,070.70      $6.07       1.16%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------
Class I                      $1,000.00   $1,020.61      $4.64
Class S                      $1,000.00   $1,019.35      $5.91

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO

NUMBER OF SHARES                                                MARKET VALUE+
COMMON STOCKS (98.1%)

AEROSPACE (3.2%)
    165,000   Precision Castparts                               $  12,916,200^^
    148,600   Rockwell Collins                                      9,404,894
                                                                -------------
                                                                   22,321,094

BASIC MATERIALS (2.1%)
    228,000   Airgas, Inc.                                          9,238,560
    126,000   Ecolab Inc.                                           5,695,200
                                                                -------------
                                                                   14,933,760

BIOTECHNOLOGY (4.7%)
    325,000   Celgene Corp.                                        18,697,250*^^
    125,000   Gilead Sciences                                       8,116,250*
    200,000   Pharmaceutical Product Development                    6,444,000
                                                                -------------
                                                                   33,257,500

BUSINESS SERVICES (12.8%)
    110,000   AerCap Holdings NV                                    2,549,800*
     60,000   Albemarle Corp.                                       4,308,000
    247,100   Alliance Data Systems                                15,436,337*
    508,500   CB Richard Ellis Group                               16,882,200*
    165,000   Corporate Executive Board                            14,470,500^^
     96,700   Iron Mountain                                         3,997,578*
    120,000   Laureate Education                                    5,835,600*
    100,000   MasterCard, Inc. Class A                              9,849,000^^
     40,000   Stericycle, Inc.                                      3,020,000*
    100,000   Trimble Navigation                                    5,073,000*
    188,500   VeriFone Holdings                                     6,672,900*
     60,802   VistaPrint Ltd.                                       2,013,154*
                                                                -------------
                                                                   90,108,069

CABLE SYSTEMS (0.5%)
    130,000   Liberty Global Class A                                3,789,500*

COMMUNICATIONS EQUIPMENT (0.9%)
    135,000   Harris Corp.                                          6,191,100

CONSUMER STAPLES (1.7%)
     85,000   Chattem Inc.                                          4,256,800*
    174,400   Shoppers Drug Mart                                    7,491,057
                                                                -------------
                                                                   11,747,857

ELECTRICAL & ELECTRONICS (0.5%)
    105,000   Molex Inc.                                            3,321,150

ENERGY (4.5%)
     70,000   Murphy Oil                                            3,559,500
    100,000   National-Oilwell Varco                                6,118,000*
    275,000   Range Resources                                       7,551,500
    175,000   Smith International                                   7,187,250
    150,000   XTO Energy                                            7,057,500
                                                                -------------
                                                                   31,473,750

FINANCIAL SERVICES (6.2%)
    135,000   AmeriCredit Corp.                                     3,397,950*^^
     28,900   Chicago Mercantile Exchange                          14,731,775^^
     90,000   GFI Group                                             5,603,400*
    128,500   Moody's Corp.                                         8,874,210
    210,000   Nuveen Investments                                   10,894,800^^
                                                                -------------
                                                                   43,502,135

FOOD & BEVERAGE (0.6%)
     95,000   Dean Foods                                        $   4,016,600*

FOOD PRODUCTS (0.7%)
    150,000   Corn Products International                           5,181,000

HARDWARE (0.7%)
    130,900   Network Appliance                                     5,141,752*^^

HEALTH CARE (8.1%)
     45,000   Allergan, Inc.                                        5,388,300
    200,000   Allscripts Healthcare Solutions                       5,398,000*^^
    220,400   Cerner Corp.                                         10,028,200*^^
    291,400   Cytyc Corp.                                           8,246,620*^^
     70,000   Digene Corp.                                          3,354,400*
    105,000   Gen-Probe                                             5,498,850*
     80,000   Healthways, Inc.                                      3,816,800*
    240,000   Psychiatric Solutions                                 9,004,800*
    200,900   VCA Antech                                            6,466,971*
                                                                -------------
                                                                   57,202,941

INDUSTRIAL (5.2%)
    118,500   Danaher Corp.                                         8,584,140^^
    155,300   Dover Corp.                                           7,612,806
    250,000   Fastenal Co.                                          8,970,000
     64,000   Fluor Corp.                                           5,225,600
    100,000   Rockwell Automation                                   6,108,000
                                                                -------------
                                                                   36,500,546

INTERNET (0.3%)
100,000       GSI Commerce                                          1,875,000*

LEISURE (6.4%)
    150,500   Gaylord Entertainment                                 7,664,965*
    205,300   Hilton Hotels                                         7,164,970^^
    190,800   Marriott International                                9,104,976^^
    155,000   Penn National Gaming                                  6,451,100*
    185,000   Scientific Games Class A                              5,592,550*
    107,500   Station Casinos                                       8,779,525^^
                                                                -------------
                                                                   44,758,086

MEDIA (3.0%)
     97,000   E.W. Scripps                                          4,844,180
     90,000   Focus Media Holding ADR                               5,975,100*^^
    175,000   Grupo Televisa GDS                                    4,726,750^^
     85,000   Lamar Advertising                                     5,558,150*^^
                                                                -------------
                                                                   21,104,180

MEDICAL EQUIPMENT (5.7%)
     90,000   C. R. Bard                                            7,467,300^^
    123,000   Hologic, Inc.                                         5,815,440*
     35,000   Intuitive Surgical                                    3,356,500*^^
    218,000   Kyphon Inc.                                           8,807,200*
    165,000   ResMed Inc.                                           8,121,300*^^
    136,800   Varian Medical Systems                                6,507,576*
                                                                -------------
                                                                   40,075,316

METALS (0.5%)
     60,000   Freeport-McMoRan Copper & Gold                        3,343,800^^

See Notes to Schedule of Investments

NUMBER OF SHARES                                                MARKET VALUE+
OIL & GAS (1.8%)
    308,900   Denbury Resources                                 $   8,584,331*
    155,000   Dresser-Rand Group                                    3,792,850*
                                                                -------------
                                                                   12,377,181

PUBLISHING & BROADCASTING (0.5%)
    100,000   R.R. Donnelley                                        3,554,000

RETAIL (7.8%)
     85,000   Abercrombie & Fitch                                   5,918,550
    190,000   AnnTaylor Stores                                      6,239,600*
    375,000   Coach, Inc.                                          16,110,000*
     95,000   Corrections Corporation of America                    4,296,850*
    230,000   Nordstrom, Inc.                                      11,348,200
     95,000   O' Reilly Automotive                                  3,045,700*
    100,000   Polo Ralph Lauren                                     7,766,000
                                                                -------------
                                                                   54,724,900

SEMICONDUCTORS (3.2%)
     92,500   Diodes Inc.                                           3,281,900*
    100,000   MEMC Electronic Materials                             3,914,000*
    233,200   Microchip Technology                                  7,625,640^^
    155,000   QLogic Corp.                                          3,397,600*
    100,000   Varian Semiconductor Equipment                        4,552,000*
                                                                -------------
                                                                   22,771,140
SOFTWARE (1.9%)
    184,200   Autodesk, Inc.                                        7,452,732*
    120,000   Citrix Systems                                        3,246,000*
     60,000   Electronic Arts                                       3,021,600*
                                                                -------------
                                                                   13,720,332
TECHNOLOGY (6.4%)
     85,000   Akamai Technologies                                   4,515,200*^^
    121,000   aQuantive, Inc.                                       2,983,860*
    525,000   Arris Group                                           6,567,750*
    194,800   Cognizant Technology Solutions                       15,030,768*
    100,000   Fidelity National Information Services                4,009,000
    190,000   Logitech International S.A.                           5,432,100*
    100,000   NVIDIA Corp.                                          3,701,000*^^
    102,500   SBA Communications                                    2,818,750*
                                                                -------------
                                                                   45,058,428
TELECOMMUNICATIONS (7.1%)
    228,900   American Tower                                        8,533,392*
    550,000   Dobson Communications                                 4,790,500*
    100,000   Globalstar, Inc.                                      1,391,000*
    213,500   Leap Wireless International                          12,696,845*
    200,000   NeuStar, Inc.                                         6,488,000*^^
    255,000   NII Holdings                                         16,432,200*
                                                                -------------
                                                                   50,331,937
TRANSPORTATION (0.8%)
    145,000   C.H. Robinson Worldwide                               5,929,050^^

UTILITIES (0.3%)
     58,200   Mirant Corp.                                      $   1,837,374*

TOTAL COMMON STOCKS
(COST $463,804,715)                                               690,149,478
                                                                -------------

SHORT-TERM INVESTMENTS (19.0%)
 14,584,446   Neuberger Berman Prime Money Fund Trust Class        14,584,446@
119,559,901   Neuberger Berman Securities
                 Lending Quality Fund, LLC                        119,559,901+++
                                                                -------------

TOTAL SHORT-TERM INVESTMENTS
(COST $134,144,347)                                               134,144,347#
                                                                -------------

TOTAL INVESTMENTS (117.1%)
(COST $597,949,062)                                               824,293,825##
Liabilities, less cash, receivables and other assets [(17.1%)]   (120,584,816)
                                                                -------------
TOTAL NET ASSETS (100.0%)                                       $ 703,709,009
                                                                -------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $598,728,117. Gross unrealized appreciation of investments was $229,883,433 and gross unrealized depreciation of investments was $4,317,725, resulting in net unrealized appreciation of $225,565,708, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                      MID-CAP
                                                                      GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                           $ 690,149,478
   Affiliated issuers                                               134,144,347
--------------------------------------------------------------------------------
                                                                    824,293,825
   Foreign currency                                                      57,551
   Dividends and interest receivable                                    183,743
   Receivable for securities sold                                       449,312
   Receivable for Fund shares sold                                      108,482
   Receivable for securities lending income (Note A)                    572,320
   Prepaid expenses and other assets                                        109
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        825,665,342
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)             119,559,901
   Payable for securities purchased                                   1,011,839
   Payable for Fund shares redeemed                                     239,523
   Payable to investment manager--net (Notes A & B)                     317,872
   Payable to administrator (Note B)                                    189,117
   Payable for securities lending fees (Note A)                         542,737
   Accrued expenses and other payables                                   95,344
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   121,956,333
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 703,709,009
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                $ 728,429,911
   Accumulated net realized gains (losses) on investments          (251,064,233)
   Net unrealized appreciation (depreciation) in value of
      investments                                                   226,343,331
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                               $ 703,709,009
--------------------------------------------------------------------------------
NET ASSETS
   Class I                                                        $ 668,088,653
   Class S                                                           35,620,356
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES
   AUTHORIZED)
   Class I                                                           28,716,918
   Class S                                                            1,547,143
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                        $       23.26
   Class S                                                                23.02
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                           $ 115,257,641
*COST OF INVESTMENTS:
   Unaffiliated issuers                                           $ 463,804,715
   Affiliated issuers                                               134,144,347
--------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                         $ 597,949,062
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                    $      58,920
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                      MID-CAP
                                                                      GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 3,816,343
Income from securities loaned--net (Note F)                             408,495
Income from investments in affiliated issuers (Note F)                1,287,927
Foreign taxes withheld                                                  (13,105)
--------------------------------------------------------------------------------
Total income                                                          5,499,660
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                              3,634,367
Administration fees (Note B):
   Class I                                                            1,975,234
   Class S                                                               92,890
Distribution fees (Note B):
   Class S                                                               77,387
Audit fees                                                               38,422
Custodian fees (Note B)                                                 186,185
Insurance expense                                                        28,139
Legal fees                                                              118,156
Shareholder reports                                                     124,351
Trustees' fees and expenses                                              27,876
Miscellaneous                                                            12,499
--------------------------------------------------------------------------------
Total expenses                                                        6,315,506
Investment management fees waived (Note A)                              (21,657)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                      (37,648)
--------------------------------------------------------------------------------
Total net expenses                                                    6,256,201
--------------------------------------------------------------------------------
Net investment income (loss)                                           (756,541)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers            57,514,367
   Foreign currency                                                         162
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                34,150,506
   Foreign currency                                                      (1,344)
   -----------------------------------------------------------------------------
Net gain (loss) on investments                                       91,663,691
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $90,907,150
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                        MID-CAP GROWTH PORTFOLIO
                                                                      -----------------------------
                                                                         YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                 2006           2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $    (756,541)  $ (2,108,113)
Net realized gain (loss) on investments                                  57,514,529     31,148,368
Change in net unrealized appreciation (depreciation) of investments      34,149,162     45,246,838
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          90,907,150     74,287,093
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                                               91,879,668     84,689,232
   Class S                                                               16,671,785      9,553,351
Payments for shares redeemed:
   Class I                                                             (132,909,444)   (77,674,779)
   Class S                                                               (7,704,426)    (4,316,949)
   ------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (32,062,417)    12,250,855
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    58,844,733     86,537,948
NET ASSETS:
Beginning of year                                                       644,864,276    558,326,328
---------------------------------------------------------------------------------------------------
End of year                                                           $ 703,709,009   $644,864,276
---------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $          --   $         --
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

       UNREALIZED         LOSS
      APPRECIATION    CARRYFORWARDS
     (DEPRECIATION)   AND DEFERRALS       TOTAL
      $225,564,275    $(250,285,177)  $(24,720,902)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                    EXPIRING IN:
         2009           2010           2011
     $125,802,637   $113,423,118   $11,059,422

     During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $57,390,446.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

     Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From October 4, 2005 to October 3, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $408,495, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $3,033,319 in income earned on cash collateral and guaranteed amounts (including approximately $2,523,268 of interest income earned from the Quality Fund and $84,094 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $2,624,824 (including $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $21,657 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $1,287,927 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2012 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under these agreements. At December 31, 2006, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $37,035.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $613.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $319,150,011 and $341,016,226, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $789,153, of which Neuberger received $0, Lehman Brothers Inc. received $127,315, and other brokers received $661,838.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                    FOR THE YEAR ENDED DECEMBER 31,
                                2006                                  2005
                 SHARES       SHARES                     SHARES       SHARES
                  SOLD       REDEEMED       TOTAL         SOLD       REDEEMED     TOTAL
     CLASS I   4,180,536   (6,140,421)   (1,959,885)   4,494,861   (4,283,550)   211,311
     CLASS S     770,936     (359,417)      411,519      524,981     (234,759)   290,222

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                        INCOME FROM
                                                                                                        INVESTMENTS
                                                                                                            IN
                              BALANCE OF      GROSS                       BALANCE OF                    AFFILIATED
                              SHARES HELD   PURCHASES         GROSS       SHARES HELD       VALUE         ISSUERS
                             DECEMBER 31,      AND          SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER              2005       ADDITIONS      REDUCTIONS        2006           2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**             25,661,625   186,131,015    197,208,194     14,584,446   $ 14,584,446     $1,287,927

     Neuberger Berman
     Securities Lending
     Quality Fund, LLC ***     36,958,701   535,581,790    452,980,590    119,559,901    119,559,901      2,523,268
                                                                                        ------------   ------------
     TOTAL                                                                              $134,144,347     $3,811,195
                                                                                        ------------   ------------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS MID-CAP GROWTH PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                               YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------
CLASS I                                             2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                 $20.28    $17.83    $15.33    $11.97    $16.94
                                                   ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                      (.02)     (.07)     (.07)     (.07)     (.08)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    3.00      2.52      2.57      3.43     (4.89)
                                                   ------    ------    ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                     2.98      2.45      2.50      3.36     (4.97)
                                                   ------    ------    ------    ------    ------
NET ASSET VALUE,END OF YEAR                        $23.26    $20.28    $17.83    $15.33    $11.97
                                                   ------    ------    ------    ------    ------
TOTAL RETURN++                                     +14.69%   +13.74%   +16.31%   +28.07%   -29.34%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS,END OF YEAR (IN MILLIONS)               $668.1    $622.0    $543.3    $459.7    $362.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#        .90%      .92%      .92%      .89%      .95%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           .90%~     .91%~     .90%~     .88%~     .95%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                        (.10)%    (.36)%    (.45)%    (.52)%    (.57)%
PORTFOLIO TURNOVER RATE                                48%       64%       92%      161%      124%

                                                                                    PERIOD FROM
                                                                                 FEBRUARY 18,2003^
                                                     YEAR ENDED DECEMBER 31,      TO DECEMBER 31,
                                                   --------------------------    ----------------
CLASS S                                             2006      2005      2004           2003
NET ASSET VALUE,BEGINNING OF PERIOD                $20.11    $17.73    $15.28         $11.15
                                                   ------    ------    ------         ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                      (.08)     (.11)     (.11)          (.09)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                    2.99      2.49      2.56           4.22
                                                   ------    ------    ------         ------
TOTAL FROM INVESTMENT OPERATIONS                     2.91      2.38      2.45           4.13
                                                   ------    ------    ------         ------
NET ASSET VALUE,END OF PERIOD                      $23.02    $20.11    $17.73         $15.28
                                                   ------    ------    ------         ------
TOTAL RETURN++                                     +14.47%   +13.42%   +16.03%        +37.04%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS,END OF PERIOD (IN MILLIONS)             $ 35.6    $ 22.8    $ 15.0         $  6.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#       1.15%     1.18%     1.17%          1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~         1.15%     1.16%     1.15%          1.11%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                        (.36)%    (.61)%    (.70)%         (.71)%*
PORTFOLIO TURNOVER RATE                                48%       64%       92%           161%@@

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS MID-CAP GROWTH PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                      YEAR ENDED DECEMBER 31,
                                   2006   2005    2004    2003
MID-CAP GROWTH PORTFOLIO CLASS I   0.90%  0.92%  0.90%  0.89%
MID-CAP GROWTH PORTFOLIO CLASS S   1.15%  1.17%  1.16%  1.11%(1)

(1)  Period from February 18, 2003 to December 31, 2003.

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

@@ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Advisory Director, ABA
                            1984             Milburn LLP (law firm)                       Retirement Funds (formerly,
                                             since October 2002;                          American Bar Retirement
                                             formerly, Attorney-at-Law                    Association (ABRA)) since 1997
                                             and President, Faith                         (not-for-profit membership
                                             Colish, A Professional                       association).
                                             Corporation, 1980 to 2002.

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since         Deputy General Counsel, Neuberger since 2004;
                            2002                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                     POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Mid-Cap Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits and losses historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable fund and separate account and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

PARTNERS PORTFOLIO(R)

B1010 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

PARTNERS PORTFOLIO MANAGER'S COMMENTARY

The Federal Reserve's August decision to shift into neutral spawned a stock market rally that helped the S&P 500 and Russell 1000(R) Value Index close fiscal 2006 with strong gains. The Neuberger Berman Advisers Management Trust
(AMT) Partners Portfolio had positive returns in eight of the nine industry sectors in which it was invested, superior relative performance in six of nine sector categories, and delivered solid returns for the year. However, the disappointing performance of Energy investments (most notably coal and natural gas exploration and production companies) and Consumer Discretionary holdings (primarily homebuilders) resulted in a performance shortfall relative to its benchmark indices.

Financial sector investments made the largest contribution to absolute returns, with brokerage/investment banking firms Goldman Sachs and Merrill Lynch finishing number two and five respectively on our top-ten contributors list. Our Financial sector holdings materially outperformed the corresponding S&P 500 sector component. However, the Portfolio's significant underweighting in the sector restrained relative performance. Information Technology stock selection had the most favorable impact on relative returns. The Portfolio was underweight in tech relative to the S&P 500 but, driven by the excellent performance of computer printer leader Lexmark International and software giant Oracle, our holdings more than tripled the return of the S&P 500's tech sector component. Industrial sector holdings also enhanced relative returns, with motorcycle manufacturing icon Harley Davidson and earth moving equipment manufacturer Terex among the best performers. Although we had relatively modest commitments to the Materials and Consumer Staples sectors, the excellent performance of industrial metals giant Phelps Dodge (our number one performance contributor) and vitamin producer NBTY (Nature's Bounty) enhanced absolute and relative returns.

After posting excellent gains over the last several years, collectively our Energy investments produced only a modestly positive return versus sizable gains for our benchmark indices' Energy sector components. Coal miners Arch Coal and Foundation Coal, and natural gas exploration and production company Quicksilver Resources were among the Portfolio's worst performers. Last year's unseasonably mild winter, a cool summer, and another mild winter thus far this year, have left utilities with excess coal and natural gas inventories, which is reflected in soft commodity prices and slack earnings for coal and natural gas producers. We don't believe that weather anomalies will disrupt what we see as very favorable long-term supply/demand dynamics, which should support higher coal and natural gas prices and good profit growth for our Energy sector holdings.

The Portfolio's exposure to homebuilders severely penalized portfolio returns, with five homebuilder stocks (D. R. Horton, KB Home, Pulte Homes, Centex Corp., and Lennar Corp.) appearing at the bottom of our performance list. The slowdown in housing didn't take us by surprise. However, our belief that the valuations of the high-quality homebuilders already fully discounted a softer housing market proved costly. Going forward, we think that an expanding economy, low unemployment, rising personal income, still low mortgage rates, and favorable demographics will continue to support relatively strong demand in the housing market. Supply, in the form of today's high inventories resulting from diminished speculative activity in the housing market, should come down over the next three quarters. We think that homebuilders' earnings bottomed in 2006. The stocks are now trading at close to book value, which is at the low end of their historical valuation range. Judging by substantial insider buying and major share repurchase programs, homebuilding company managements agree with our assessment of good value.

Finally, relative performance suffered from what we didn't own, namely Telecommunications, which was the single best performing sector in both the S&P 500 and Russell 1000(R) Value Index benchmarks. We want to own quality companies in healthy industries with favorable long-term growth prospects. In our opinion, the Telecom companies that performed so well this year did not qualify under these criteria.

Looking ahead, we currently believe the most likely scenario is that the economy eventually settles into a slow but steady growth pace that will enable good companies to continue to grow earnings at a respectable rate. However, we could see some short-term market turmoil as investors express their disappointment that Federal Reserve interest rate cuts may be postponed for an indefinite period of time. As always, we will continue to try to take advantage of any market volatility by buying the stocks of high quality companies that trade at true value prices.

Sincerely,


/s/ S. Basu Mullick
----------------------------------------
S. BASU MULLICK
PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                  PARTNERS     RUSSELL 1000(R)
                  PORTFOLIO        VALUE(2)      S&P 500(2)
1 YEAR                12.24%        22.25%         15.78%
5 YEAR                10.07%        10.86%          6.19%
10 YEAR                8.79%        11.00%          8.42%
LIFE OF FUND          11.47%        12.70%         11.02%
-----------------------------------------------------------
INCEPTION DATE   03/22/1994

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                    [CHART]

                Partners   Russell 1000(R)
               Portfolio        Value        S&P 500
12/31/1996      $10,000         $10,000      $10,000
12/31/1997      $13,125         $13,518      $13,335
12/31/1998      $13,677         $15,631      $17,146
12/31/1999      $14,685         $16,779      $20,753
12/31/2000      $14,788         $17,957      $18,864
12/31/2001      $14,370         $16,953      $16,624
12/31/2002      $10,901         $14,321      $12,951
12/31/2003      $14,726         $18,622      $16,664
12/31/2004      $17,520         $21,693      $18,476
12/31/2005      $20,682         $23,224      $19,383
12/31/2006      $23,213         $28,390      $22,441

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index.

Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Auto Related                                            1.5%
Banking & Financial                                     2.6
Building Materials                                      1.6
Coal                                                    3.1
Consumer Discretionary                                  1.6
Defense                                                 1.2
Electrical Utilities                                    0.8
Energy Services & Equipment                             2.7
Financial Services                                      7.0
Health Care                                             9.2
Homebuilders                                           12.6
Industrial                                              3.2
Insurance                                               5.6
Machinery & Equipment                                   6.0
Materials                                               1.3
Metals                                                  1.4
Oil & Gas                                              14.2
Personal Products                                       0.7
Pharmaceutical                                          1.9
Retail                                                  4.1
Software                                                6.7
Steel                                                   1.3
Technology                                              3.5
Transportation                                          1.4
Utilities                                               3.5
Short-Term Investments                                  8.4
Liabilities, less cash, receivables and other assets   (7.1)

ENDNOTES

(1.) 12.24%, 10.07% and 8.79% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2006. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000(R) Index represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

                                                       EXPENSES
                             BEGINNING     ENDING    PAID DURING
                              ACCOUNT     ACCOUNT    THE PERIOD*
                               VALUE       VALUE       7/1/06 -
ACTUAL                         7/1/06     12/31/06     12/31/06
----------------------------------------------------------------
Class I                      $1,000.00   $1,114.10      $4.91

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES) **
----------------------------------------------------------------
Class I                      $1,000.00   $1,020.56      $4.70

* Expenses are equal to the annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS PARTNERS PORTFOLIO

NUMBER OF SHARES                                                MARKET VALUE+
COMMON STOCKS (98.7%)

AUTO RELATED (1.5%)
   134,900   Harley-Davidson                                     $  9,506,403

BANKING & FINANCIAL (2.6%)
   230,270   Hudson City Bancorp                                    3,196,148
   144,400   Merrill Lynch                                         13,443,640
                                                                 ------------
                                                                   16,639,788
BUILDING MATERIALS (1.6%)
   291,394   Cemex SAB de C.V. ADR                                  9,872,429^^

COAL (3.1%)
   344,500   Arch Coal                                             10,345,335
   233,300   Peabody Energy                                         9,427,653
                                                                 ------------
                                                                   19,772,988
CONSUMER DISCRETIONARY (1.6%)
   125,700   Best Buy                                               6,183,183
    45,600   Whirlpool Corp.                                        3,785,712
                                                                 ------------
                                                                    9,968,895
DEFENSE (1.2%)
    91,500   L-3 Communications Holdings                            7,482,870

ELECTRIC UTILITIES (0.8%)
   161,600   Mirant Corp.                                           5,101,712*

ENERGY SERVICES & EQUIPMENT (2.7%)
   274,200   Halliburton Co.                                        8,513,910
   114,500   Noble Corp.                                            8,719,175
                                                                 ------------
                                                                   17,233,085
FINANCIAL SERVICES (7.0%)
     4,400   Berkshire Hathaway Class B                            16,130,400*
   317,298   Countrywide Financial                                 13,469,300
    73,100   Goldman Sachs Group                                   14,572,485
                                                                 ------------
                                                                   44,172,185
HEALTH CARE (9.2%)
   357,200   Boston Scientific                                      6,136,696*
   175,500   Caremark Rx                                           10,022,805
   189,600   Medtronic, Inc.                                       10,145,496
   262,300   UnitedHealth Group                                    14,093,379
    99,800   WellPoint Inc.                                         7,853,262*
   124,500   Zimmer Holdings                                        9,758,310*
                                                                 ------------
                                                                   58,009,948
HOME BUILDERS (12.6%)
   245,800   Centex Corp.                                          13,831,166
   527,066   D.R. Horton                                           13,961,978
   320,300   Hovnanian Enterprises                                 10,858,170*^^
   275,000   KB HOME                                               14,102,000
   248,300   Lennar Corp. Class A                                  13,025,818^^
    21,300   NVR, Inc.                                             13,738,500*
                                                                 ------------
                                                                   79,517,632
INDUSTRIAL (3.2%)
   214,900   Chicago Bridge & Iron                                  5,875,366
   265,500   General Electric                                       9,879,255^^
   157,900   Owens Corning                                          4,721,210*
                                                                 ------------
                                                                   20,475,831

INSURANCE (5.6%)
   310,000   Aetna Inc.                                          $ 13,385,800
   214,400   American International Group                          15,363,904
    69,300   Hartford Financial Services Group                      6,466,383
                                                                 ------------
                                                                   35,216,087
MACHINERY & EQUIPMENT (6.0%)
   172,000   Caterpillar Inc.                                      10,548,760
   289,450   Joy Global                                            13,992,013
   204,100   Terex Corp.                                           13,180,778*
                                                                 ------------
                                                                   37,721,551
MATERIALS (1.3%)
   165,000   Xstrata PLC                                            8,238,289

METALS (1.4%)
    74,900   Phelps Dodge                                           8,967,028

OIL & GAS (14.2%)
   146,500   Anadarko Petroleum                                     6,375,680
   229,600   Canadian Natural Resources                            12,221,608
   236,200   Denbury Resources                                      6,563,998*
    87,600   EOG Resources                                          5,470,620
    83,400   Exxon Mobil                                            6,390,942
    90,800   National-Oilwell Varco                                 5,555,144*
    90,400   Petroleo Brasileiro ADR                                9,310,296
   218,700   Quicksilver Resources                                  8,002,233*^^
   200,400   Southwestern Energy                                    7,024,020*
   442,545   Talisman Energy                                        7,518,839
   155,300   Valero Energy                                          7,945,148
   154,433   XTO Energy                                             7,266,073
                                                                 ------------
                                                                   89,644,601
PERSONAL PRODUCTS (0.7%)
   110,700   NBTY, Inc.                                             4,601,799*

PHARMACEUTICAL (1.9%)
   190,700   Shire PLC ADR                                         11,777,632

RETAIL (4.1%)
   217,200   Federated Department Stores                            8,281,836
   138,800   J.C. Penney                                           10,737,568
   228,500   TJX Cos.                                               6,516,820
                                                                 ------------
                                                                   25,536,224
SOFTWARE (6.7%)
   446,400   Activision, Inc.                                       7,695,936*
   363,400   Check Point Software Technologies                      7,965,728*
   305,900   Microsoft Corp.                                        9,134,174
   418,800   Oracle Corp.                                           7,178,232*^^
   504,857   Symantec Corp.                                        10,526,268*^^
                                                                 ------------
                                                                   42,500,338
STEEL (1.3%)
   113,900   United States Steel                                    8,330,646

See Notes to Schedule of Investments

NUMBER OF SHARES                                                MARKET VALUE+
TECHNOLOGY (3.5%)
   268,200   Advanced Micro Devices                              $  5,457,870*
   235,100   ASML Holding N.V.                                      5,790,513*
   112,600   Lexmark International Group                            8,242,320*
    87,400   Texas Instruments                                      2,517,120
                                                                 ------------
                                                                   22,007,823
TRANSPORTATION (1.4%)
   170,800   Frontline Ltd.                                         5,505,966^^
   141,148   Ship Finance International                             3,353,677^^
                                                                 ------------
                                                                    8,859,643
UTILITIES (3.5%)
   176,400   NRG Energy                                             9,880,164*^^
   228,523   TXU Corp.                                             12,388,232
                                                                 ------------
                                                                   22,268,396
TOTAL COMMON STOCKS
(COST $453,516,949)                                               623,423,823
                                                                 ------------
SHORT-TERM INVESTMENTS (8.4%)
 7,244,235   Neuberger Berman
                Prime Money Fund Trust Class                        7,244,235@
45,640,511   Neuberger Berman Securities
                Lending Quality Fund, LLC                          45,640,511+++
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $52,884,746)                                                 52,884,746#
                                                                 ------------
TOTAL INVESTMENTS (107.1%)
(COST $506,401,695)                                               676,308,569##
Liabilities, less cash, receivables and
   other assets [(7.1%)]                                          (45,105,577)
                                                                 ------------
TOTAL NET ASSETS (100.0%)                                        $631,202,992
                                                                 ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS PARTNERS PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $508,086,433. Gross unrealized appreciation of investments was $170,557,575 and gross unrealized depreciation of investments was $2,335,439, resulting in net unrealized appreciation of $168,222,136, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

STATEMENT OF ASSETS AND LIABILITIES

                                                                      PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F )--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                             $623,423,823
   Affiliated issuers                                                 52,884,746
--------------------------------------------------------------------------------
                                                                     676,308,569
   Cash                                                                   25,612
   Foreign currency                                                      815,177
   Dividends and interest receivable                                     936,194
   Receivable for securities sold                                      1,279,709
   Receivable for Fund shares sold                                        29,930
   Receivable for securities lending income (Note A)                     198,647
   Prepaid expenses and other assets                                      14,002
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         679,607,840
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)               45,640,511
   Payable for securities purchased                                      946,886
   Payable for Fund shares redeemed                                    1,085,467
   Payable to investment manager--net (Notes A & B)                      287,018
   Payable to administrator (Note B)                                     162,886
   Payable for securities lending fees (Note A)                          188,134
   Accrued expenses and other payables                                    93,946
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     48,404,848
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $631,202,992
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $398,720,647
   Undistributed net investment income (loss)                          3,814,518
   Accumulated net realized gains (losses) on investments             58,755,392
   Net unrealized appreciation (depreciation) in value of
      investments                                                    169,912,435
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $631,202,992
--------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)     29,830,193
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE            $      21.16
--------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                             $ 43,733,576
*COST OF INVESTMENTS:
   Unaffiliated issuers                                             $453,516,949
   Affiliated issuers                                                 52,884,746
TOTAL COST OF INVESTMENTS                                           $506,401,695
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                      $    809,065
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                     PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 9,561,263
Interest income--unaffiliated issuers                                       360
Income from securities loaned--net (Note F)                             143,290
Income from investments in affiliated issuers (Note F)                  294,230
Foreign taxes withheld                                                  (65,143)
--------------------------------------------------------------------------------
Total income                                                          9,934,000
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                              3,554,158
Administration fees (Note B)                                          2,019,997
Audit fees                                                               38,426
Custodian fees (Note B)                                                 198,419
Insurance expense                                                        32,010
Legal fees                                                              113,197
Shareholder reports                                                     140,867
Trustees' fees and expenses                                              27,928
Miscellaneous                                                            12,761
--------------------------------------------------------------------------------
Total expenses                                                        6,137,763
Investment management fees waived (Note A)                               (4,926)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                      (28,838)
--------------------------------------------------------------------------------
Total net expenses                                                    6,103,999
--------------------------------------------------------------------------------
Net investment income (loss)                                          3,830,001
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers            59,169,761
   Foreign currency                                                     (15,131)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                 8,866,282
   Foreign currency                                                       5,738
--------------------------------------------------------------------------------
Net gain (loss) on investments                                       68,026,650
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $71,856,651
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                             PARTNERS PORTFOLIO
                                                       -----------------------------
                                                          YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                  2006            2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                           $   3,830,001   $   4,568,530
Net realized gain (loss) on investments                   59,154,630      71,238,588
Change in net unrealized appreciation (depreciation)
   of investments                                          8,872,020      31,878,231
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             71,856,651     107,685,349
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                     (4,491,484)     (6,487,803)
Net realized gain on investments                         (69,178,673)       (150,568)
-------------------------------------------------------------------------------------
Total distributions to shareholders                      (73,670,157)     (6,638,371)
-------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                 85,548,617     155,906,843
Proceeds from reinvestment of dividends and
   distributions                                          73,670,157       6,638,371
Payments for shares redeemed                            (258,207,711)   (121,363,625)
-------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions     (98,988,937)     41,181,589
-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (100,802,443)    142,228,567
NET ASSETS:
Beginning of year                                        732,005,435     589,776,868
-------------------------------------------------------------------------------------
End of year                                            $ 631,202,992   $ 732,005,435
-------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of
   year                                                $   3,814,518   $   4,491,132
-------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2006 was $3,055.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                             DISTRIBUTIONS PAID FROM:

         ORDINARY INCOME      LONG-TERM CAPITAL GAIN           TOTAL
        2006         2005        2006         2005       2006         2005
     $11,894,519  $6,487,803  $61,775,638   $150,568  $73,670,157  $6,638,371

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED  UNDISTRIBUTED    UNREALIZED        LOSS
       ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
        INCOME          GAIN       (DEPRECIATION)  AND DEFERRALS     TOTAL
        $5,917,490    $58,337,153    $168,227,702       $--       $232,482,345

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement

     From October 4, 2005 to October 3, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $143,290, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $922,961 in income earned on cash collateral and guaranteed amounts (including approximately $747,859 of interest income earned from the Quality Fund and $29,992 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $779,671 (including $81,674 retained by Neuberger).

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $4,926 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $294,230 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2009 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2006, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense

     Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, there was no reimbursement to Management under this agreement. At December 31, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $28,644.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $194.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $238,479,700 and $409,222,036, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $755,579, of which Neuberger received $43, Lehman Brothers Inc. received $114,598, and other brokers received $640,938.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

                                        FOR THE YEAR ENDED DECEMBER 31,
                                               2006         2005
     SHARES SOLD                             3,869,168    7,805,132
     SHARES ISSUED ON REINVESTMENT OF
        DIVIDENDS AND DISTRIBUTIONS          3,702,018      337,316
     SHARES REDEEMED                       (11,930,502)  (6,137,955)
                                           -----------   ----------
     TOTAL                                  (4,359,316)   2,004,493
                                           -----------   ----------

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                 INCOME FROM
                                                                                                 INVESTMENTS
                                                                                                     IN
                        BALANCE OF       GROSS                     BALANCE OF                    AFFILIATED
                       SHARES HELD     PURCHASES       GROSS       SHARES HELD      VALUE          ISSUERS
                       DECEMBER 31,       AND        SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
NAME OF ISSUER             2005        ADDITIONS     REDUCTIONS       2006           2006       TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**            8,065,965    181,179,185   182,000,915     7,244,235     $ 7,244,235    $  294,230

Neuberger Berman
Securities Lending
Quality Fund, LLC***    20,065,411    171,825,802   146,250,702    45,640,511      45,640,511       747,859
                                                                                  -----------    ----------
TOTAL                                                                             $52,884,746    $1,042,089
                                                                                  -----------    ----------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                          YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                                2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $ 21.41   $ 18.32   $ 15.40   $ 11.40   $ 15.10
                                                              -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .12       .14       .17       .00       .01
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                2.33      3.15      2.75      4.00     (3.64)
                                                              -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                 2.45      3.29      2.92      4.00     (3.63)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.16)     (.19)     (.00)       --      (.07)
NET CAPITAL GAINS                                               (2.54)     (.01)       --        --        --
                                                              -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                                             (2.70)     (.20)     (.00)       --      (.07)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 21.16   $ 21.41   $ 18.32   $ 15.40   $ 11.40
                                                              -------   -------   -------   -------   -------
TOTAL RETURN++                                                 +12.24%   +18.04%   +18.98%   +35.09%   -24.14%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 631.2   $ 732.0   $ 589.8   $ 669.6   $ 522.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .91%      .90%      .91%      .91%      .91%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                       .91%~     .89%~     .89%~     .90%~     .91%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .57%      .70%     1.05%      .01%      .05%
PORTFOLIO TURNOVER RATE                                            36%       58%       71%       76%       53%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

~ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

 YEAR ENDED DECEMBER 31,
2006   2005   2004   2003
0.91%  0.89%  0.90%  0.90%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director
                            2000             Chairman, CDC Investment                     of three series of Oppenheimer
                                             Advisers (registered                         Funds: Limited Term New York
                                             investment adviser), 1993                    Municipal Fund, Rochester Fund
                                             to January 1999; formerly,                   Municipals, and Oppenheimer
                                             President and Chief                          Convertible Securities Fund
                                             Executive Officer, AMA                       since 1992.
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Formerly, Director (1997 to
                            1984             Milburn LLP (law firm)                       2003) and Advisory Director
                                             since October 2002;                          (2003 to 2006), ABA Retirement
                                             formerly, Attorney-at-Law                    Funds (formerly, American Bar
                                             and President, Faith                         Retirement Association)
                                             Colish, A Professional                       (not-for-profit membership
                                             Corporation, 1980 to 2002.                   corporation).

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of
                            1998             Associates since October                     Associates to The National
                                             2001; formerly, Director,                    Rehabilitation Hospital's Board
                                             AARP, 1978 to December                       of Directors, 2001 to 2002;
                                             2001.                                        formerly, Member, Individual
                                                                                          Investors Advisory Committee to
                                                                                          the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring
                            2000             Emeritus of Finance and                      Community (not-for-profit);
                                             Economics, New York                          formerly, Director, DEL
                                             University Stern School of                   Laboratories, Inc. (cosmetics
                                             Business; formerly,                          and pharmaceuticals), 1978 to
                                             Executive                                    2004; formerly, Director, Apple
                                             Secretary-Treasurer,                         Bank for Savings, 1979 to 1990;
                                             American Finance                             formerly, Director, Western
                                             Association, 1961 to 1979.                   Pacific Industries, Inc., 1972
                                                                                          to 1986 (public company).

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial
                            1999             President and General                        Corporation (holding company)
                                             Counsel, WHX Corporation                     since December 2002; formerly,
                                             (holding company), 1993 to                   Director WHX Corporation
                                             2001.                                        (holding company), January 2002
                                                                                          to June 2005; formerly,
                                                                                          Director, State Theatre of New
                                                                                          Jersey (not-for-profit theater),
                                                                                          2000 to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc.
                            2000             Investment Policy                            (financial services holding
                                             Committee, Edward Jones,                     company) since 1993; formerly,
                                             1993 to 2001; President,                     Director, Boston Financial Group
                                             Securities Industry                          (real estate and tax shelters),
                                             Association ("SIA")                          1993 to 1999.
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids
                            2000             Vice President, Foodmaker,                   Golf and Learning Academy (teach
                                             Inc. (operator and                           golf and computer usage to "at
                                             franchiser of restaurants)                   risk" children), 1998 to 2006;
                                             until January 1997.                          formerly, Director, Prandium,
                                                                                          Inc. (restaurants), March 2001
                                                                                          to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc.
                            2000; Lead       Investments LP (a private                    (financial services company)
                            Independent      investment partnership);                     since May 2001; Director,
                            Trustee          formerly, President and                      America One Foundation since
                            beginning 2006   CEO, Westaff, Inc.                           1998; formerly, Director,
                                             (temporary staffing), May                    Forward Management, Inc. (asset
                                             2001 to January 2002;                        management company), 1999 to
                                             formerly, Senior Executive                   2006; formerly Director, E-Bay
                                             at the Charles Schwab                        Zoological Society, 1999 to
                                             Corporation, 1983 to 1998,                   2003; formerly, Director,
                                             including Chief Executive                    General Magic (voice recognition
                                             Officer, Charles Schwab                      software), 2001 to 2002;
                                             Investment Management,                       formerly, Director, E-Finance
                                             Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                             Family of Funds and Schwab                   services), 1999 to 2003;
                                             Investments, 1997 to 1998,                   formerly, Director,
                                             and Executive Vice                           Save-Daily.com (micro investing
                                             President-Retail                             services), 1999 to 2003.
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re
                            1999             consultant specializing in                   (reinsurance company) since
                                             the insurance industry;                      2006; Director, National
                                             formerly, Advisory                           Atlantic Holdings Corporation
                                             Director, Securitas                          (property and casualty insurance
                                             Capital LLC (a global                        company) since 2004; Director,
                                             private equity investment                    The Proformance Insurance
                                             firm dedicated to making                     Company (property and casualty
                                             investments in the                           insurance company) since March
                                             insurance sector), 1998 to                   2004; formerly, Director,
                                             December 2003.                               Providence Washington Insurance
                                                                                          Company (property and casualty
                                                                                          insurance company), December
                                                                                          1998 to March 2006; formerly,
                                                                                          Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000
                                                                                          to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and
                            Trustee since    and Chief Investment                         Associates, Inc. (private
                            2002             Officer, Neuberger Berman                    company) since 1998; Director,
                                             Inc. (holding company)                       Solbright, Inc. (private
                                             since 2002 and 2003,                         company) since 1998.
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President,
                            the Board,       Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
                            Chief            (holding company) since                      since 2000; formerly, Director,
                            Executive        1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                            Officer and      Berman Inc.'s Mutual Funds                   company), October 1999 to March
                            Trustee since    Business (since 1999) and                    2003; Trustee, Frost Valley
                            2000;            Institutional Business                       YMCA; Trustee, College of
                            President and    (1999 to October 2005);                      Wooster.
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer, 1999    intermediary distribution
                            to 2000          since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers
                                                             Alternative Investment Management LLC
                                                             since 2003; formerly, Vice President, UBS
                                                             Global Asset Management (US) Inc.
                                                             (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

100.00% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Partners Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to a comparable funds to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable funds and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

REGENCY PORTFOLIO(R)

B1012 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

REGENCY PORTFOLIO MANAGER'S COMMENTARY

The market rally triggered by the Federal Reserve's shift into neutral in August helped leading market indices achieve excellent gains in 2006. Due in part to the strong performance of Utilities and real estate investment trusts (REITs), which together represent approximately 25% of its weighting, the Russell Midcap(R) Value Index excelled. The Neuberger Berman Advisers Management Trust
(AMT) Regency Portfolio delivered a double-digit percentage return. However, significant underweightings in these top performing industry groups and disappointing returns from Consumer Discretionary and Energy sector investments translated into lagging performance relative to the benchmark.

Information Technology (IT) stock selection had the most positive impact on relative returns with our holdings nearly tripling the return from the benchmark tech component. Computer printer leader Lexmark International was our top IT performer. Meanwhile, Industrial sector investments enhanced absolute and relative returns. The Portfolio was overweight in Industrials and our investments outperformed the corresponding benchmark component by a substantial margin. Earth moving equipment maker Terex and mining equipment manufacturer Joy Global were our top performers in that sector. Although the Portfolio had modest exposure in the Materials and Consumer Staples sectors, the exceptional performance of industrial metals company Phelps Dodge and vitamin producer NBTY produced well above benchmark-average returns.

The Financial sector was a mixed blessing for the Portfolio. Led by two of our top-ten performance contributors, broker/investment banker Bear Stearns and commercial real estate financier iStar Financial, our Financial sector holdings materially outperformed the corresponding benchmark component. However, our significant underweight in Financials and especially our minimal exposure to top performing real estate investment trusts penalized relative returns.

Collectively, our Energy sector holdings underperformed, with coal miners and natural gas exploration and production companies taking most of the blame. Recent weather anomalies--last year's mild winter, a cool summer and, thus far this year, another unseasonably warm winter--reduced demand for the electricity used to heat and cool homes and offices. Since coal and natural gas are the primary fuels used to generate electricity, the lack of demand has depressed coal and natural gas prices and our portfolio companies' profits. However, we remain overweighted in Energy and biased toward "upstream" energy producers, which in our opinion are now even better fundamental bargains.

The Portfolio's commitment to homebuilders had the most negative impact on absolute and relative returns. We anticipated softness in the housing market, but believed that the valuations for the homebuilder stocks in the portfolio already more than fully discounted a slowdown in housing. Today, investors appear to be focusing almost exclusively on high home inventories resulting from the exodus of real estate speculators and largely ignoring what we see as still strong longer term demand fundamentals. Looking ahead, we believe that an expanding economy, low unemployment, rising personal income, still low mortgage rates, and favorable demographics will continue to support relatively strong housing demand. Housing inventories appear to be flattening (even in those regions where we saw the most speculative activity) and we expect inventories to be worked off over the next three quarters. We think that homebuilders' earnings bottomed in 2006 and that the stocks are now trading at close to book value, which is at the low end of their historical valuation range. As evidenced by strong insider buying and major share repurchase programs, homebuilder company managements appear to see good value.

Looking ahead, we currently believe that the economy will eventually settle into a slower growth mode that will allow quality companies to continue to grow earnings at a decent pace. Market interest rates should remain at economically comfortable levels, providing a reasonably good economic backdrop for stocks. Over the near term, the market may experience a rough patch as investors realize that the Fed is not likely to start cutting interest rates any time soon. As always, we will be trying to take advantage of any market weakness by identifying high quality mid-cap companies trading at more opportunistic valuations.

Our brand of value investing demands patience. Over the short term, the overvalued stocks we avoid can often become even more overvalued. Conversely, the undervalued stocks we favor can remain undervalued for longer than we anticipate. Consequently, while disappointed by lagging short-term performance relative to our benchmark index, we remain committed to the value principles that guide us. Over time, we believe that buying quality at discounted prices will translate into superior investment performance.

Sincerely,


/s/ S. Basu Mullick
-------------------------------------
S. BASU MULLICK
PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                      REGENCY             REGENCY             RUSSELL            RUSSELL
                 PORTFOLIO CLASS I   PORTFOLIO CLASS S   MIDCAP(R) VALUE(2)   MIDCAP(R)(2)
1 YEAR                   11.17%               10.94%            20.22%            15.26%
5 YEAR                   13.11%               13.05%            15.88%            12.88%
LIFE OF FUND             12.10%               12.05%            14.78%            12.52%
------------------------------------------------------------------------------------------
INCEPTION DATE       08/22/2001           04/29/2005

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                    [CHART]

              Regency        Russell        Russell
             Portfolio   Midcap(R) Value   Midcap(R)
             ---------   ---------------   ---------
 8/22/2001    $10,000        $10,000        $10,000
12/31/2001    $ 9,970        $10,025        $10,275
 6/30/2002    $10,040        $10,312        $ 9,689
12/31/2002    $ 8,918        $ 9,058        $ 8,612
 6/30/2003    $ 9,980        $10,246        $ 9,944
12/31/2003    $12,114        $12,507        $12,062
 6/30/2004    $13,066        $13,403        $12,866
12/31/2004    $14,823        $15,471        $14,500
 6/30/2005    $15,304        $16,324        $15,068
12/31/2005    $16,601        $17,428        $16,335
 6/30/2006    $16,944        $18,651        $17,126
12/31/2006    $18,455        $20,951        $18,828

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                1.2%
Auto Related                                             2.6
Banking & Financial                                      2.6
Building, Construction & Furnishing                     10.7
Business Services                                        0.7
Capital Equipment                                        2.0
Coal                                                     3.3
Communications Equipment                                 1.1
Consumer Discretionary                                   1.3
Defense                                                  1.2
Electric Utilities                                       3.7
Financial Services                                       2.1
Food & Beverage                                          2.1
Health Care                                              6.2
Industrial                                               2.8
Insurance                                                5.3
Machinery & Equipment                                    2.0
Manufacturing                                            2.7
Metals                                                   3.3
Oil & Gas                                               10.0
Oil Services                                             1.9
Pharmaceutical                                           2.8
Real Estate                                              5.7
Retail                                                   4.6
Semiconductors                                           1.7
Software                                                 3.5
Technology                                               1.6
Transportation                                           1.2
Utilities                                                2.4
Utilities, Electric & Gas                                0.9
Short-Term Investments                                  26.5
Liabilities, less cash, receivables and other assets   (19.7)

ENDNOTES

(1.) For Class I,  11.17%,  13.11%  and 12.10%  were the  average  annual  total returns for the 1- and 5-year and since inception (08/22/01) periods ended December 31, 2006. For Class S, 10.94%, 13.05% and 12.05% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended December 31, 2006. Performance shown prior to April 29, 2005, for the Class S shares is that of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The Russell Midcap(R) Value Index measures the performance of those Russell
     Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 30% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006 and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance
                                                during the period. You may use the information in
                                                this line, together with the amount you invested, to
                                                estimate the expenses you paid over the period.
                                                Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 =
                                                8.6), then multiply the result by the number in the
                                                first section of the table under the heading
                                                entitled "Expenses Paid During the Period" to
                                                estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio
                                                and an assumed rate of return at 5% per year before
                                                expenses. This return is not the fund's actual
                                                return. The hypothetical account values and expenses
                                                may not be used to estimate the actual ending
                                                account balance or expenses you paid for the period.
                                                You may use this information to compare the ongoing
                                                costs of investing in this fund versus other funds.
                                                To do so, compare the expenses shown in this 5%
                                                hypothetical example with the 5% hypothetical
                                                examples that appear in the shareholder reports of
                                                other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

                                                     EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT     ACCOUNT    THE PERIOD*
                              VALUE       VALUE       7/1/06 -    EXPENSE
ACTUAL                       7/1/06      12/31/06    12/31/06      RATIO
-------------------------------------------------------------------------
Class I                     $1,000.00   $1,089.20      $5.03        .95%
Class S                     $1,000.00   $1,088.30      $6.48       1.23%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
------------------------------------------------------------
Class I                     $1,000.00   $1,020.39      $4.86
Class S                     $1,000.00   $1,019.00      $6.27

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO

NUMBER OF SHARES                                 MARKET VALUE+

COMMON STOCKS (93.2%)

AEROSPACE (1.2%)
    86,700   Embraer-Empresa
             Brasileira de
             Aeronautica ADR                     $  3,591,981^^^

AUTO RELATED (2.6%)
    97,750   Advance Auto Parts                     3,475,990
    52,700   Harley-Davidson                        3,713,769^^^
     7,900   Johnson Controls                         678,768
                                                 ------------
                                                    7,868,527

BANKING & FINANCIAL (2.6%)
   252,400   Hudson City Bancorp                    3,503,312
    96,500   IndyMac Bancorp                        4,357,940
                                                 ------------
                                                    7,861,252

BUILDING, CONSTRUCTION & FURNISHING (10.7%)
    87,700   Centex Corp.                           4,934,879
   145,500   Hovnanian Enterprises                  4,932,450*^^^
    98,900   KB HOME                                5,071,592^^^
    98,600   Lennar Corp. Class A                   5,172,556
    90,000   Meritage Corp.                         4,294,800*^^^
     8,100   NVR, Inc.                              5,224,500*
    79,800   Walter Industries                      2,158,590^^^
                                                 ------------
                                                   31,789,367

BUSINESS SERVICES (0.7%)
    44,500   Affiliated Computer Services           2,173,380*

CAPITAL EQUIPMENT (2.0%)
   123,250   Joy Global                             5,957,905

COAL (3.3%)
   127,500   Arch Coal                              3,828,825
    69,500   Peabody Energy                         2,808,495
    41,900   United States Steel                    3,064,566
                                                 ------------
                                                    9,701,886

COMMUNICATIONS EQUIPMENT (1.1%)
   257,900   Arris Group                            3,226,329*^^^

CONSUMER DISCRETIONARY (1.3%)
    45,600   Whirlpool Corp.                        3,785,712^^^

DEFENSE (1.2%)
    45,200   L-3 Communications Holdings            3,696,456

ELECTRIC UTILITIES (3.7%)
    88,100   DPL Inc.                               2,447,418^^^
   122,400   Mirant Corp.                           3,864,168*
    81,900   NRG Energy                             4,587,219*
                                                 ------------
                                                   10,898,805

FINANCIAL SERVICES (2.1%)
    38,800   Bear Stearns                           6,315,864

FOOD & BEVERAGE (2.1%)
   130,400   Constellation Brands                   3,784,208*
   148,800   Tyson Foods                            2,447,760^^^
                                                 ------------
                                                    6,231,968

HEALTH CARE (6.2%)
    47,000   Cooper Companies                      $2,091,500^^^
    76,300   Coventry Health Care                   3,818,815*
    71,900   LifePoint Hospitals                    2,423,030*
   121,600   NBTY, Inc.                             5,054,912*^^^
    91,400   Omnicare, Inc.                         3,530,782
    37,500   Ventas, Inc.                           1,587,000^^^
                                                 ------------
                                                   18,506,039

INDUSTRIAL (2.8%)
   168,000   Chicago Bridge & Iron                  4,593,120
   148,500   United Rentals                         3,776,355*
                                                 ------------
                                                    8,369,475

INSURANCE (5.3%)
   111,500   Aetna Inc.                             4,814,570
    34,300   CIGNA Corp.                            4,512,851
   116,700   Endurance Specialty  Holdings          4,268,886
    47,700   PMI Group                              2,250,009
                                                 ------------
                                                   15,846,316

MACHINERY & EQUIPMENT (2.0%)
    91,000   Terex Corp.                            5,876,780*^^^

MANUFACTURING (2.7%)
    33,600   Eaton Corp.                            2,524,704
    51,900   Ingersoll-Rand                         2,030,847
     9,041   Mueller Water Products Class B           134,711*^^^
   110,700   Timken Co.                             3,230,226^^^
                                                 ------------
                                                    7,920,488

METALS (3.3%)
    86,300   Cleveland-Cliffs                       4,180,372
    46,800   Phelps Dodge                           5,602,896
                                                 ------------
                                                    9,783,268

OIL & GAS (10.0%)
    86,100   Canadian Natural Resources             4,583,103
   136,500   Denbury Resources                      3,793,335*
    56,500   Noble Corp.                            4,302,475
    75,300   Quicksilver Resources                  2,755,227*^^^
    88,100   Southwestern Energy                    3,087,905*
    33,400   Sunoco, Inc.                           2,082,824
   182,965   Talisman Energy                        3,108,575
   115,900   Williams Cos.                          3,027,308
    62,976   XTO Energy                             2,963,021
                                                 ------------
                                                   29,703,773

OIL SERVICES (1.9%)
    72,400   Oceaneering International              2,874,280*^^^
    88,300   Oil States International               2,845,909*
                                                 ------------
                                                    5,720,189

PHARMACEUTICAL (2.8%)
   100,700   Endo Pharmaceuticals Holdings          2,777,306*
    87,300   Shire PLC ADR                          5,391,648
                                                 ------------
                                                    8,168,954

NUMBER OF SHARES                                 MARKET VALUE+

REAL ESTATE (5.7%)
   136,600   Annaly Mortgage Management          $  1,900,106
    61,300   Colonial Properties Trust              2,873,744^^^
    44,800   Developers Diversified Realty          2,820,160
    60,500   First Industrial Realty Trust          2,836,845
    98,700   iStar Financial                        4,719,834^^^
    35,100   Ryland Group                           1,917,162^^^
                                                 ------------
                                                   17,067,851

RETAIL (4.6%)
   108,800   Aeropostale, Inc.                      3,358,656*
   167,100   Circuit City Stores                    3,171,558
   155,600   Hot Topic                              2,075,704*^^^
    51,300   Ross Stores                            1,503,090
   129,500   TJX Cos.                               3,693,340
                                                 ------------
                                                   13,802,348

SEMICONDUCTORS (1.7%)
   104,600   Avnet, Inc.                            2,670,438*
    65,300   International Rectifier                2,516,009*
                                                 ------------
                                                    5,186,447

SOFTWARE (3.5%)
   170,400   Activision, Inc.                       2,937,696*
   138,900   Check Point Software Technologies      3,044,688*^^^
    31,700   McAfee Inc.                              899,646*
   193,700   Take-Two Interactive Software          3,440,112*^^^
                                                 ------------
                                                   10,322,142

TECHNOLOGY (1.6%)
    65,100   Lexmark International Group            4,765,320*

TRANSPORTATION (1.2%)
    63,000   Frontline Ltd. ADR                     2,006,550^^^
    67,600   Ship Finance International             1,606,176^^^
                                                 ------------
                                                    3,612,726

UTILITIES (2.4%)
    47,700   National Fuel Gas                      1,838,358^^^
    97,300   TXU Corp.                              5,274,633
                                                 ------------
                                                    7,112,991

UTILITIES, ELECTRIC & GAS (0.9%)
    56,500   Edison International                   2,569,620

TOTAL COMMON STOCKS
(COST $236,449,065)                               277,434,159
                                                 ------------

SHORT-TERM INVESTMENTS (26.5%)
21,372,838   Neuberger Berman
                Prime Money Fund
                Trust Class                        21,372,838@
57,640,741   Neuberger Berman
                Securities Lending
                Quality Fund, LLC                  57,640,741+++
                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(COST $79,013,579)                                 79,013,579#
                                                 ------------

TOTAL INVESTMENTS (119.7%)
(COST $315,462,644)                              $356,447,738##

Liabilities, less cash, receivables
   and other assets [(19.7%)]                     (58,687,055)
                                                 ------------
TOTAL NET ASSETS (100.0%)                        $297,760,683
                                                 ------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $316,027,976. Gross unrealized appreciation of investments was $47,611,847 and gross unrealized depreciation of investments was $7,192,085, resulting in net unrealized appreciation of $40,419,762, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

^^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                            REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                 PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE
      SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                  $277,434,159
   Affiliated issuers                                                      79,013,579
-------------------------------------------------------------------------------------
                                                                          356,447,738
   Dividends and interest receivable                                          303,093
   Receivable for securities sold                                             133,060
   Receivable for Fund shares sold                                            517,630
   Receivable for securities lending income (Note A)                          239,440
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                              357,640,961
-------------------------------------------------------------------------------------
LIABILITIES
   Due to custodian                                                           121,092
   Payable for collateral on securities loaned (Note A)                    57,640,741
   Payable for securities purchased                                           444,087
   Payable for Fund shares redeemed                                         1,163,239
   Payable to investment manager--net (Notes A & B)                           136,188
   Payable for securities lending fees (Note A)                               228,509
   Payable to administrator--net (Note B)                                      85,335
   Accrued expenses and other payables                                         61,087
-------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          59,880,278
-------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $297,760,683
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                       $246,026,697
   Undistributed net investment income (loss)                               1,575,992
   Accumulated net realized gains (losses) on investments                   9,172,948
   Net unrealized appreciation (depreciation) in value of investments      40,985,046
-------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $297,760,683
-------------------------------------------------------------------------------------
NET ASSETS
   Class I                                                               $242,035,157
   Class S                                                                 55,725,526
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Class I                                                                 14,927,154
   Class S                                                                  3,212,456
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                               $      16.21
   Class S                                                                      17.35
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                  $ 55,608,915
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                  $236,449,065
   Affiliated issuers                                                      79,013,579
-------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                $315,462,644
-------------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                           REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                    $ 3,863,044
Income from securities loaned--net (Note F)                                  223,554
Income from investments in affiliated issuers (Note F)                       323,365
Foreign taxes withheld                                                       (17,848)
-------------------------------------------------------------------------------------
Total income                                                               4,392,115
-------------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Notes A & B)                                   1,377,324
Administration fees (Note B):
   Class I                                                                   698,304
   Class S                                                                    53,025
Distribution fees (Note B):
   Class S                                                                    44,106
Audit fees                                                                    38,426
Custodian fees (Note B)                                                      124,325
Insurance expense                                                              9,829
Legal fees                                                                    41,522
Reimbursement of expenses previously assumed by administrator (Note B)           954
Shareholder reports                                                           35,283
Trustees' fees and expenses                                                   27,574
Miscellaneous                                                                  4,522
-------------------------------------------------------------------------------------
Total expenses                                                             2,455,194
Investment management fees waived (Note A)                                    (5,321)
Expenses reduced by custodian fee expense offset and commission
recapture arrangements (Note B)                                              (17,645)
-------------------------------------------------------------------------------------
Total net expenses                                                         2,432,228
-------------------------------------------------------------------------------------
Net investment income (loss)                                               1,959,887
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
      Sales of investment securities of unaffiliated issuers               9,233,962
      Foreign currency                                                           (75)
      -------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
      Unaffiliated investment securities                                  15,745,867
      Foreign currency                                                             8
      -------------------------------------------------------------------------------
Net gain (loss) on investments                                            24,979,762
-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $26,939,649
-------------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                            REGENCY PORTFOLIO
                                                                      ----------------------------
                                                                        YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                2006            2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                          $  1,959,887   $  1,041,307
Net realized gain (loss) on investments                                  9,233,887     14,853,598
Change in net unrealized appreciation (depreciation) of investments     15,745,875      6,805,836
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         26,939,649     22,700,741
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income
      Class I                                                             (936,105)      (169,457)
      Class S                                                             (104,852)            --
      --------------------------------------------------------------------------------------------
Net realized gain on investments
      Class I                                                          (12,977,691)   (12,491,613)
      Class S                                                           (1,453,614)            --
      --------------------------------------------------------------------------------------------
Total distributions to shareholders                                    (15,472,262)   (12,661,070)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold
      Class I                                                           35,031,862     71,029,331
      Class S                                                           52,186,110      4,811,142
Proceeds from reinvestment of dividends and distributions
      Class I                                                           13,913,796     12,661,070
      Class S                                                            1,558,466             --
Payments for shares redeemed
      Class I                                                          (37,749,543)   (11,528,085)
      Class S                                                           (3,964,618)      (238,465)
      --------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    60,976,073     76,734,993
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                   72,443,460     86,774,664
NET ASSETS:
Beginning of year                                                      225,317,223    138,542,559
--------------------------------------------------------------------------------------------------
End of year                                                           $297,760,683   $225,317,223
--------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year             $  1,575,992   $  1,040,234
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until April 29, 2005, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, corporate actions and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                             DISTRIBUTIONS PAID FROM:
                                     LONG-TERM
         ORDINARY INCOME           CAPITAL GAIN                  TOTAL
        2006        2005         2006         2005         2006         2005

     $2,742,890  $4,451,514  $12,729,372  $8,209,556   $15,472,262  $12,661,070

     As of December 31, 2006, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

     UNDISTRIBUTED  UNDISTRIBUTED    UNREALIZED         LOSS
       ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
        INCOME          GAIN       (DEPRECIATION)  AND DEFERRALS     TOTAL

       $3,253,489     $8,060,783     $40,419,714        $--       $51,733,986

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, and basis adjustments for REIT's and corporate actions.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of that Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Funds.

     Under the securities lending agreements arranged through eSeclending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $223,554, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $2,985,040 in income earned on cash collateral and guaranteed amounts (including approximately $2,539,958 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $2,761,486.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2006, management fees waived under this Arrangement amounted to $5,321 which are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2006, income earned under this Arrangement amounted to $323,365 which is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                            REIMBURSEMENT FROM
                                            MANAGEMENT FOR THE
                  EXPENSE                       YEAR ENDED
               LIMITATION(1)   EXPIRATION    DECEMBER 31, 2006

     CLASS I       1.50%        12/31/09            $--
     CLASS S       1.25%        12/31/15             --

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each respective class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2006, the Fund's Class S reimbursed Management $954 under this agreement. At December 31, 2006, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $17,019.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $626.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $160,451,877 and $129,906,363, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $396,388, of which Neuberger received $10, Lehman Brothers Inc. received $51,817, and other brokers received $344,561.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2006 and December 31, 2005 was as follows:

     FOR THE YEAR ENDED DECEMBER 31, 2006

                              SHARES
                             ISSUED ON
                           REINVESTMENT
                           OF DIVIDENDS
                 SHARES         AND          SHARES
                  SOLD     DISTRIBUTIONS    REDEEMED      TOTAL

     CLASS I   2,201,594      904,080      (2,408,435)    697,239
     CLASS S   3,066,582       94,624        (235,254)  2,925,952

     FOR THE PERIOD ENDED DECEMBER 31, 2005*

                              SHARES
                             ISSUED ON
                           REINVESTMENT
                           OF DIVIDENDS
                 SHARES         AND          SHARES
                  SOLD     DISTRIBUTIONS    REDEEMED      TOTAL

     CLASS I   4,719,428       895,408      (752,587)   4,862,249
     CLASS S     301,375            --       (14,871)     286,504

     * For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                       INCOME FROM
                                                                                                       INVESTMENTS
                                                                                                           IN
                              BALANCE OF       GROSS                     BALANCE OF                    AFFILIATED
                              SHARES HELD    PURCHASES       GROSS       SHARES HELD       VALUE         ISSUERS
                             DECEMBER 31,       AND        SALES AND    DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER              2005        ADDITIONS     REDUCTIONS       2006           2006       TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**             4,267,666     68,864,357    51,759,185    21,372,838     $21,372,838    $  323,365
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC ***    35,452,877    346,215,194   324,027,330    57,640,741      57,640,741     2,539,958
                                                                                        -----------    ----------
     TOTAL                                                                              $79,013,579    $2,863,323
                                                                                        -----------    ----------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     *** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS REGENCY PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

CLASS I                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                                2006      2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $ 15.50   $ 14.79   $ 12.09   $  8.90   $  9.97
                                                              -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .13       .09       .02       .01      (.00)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                1.55      1.59      2.68      3.18     (1.05)
                                                              -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                 1.68      1.68      2.70      3.19     (1.05)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.07)     (.01)     (.00)       --      (.01)
TAX RETURN OF CAPITAL                                              --        --        --        --      (.01)
NET CAPITAL GAINS                                                (.90)     (.96)       --        --        --
                                                              -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                                              (.97)     (.97)     (.00)       --      (.02)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 16.21   $ 15.50   $ 14.79   $ 12.09   $  8.90
                                                              -------   -------   -------   -------   -------
TOTAL RETURN++                                                 +11.17%   +12.00%   +22.36%   +35.84%   -10.56%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 242.0   $ 220.6   $ 138.5   $  59.9   $  29.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .96%     1.01%     1.04%     1.16%     1.28%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                      .95%     1.00%     1.02%     1.16%     1.28%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .80%      .56%      .19%      .07%     (.02)%
PORTFOLIO TURNOVER RATE                                            53%       83%       68%       55%       81%

See Notes to Financial Highlights

                                                                               PERIOD FROM
                                                               YEAR ENDED    APRIL 29, 2005^
                                                              DECEMBER 31,   TO DECEMBER 31,
                                                              ------------   ---------------
CLASS S                                                           2006             2005
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 16.56          $ 14.02
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                     .10              .08
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                  1.66             2.46
                                                                -------          -------
TOTAL FROM INVESTMENT OPERATIONS                                   1.76             2.54
                                                                -------          -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                              (.07)              --
NET CAPITAL GAINS                                                  (.90)              --
                                                                -------          -------
TOTAL DISTRIBUTIONS                                                (.97)              --
                                                                -------          -------
NET ASSET VALUE, END OF PERIOD                                  $ 17.35          $ 16.56
                                                                -------          -------
TOTAL RETURN++                                                   +10.94%          +18.12%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                         $  55.7          $   4.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                     1.23%            1.25%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                       1.23%            1.23%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .56%             .72%*
PORTFOLIO TURNOVER RATE                                              53%              83%**@@

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REGENCY PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                     PERIOD FROM
                                 APRIL 29, 2005^ TO
                                  DECEMBER 31, 2005

     REGENCY PORTFOLIO CLASS S          1.32%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                          YEAR ENDED DECEMBER 31,
                                                    2006   2005   2004   2003   2002
     REGENCY PORTFOLIO CLASS I                        --     --     --     --   1.23%
     REGENCY PORTFOLIO CLASS S                      1.22%    --     --     --     --

After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                  YEAR ENDED    PERIOD ENDED
                                 DECEMBER 31,   DECEMBER 31,   YEAR ENDED DECEMBER 31,
                                     2006          2005^^         2004       2003
     REGENCY PORTFOLIO CLASS I       0.95%         1.01%          1.02%      1.17%
     REGENCY PORTFOLIO CLASS S       1.23%         1.24%            --         --

^^ For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

@@ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year December 31, 2005.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regency Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Regency Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
                          POSITION AND                                              OVERSEEN BY
   NAME, AGE, AND        LENGTH OF TIME                                                 FUND        OTHER DIRECTORSHIPS HELD OUTSIDE
     ADDRESS(1)             SERVED(2)             PRINCIPAL OCCUPATION(S)(3)         TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)       Trustee since 2000   Consultant; formerly, Chairman, CDC          62        Independent Trustee or Director
                                            Investment Advisers (registered                        of three series of Oppenheimer
                                            investment adviser), 1993 to January                   Funds: Limited Term New York
                                            1999; formerly, President and Chief                    Municipal Fund, Rochester Fund
                                            Executive Officer, AMA Investment                      Municipals, and Oppenheimer
                                            Advisors, an affiliate of the                          Convertible Securities Fund since
                                            American Medical Association.                          1992.

Faith Colish (71)      Trustee since 1984   Counsel, Carter Ledyard & Milburn            62        Formerly, Director (1997 to 2003)
                                            LLP (law firm) since October 2002;                     and Advisory Director (2003 to
                                            formerly, Attorney-at-Law and                          2006), ABA Retirement Funds
                                            President, Faith Colish, A                             (formerly, American Bar
                                            Professional Corporation, 1980 to                      Retirement Association)
                                            2002.                                                  (not-for-profit membership
                                                                                                   corporation).

C. Anne Harvey (69)    Trustee since 1998   President, C.A. Harvey Associates            62        Formerly, President, Board of
                                            since October 2001; formerly,                          Associates to The National
                                            Director, AARP, 1978 to December                       Rehabilitation Hospital's Board
                                            2001.                                                  of Directors, 2001 to 2002;
                                                                                                   formerly, Member, Individual
                                                                                                   Investors Advisory Committee to
                                                                                                   the New York Stock Exchange Board
                                                                                                   of Directors, 1998 to June 2002.

Robert A. Kavesh (79)  Trustee since 2000   Marcus Nadler Professor Emeritus of          62        Formerly, Director, The Caring
                                            Finance and Economics, New York                        Community (not-for-profit);
                                            University Stern School of Business;                   formerly, Director, DEL
                                            formerly, Executive                                    Laboratories, Inc. (cosmetics and
                                            Secretary-Treasurer, American                          pharmaceuticals), 1978 to 2004;
                                            Finance Association, 1961 to 1979.                     formerly, Director, Apple Bank
                                                                                                   for Savings, 1979 to 1990;
                                                                                                   formerly, Director, Western
                                                                                                   Pacific Industries, Inc., 1972 to
                                                                                                   1986 (public company).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
                          POSITION AND                                              OVERSEEN BY
   NAME, AGE, AND         LENGTH OF TIME                                               FUND         OTHER DIRECTORSHIPS HELD OUTSIDE
     ADDRESS(1)             SERVED(2)             PRINCIPAL OCCUPATION(S)(3)         TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)  Trustee since 1999   Retired; formerly, Vice President            62        Director, Webfinancial
                                            and General Counsel, WHX Corporation                   Corporation (holding company)
                                            (holding company), 1993 to 2001.                       since December 2002; formerly,
                                                                                                   Director WHX Corporation (holding
                                                                                                   company), January 2002 to June
                                                                                                   2005; formerly, Director, State
                                                                                                   Theatre of New Jersey
                                                                                                   (not-for-profit theater), 2000 to
                                                                                                   2005.

Edward I.O'Brien (78)  Trustee since 2000   Formerly, Member, Investment Policy          62        Director, Legg Mason, Inc.
                                            Committee, Edward Jones, 1993 to                       (financial services holding
                                            2001; President, Securities Industry                   company) since 1993; formerly,
                                            Association ("SIA") (securities                        Director, Boston Financial Group
                                            industry's representative in                           (real estate and tax shelters),
                                            government relations and regulatory                    1993 to 1999.
                                            matters at the federal and state
                                            levels), 1974 to 1992; Adviser to
                                            SIA, November 1992 to November 1993.

William E. Rulon (74)  Trustee since 2000   Retired; formerly, Senior Vice               62        Formerly, Director, Pro-Kids Golf
                                            President, Foodmaker, Inc. (operator                   and Learning Academy (teach golf
                                            and franchiser of restaurants) until                   and computer usage to "at risk"
                                            January 1997.                                          children), 1998 to 2006;
                                                                                                   formerly, Director, Prandium,
                                                                                                   Inc. (restaurants), March 2001 to
                                                                                                   July 2002.

Cornelius T.Ryan (75)  Trustee since 2000   Founding General Partner, Oxford             62        None.
                                            Partners and Oxford Bioscience
                                            Partners (venture capital investing)
                                            and President, Oxford Venture
                                            Corporation since 1981.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
                          POSITION AND                                              OVERSEEN BY
   NAME, AGE, AND        LENGTH OF TIME                                                FUND         OTHER DIRECTORSHIPS HELD OUTSIDE
     ADDRESS(1)             SERVED(2)             PRINCIPAL OCCUPATION(S)(3)         TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)       Trustee since        General Partner, Seip Investments LP         62        Director, H&R Block, Inc.
                       2000; Lead           (a private investment partnership);                    (financial services company)
                       Independent          formerly, President and CEO,                           since May 2001; Director, America
                       Trustee beginning    Westaff, Inc. (temporary staffing),                    One Foundation since 1998;
                       2006                 May 2001 to January 2002; formerly,                    formerly, Director, Forward
                                            Senior Executive at the Charles                        Management, Inc. (asset
                                            Schwab Corporation, 1983 to 1998,                      management company), 1999 to
                                            including Chief Executive Officer,                     2006; formerly Director, E-Bay
                                            Charles Schwab Investment                              Zoological Society, 1999 to 2003;
                                            Management, Inc. and Trustee, Schwab                   formerly, Director, General Magic
                                            Family of Funds and Schwab                             (voice recognition software),
                                            Investments, 1997 to 1998, and                         2001 to 2002; formerly, Director,
                                            Executive Vice President-Retail                        E-Finance Corporation (credit
                                            Brokerage, Charles Schwab & Co.,                       decisioning services), 1999 to
                                            Inc., 1994 to 1997.                                    2003; formerly, Director,
                                                                                                   Save-Daily.com (micro investing
                                                                                                   services), 1999 to 2003.

Candace L.Straight     Trustee since 1999   Private investor and consultant              62        Director, Montpelier Re
   (59)                                     specializing in the insurance                          (reinsurance company) since 2006;
                                            industry; formerly, Advisory                           Director, National Atlantic
                                            Director, Securitas Capital LLC (a                     Holdings Corporation (property
                                            global private equity investment                       and casualty insurance company)
                                            firm dedicated to making investments                   since 2004; Director, The
                                            in the insurance sector), 1998 to                      Proformance Insurance Company
                                            December 2003.                                         (property and casualty insurance
                                                                                                   company) since March 2004;
                                                                                                   formerly, Director, Providence
                                                                                                   Washington Insurance Company
                                                                                                   (property and casualty insurance
                                                                                                   company), December 1998 to March
                                                                                                   2006; formerly, Director, Summit
                                                                                                   Global Partners (insurance
                                                                                                   brokerage firm), 2000 to 2005.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                               LENGTH OF                                        OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)       FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for                   62          None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life Insurance
                                             Company, April 1995 to August
                                             1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President and           62          Director, Dale Carnegie and
                            Trustee since    Chief Investment Officer,                          Associates, Inc. (private company)
                            2002             Neuberger Berman Inc. (holding                     since 1998; Director, Solbright,
                                             company) since 2002 and 2003,                      Inc. (private company) since 1998.
                                             respectively; Managing
                                             Director and Chief Investment
                                             Officer, Neuberger since
                                             December 2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002 to
                                             2005; Director and Chairman,
                                             Management since December
                                             2002; formerly, Executive Vice
                                             President, Citigroup
                                             Investments, Inc., September
                                             1995 to February 2002;
                                             formerly, Executive Vice
                                             President, Citigroup Inc.,
                                             September 1995 to February
                                             2002.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                               LENGTH OF                                        OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS(1)   TIME SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     FUND TRUSTEE(4)      FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,               62         Director and Vice President,
                            the Board,       Neuberger Berman Inc. (holding                     Neuberger & Berman Agency, Inc.
                            Chief            company) since 1999; Head of                       since 2000; formerly, Director,
                            Executive        Neuberger Berman Inc.'s Mutual                     Neuberger Berman Inc. (holding
                            Officer and      Funds Business (since 1999)                        company), October 1999 to March
                            Trustee since    and Institutional Business                         2003; Trustee, Frost Valley YMCA;
                            2000;            (1999 to October 2005);                            Trustee, College of Wooster.
                            President and    responsible for Managed
                            Chief            Accounts Business and
                            Executive        intermediary distribution
                            Officer, 1999    since October 1999; President
                            to 2000          and Director, Management since
                                             1999; Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999 to
                                             December 2005; formerly,
                                             Principal, Neuberger, 1997 to
                                             1999; formerly, Senior Vice
                                             President, Management, 1996 to
                                             1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering      Senior Vice President, Neuberger since
                            Compliance Officer since   2006; Deputy General Counsel, Neuberger
                            2002                       since 2004; formerly, Vice President,
                                                       Neuberger, 2000 to 2006; formerly,
                                                       Associate General Counsel, Neuberger,
                                                       1999 to 2004; Anti-Money Laundering
                                                       Compliance Officer, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (seven since 2002,
                                                       three since 2003, four since 2004, one
                                                       since 2005 and one since 2006) and one
                                                       registered investment company for which
                                                       Lehman Brothers Asset Management Inc.
                                                       acts as investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer        Vice President, Neuberger since 2006;
                            since 2005                 Employee, Management since 1997;
                                                       Assistant Treasurer, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (fifteen since 2005
                                                       and one since 2006) and one registered
                                                       investment company for which Lehman
                                                       Brothers Asset Management Inc. acts as
                                                       investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985       Senior Vice President, Neuberger since
                                                       2007; Vice President-Mutual Fund Board
                                                       Relations, Management since 2000 and
                                                       Assistant Secretary since 2004;
                                                       formerly, Vice President, Neuberger 2002
                                                       to 2007 and Employee since 1999;
                                                       Secretary, sixteen registered investment
                                                       companies for which Management acts as
                                                       investment manager and administrator
                                                       (three since 1985, four since 2002,
                                                       three since 2003, four since 2004, one
                                                       since 2005 and one since 2006) and one
                                                       registered investment company for which
                                                       Lehman Brothers Asset Management Inc.
                                                       acts as investment adviser (since 2006).

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since       Managing Director, Neuberger since 2007;
                            2000                       formerly, Senior Vice President,
                                                       Neuberger, 2003 to 2007; formerly, Vice
                                                       President, Neuberger, 1999 to 2003;
                                                       Senior Vice President, Management since
                                                       2000; Vice President, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (three since 2000,
                                                       four since 2002, three since 2003, four
                                                       since 2004, one since 2005 and one since
                                                       2006) and one registered investment
                                                       company for which Lehman Brothers Asset
                                                       Management Inc. acts as investment
                                                       adviser (since 2006).

Brian J. Gaffney (53)       Vice President since       Managing Director, Neuberger since 1999;
                            2000                       Senior Vice President, Management since
                                                       2000; Vice President, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (three since 2000,
                                                       four since 2002, three since 2003, four
                                                       since 2004, one since 2005 and one since
                                                       2006) and one registered investment
                                                       company for which Lehman Brothers Asset
                                                       Management Inc. acts as investment
                                                       adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer        Senior Vice President, Neuberger since
                            since 2005 (only for       2002; Deputy General Counsel and
                            purposes of sections 307   Assistant Secretary, Neuberger since
                            and 406 of the             2001; formerly, Vice President,
                            Sarbanes-Oxley Act of      Neuberger, 2001 to 2002; formerly,
                            2002)                      Associate General Counsel, Neuberger,
                                                       2001; Secretary and General Counsel,
                                                       Management since 2004; Chief Legal
                                                       Officer (only for purposes of sections
                                                       307 and 406 of the Sarbanes-Oxley Act of
                                                       2002), sixteen registered investment
                                                       companies for which Management acts as
                                                       investment manager and administrator
                                                       (fifteen since 2005 and one since 2006)
                                                       and one registered investment company
                                                       for which Lehman Brothers Asset
                                                       Management Inc. acts as investment
                                                       adviser (since 2006).

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary        Assistant Vice President, Neuberger
                            since 2002                 since 2007 and Employee since 1999;
                                                       Assistant Secretary, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (seven since 2002,
                                                       three since 2003, four since 2004, one
                                                       since 2005 and one since 2006) and one
                                                       registered investment company for which
                                                       Lehman Brothers Asset Management Inc.
                                                       acts as investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary        Employee, Neuberger since 1999;
                            since 2003                 Assistant Secretary, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (ten since 2003, four
                                                       since 2004, one since 2005 and one since
                                                       2006) and one registered investment
                                                       company for which Lehman Brothers Asset
                                                       Management Inc. acts as investment
                                                       adviser (since 2006).

John M. McGovern (37)       Treasurer and Principal    Senior Vice President, Neuberger since
                            Financial and Accounting   2007; formerly, Vice President,
                            Officer since 2005;        Neuberger, 2004 to 2007; Employee,
                            prior thereto, Assistant   Management since 1993; Treasurer and
                            Treasurer since 2002       Principal Financial and Accounting
                                                       Officer, sixteen registered investment
                                                       companies for which Management acts as
                                                       investment manager and administrator
                                                       (fifteen since 2005 and one since 2006)
                                                       and one registered investment company
                                                       for which Lehman Brothers Asset
                                                       Management Inc. acts as investment
                                                       adviser (since 2006); formerly,
                                                       Assistant Treasurer, fifteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator, 2002 to 2005.

Frank Rosato (36)           Assistant Treasurer        Vice President, Neuberger since 2006;
                            since 2005                 Employee, Management since 1995;
                                                       Assistant Treasurer, sixteen registered
                                                       investment companies for which
                                                       Management acts as investment manager
                                                       and administrator (fifteen since 2005
                                                       and one since 2006) and one registered
                                                       investment company for which Lehman
                                                       Brothers Asset Management Inc. acts as
                                                       investment adviser (since 2006).

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)   LENGTH OF TIME SERVED(2)          PRINCIPAL OCCUPATION(S)(3)
-----------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President             Senior Vice President, Neuberger since
                            since 2000                 2003; formerly, Vice President,
                                                       Neuberger, 1999 to 2003; Vice President,
                                                       sixteen registered investment companies
                                                       for which Management acts as investment
                                                       manager and administrator (three since
                                                       2000, four since 2002, three since 2003,
                                                       four since 2004, one since 2005 and one
                                                       since 2006) and one registered
                                                       investment company for which Lehman
                                                       Brothers Asset Management Inc. acts as
                                                       investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer   Senior Vice President, Lehman Brothers
                            since 2005                 Inc. since 2007; formerly, Vice
                                                       President, Lehman Brothers Inc., 2003 to
                                                       2007; Chief Compliance Officer, sixteen
                                                       registered investment companies for
                                                       which Management acts as investment
                                                       manager and administrator (fifteen since
                                                       2005 and one since 2006) and one
                                                       registered investment company for which
                                                       Lehman Brothers Asset Management Inc.
                                                       acts as investment adviser (since 2005);
                                                       Chief Compliance Officer, Lehman
                                                       Brothers Asset Management Inc. since
                                                       2003; Chief Compliance Officer, Lehman
                                                       Brothers Alternative Investment
                                                       Management LLC since 2003; formerly,
                                                       Vice President, UBS Global Asset
                                                       Management (US) Inc. (formerly, Mitchell
                                                       Hutchins Asset Management, a
                                                       wholly-owned subsidiary of PaineWebber
                                                       Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS

67.87% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Regency Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to comparable funds and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable funds and separate account and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN

ADVISERS MANAGEMENT TRUST

SOCIALLY RESPONSIVE PORTFOLIO(R)

B1017 02/07

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

SOCIALLY RESPONSIVE PORTFOLIO MANAGERS' COMMENTARY

Following the Federal Reserve's August decision to leave interest rates unchanged, stocks rallied, leading market indices to a strong close in 2006. The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio also performed well, keeping pace with the surging market during the fourth quarter. However, lagging returns earlier in the year resulted in a performance shortfall relative to the S&P 500 benchmark for all of 2006.

Investments in the Consumer Discretionary sector had the most positive impact on returns, led by cable television giant Comcast, international cable TV operator Liberty Global, and Toyota Motor. Industrial sector investments contributed to performance, with temporary help leader Manpower and conglomerate Danaher posting impressive gains. Financials sector investments, most notably State Street, Goldman Sachs, Citigroup and Bank of New York, also performed quite well. National Grid, our sole Utilities holding, excelled.

We experienced mixed results in the Health Care sector. Novo Nordisk, an innovative company focused on the treatment of diabetes, was a significant performance contributor while a decline in long-time portfolio favorite UnitedHealth Group detracted from returns. Collectively, the Portfolio's Health Care holdings delivered a positive return, but underperformed the S&P 500's sector component. All the managed care stocks came under pressure this summer, when investors became concerned about more competitive pricing. The decline in UnitedHealth was compounded by an investigation regarding back-dated options. While investigations are still underway, UnitedHealth has made senior level management changes and will have to restate past earnings. However, we believe that this will not have a significant financial impact on the company's business. Furthermore, we believe that investors' current concern over industry pricing is overblown and that the longer-term prospects for UnitedHealth remain compelling. With 40 million Americans uninsured and an aging population in need of care, we believe that the company's expertise in delivering high quality, cost effective health care will be a critical part of the solution to America's health care challenges.

Three technology stocks (Dell, National Instruments and Texas Instruments) were near the bottom of the year's performance rankings. Altera, another significant tech sector holding, also trailed index sector constituents. We eliminated our position in Dell around mid-year believing that its competitive advantages in the computer retailing business were eroding. We still have significant positions in National Instruments, Texas Instruments and Altera because of our belief that robust business fundamentals are likely to be the driver of investment returns in the year ahead.

Our commitment to natural gas exploration and production companies and limited exposure to the major integrated oils is largely responsible for lagging performance in the energy sector. More than a year's worth of unseasonably mild weather (two warm winters and a cool summer) has diminished demand for natural gas and restrained natural gas production company earnings. While near-term natural gas fundamentals may remain challenged if we continue to experience a mild North American winter, over the longer term, we believe owning companies such as Newfield Exploration and Cimarex Energy, both of which have excellent exploration records, makes good investment sense.

Over the last several years, we have seen a narrow market in which a handful of industry groups, most notably Energy, interest rate sensitive stocks such as real estate investment trusts (REITs), and high yielding utilities, produced the lion's share of market returns. As fundamentals evolved and valuations in these top-performing sectors began to exceed our comfort level, we gradually reduced our exposure to companies in these top-performing areas and increased our commitments to well-positioned businesses in underperforming sectors. Managing valuation risk and sector exposure by taking profits in winners and reallocating the proceeds to more fundamentally attractive opportunities in more reasonably valued sectors is an integral part of our investment discipline. Despite the fact that our portfolio companies have been executing well against their respective business plans, these decisions weighed on relative performance through the first three quarters of 2006, as recent years' market leaders continued to outperform. However, with investors displaying a renewed appreciation for strong business fundamentals and good relative value, our Portfolio fully participated in the fourth quarter rally. Going forward, if this trend continues, we believe the Portfolio's relative performance will continue to benefit.

In closing, we are long-term investors in quality businesses. Periodically, stock performance doesn't coincide with improving fundamentals. Over the longer term, however, we believe quality and value will be the cornerstone of superior investment performance.

Sincerely,


/s/ Arthur Moretti   /s/ Ingrid Dyott
-------------------------------------
   ARTHUR MORETTI AND INGRID DYOTT
        PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                      SOCIALLY            SOCIALLY
                     RESPONSIVE          RESPONSIVE
                 PORTFOLIO CLASS I   PORTFOLIO CLASS S   S&P 500(2)
1 YEAR                  13.70%               13.57%        15.78%
5 YEAR                   9.54%                9.51%         6.19%
LIFE OF FUND             7.18%                7.16%         3.52%
INCEPTION DATE     02/18/1999           05/01/2006

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.

COMPARISON OF A $10,000 INVESTMENT

                                     [CHART]

              Socially
             Responsive
              Portfolio
              Class I     S&P 500
2/18/1999     $10,000     $10,000
12/31/1999    $11,540     $12,146
12/31/2000    $11,355     $11,041
12/31/2001    $10,948     $ 9,729
12/31/2002    $ 9,333     $ 7,580
12/31/2003    $12,543     $ 9,753
12/31/2004    $14,208     $10,813
12/31/2005    $15,183     $11,344
12/31/2006    $17,263     $13,134

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive                                              5.5%
Banking & Financial                                     7.8
Business Services                                       2.7
Cable Systems                                           8.3
Consumer Discretionary                                  2.6
Consumer Staples                                        1.2
Energy                                                  2.0
Financial Services                                      7.7
Health Products & Services                              4.0
Industrial                                              6.6
Insurance                                               5.3
Life Science Tools & Supplies                           1.9
Media                                                   7.0
Oil & Gas                                               3.1
Pharmaceutical                                          6.6
Technology                                              3.5
Technology-Semiconductor                                9.6
Technology-Semiconductor Capital Equipment              3.1
Transportation                                          2.4
Utilities                                               3.9
Repurchase Agreements                                   5.9
Short-Term Investments                                  2.0
Liabilities, less cash, receivables and other assets   (2.7)

ENDNOTES

(1.) 13.70%, 9.54% and 7.18% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2006. For Class S, 13.57%, 9.51% and 7.16% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2006. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has higher expenses than Class S shares and correspondingly lower returns. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html.
     The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2.) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services fees and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about
                                                actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the
                                                period. Simply divide your account value by $1,000 (for
                                                example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid
                                                During the Period" to estimate the expenses you paid over
                                                the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of
                                                return at 5% per year before expenses. This return is not
                                                the fund's factual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You
                                                may use this information to compare the ongoing costs of
                                                investing in this fund versus other funds. To do so,
                                                compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the
                                                shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

EXPENSE INFORMATION AS OF 12/31/06 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

                                                      EXPENSES
                            BEGINNING     ENDING    PAID DURING
                             ACCOUNT      ACCOUNT   THE PERIOD*
                              VALUE        VALUE      7/1/06 -    EXPENSE
ACTUAL                       7/1/06      12/31/06     12/31/06     RATIO
-------------------------------------------------------------------------
Class I                     $1,000.00   $1,128.30      $5.12       .95%
Class S                     $1,000.00   $1,126.90      $6.19      1.15%

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------
Class I                     $1,000.00   $1,020.39      $4.86
Class S                     $1,000.00   $1,019.39      $5.88

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

NUMBER OF SHARES                                                MARKET VALUE+
COMMON STOCKS (94.8%)

AUTOMOTIVE (5.5%)
    178,225   BorgWarner, Inc.                                  $ 10,518,839
     67,500   Toyota Motor ADR                                     9,065,925
                                                                ------------
                                                                  19,584,764
BANKING & FINANCIAL (7.8%)
    353,750   Bank of New York                                    13,927,137
    200,775   State Street                                        13,540,266
                                                                ------------
                                                                  27,467,403
BUSINESS SERVICES (2.7%)
    126,930   Manpower Inc.                                        9,510,865

CABLE SYSTEMS (8.3%)
    294,325   Comcast Corp. Class A Special                       12,326,331*
    558,150   Liberty Global Class A                              16,270,072*
     29,866   Liberty Global Class C                                 836,248*
                                                                ------------
                                                                  29,432,651
CONSUMER DISCRETIONARY (2.6%)
    158,850   Target Corp.                                         9,062,393

CONSUMER STAPLES (1.2%)
     79,350  Costco Wholesale                                      4,195,235

ENERGY (2.0%)
    103,475   BP PLC ADR                                           6,943,173

FINANCIAL SERVICES (7.7%)
    265,200   Citigroup Inc.                                      14,771,640
    113,700   Freddie Mac                                          7,720,230
     24,725   Goldman Sachs Group                                  4,928,929
                                                                ------------
                                                                  27,420,799
HEALTH PRODUCTS & SERVICES (4.0%)
    266,250   UnitedHealth Group                                  14,305,613

INDUSTRIAL (6.6%)
     94,400   3M Co.                                               7,356,592
    223,285   Danaher Corp.                                       16,174,765^^
                                                                ------------
                                                                  23,531,357
INSURANCE (5.3%)
    186,675   Progressive Corp.                                    4,521,268
    359,300   Willis Group Holdings                               14,267,803
                                                                ------------
                                                                  18,789,071
LIFE SCIENCE TOOLS & SUPPLIES (1.9%)
    102,275   Millipore Corp.                                      6,811,515*

MEDIA (7.0%)
    334,300   E.W. Scripps                                        16,694,942
    369,575   Liberty Media Holding
                 Interactive Class A                               7,971,733*
                                                                ------------
                                                                  24,666,675
OIL & GAS (3.1%)
     74,200   Cimarex Energy                                       2,708,300
    180,275   Newfield Exploration                                 8,283,636*
                                                                ------------
                                                                  10,991,936
PHARMACEUTICAL (6.6%)
    213,375   Novartis AG ADR                                   $ 12,256,260
     18,275   Novo Nordisk A/S ADR                                 1,528,338
    115,150   Novo Nordisk A/S Class B                             9,591,077
                                                                ------------
                                                                  23,375,675
TECHNOLOGY (3.5%)
    456,875   National Instruments                                12,445,275

TECHNOLOGY--SEMICONDUCTOR (9.6%)
    893,250   Altera Corp.                                        17,579,160*
    571,150   Texas Instruments                                   16,449,120
                                                                ------------
                                                                  34,028,280
TECHNOLOGY--SEMICONDUCTOR
CAPITAL EQUIPMENT (3.1%)
    724,150   Teradyne, Inc.                                      10,833,284*

TRANSPORTATION (2.4%)
    199,525   Canadian National Railway                            8,585,561

UTILITIES (3.9%)
    321,600   National Grid                                        4,640,838
    126,379   National Grid ADR                                    9,177,643
                                                                ------------
                                                                  13,818,481
TOTAL COMMON STOCKS
(COST $297,292,441)                                              335,800,006
                                                                ------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS (5.9%)
$20,755,000   State Street Bank and Trust Co., Repurchase
                 Agreement, 4.95%, due 1/2/07, dated
                 12/29/06, Maturity Value $20,766,415,
                 Collateralized by $21,515,000 Fannie Mae,
                 4.25%, due 8/15/10 (Collateral Value
                 $21,380,316)
                 (COST $20,755,000)                               20,755,000#
                                                                ------------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (2.0%)
  7,125,001   Neuberger Berman Securities Lending Quality
                 Fund, LLC
                 (COST $7,125,001)                                 7,125,001#+++
                                                                ------------
TOTAL INVESTMENTS (102.7%)
(COST $325,172,442)                                              363,680,007##
Liabilities, less cash, receivables  and other
   assets [(2.7%)]                                                (9,482,967)
                                                                ------------
TOTAL NET ASSETS (100.0%)                                       $354,197,040
                                                                ------------

NOTES TO SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2006, the cost of investments for U.S. federal income tax purposes was $325,286,629. Gross unrealized appreciation of investments was $39,699,161 and gross unrealized depreciation of investments was $1,305,783, resulting in net unrealized appreciation of $38,393,378, based on cost for U.S. federal income tax purposes.

*    Security did not produce income during the last twelve months.

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                      SOCIALLY
                                                                     RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                            PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
      (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                             $356,555,006
   Affiliated issuers                                                  7,125,001
--------------------------------------------------------------------------------
                                                                     363,680,007
   Cash                                                                   23,000
   Foreign currency                                                       97,757
   Dividends and interest receivable                                     338,551
   Receivable for Fund shares sold                                     1,729,881
   Receivable for securities lending income (Note A)                      46,989
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         365,916,185
--------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                7,125,001
   Payable for securities purchased                                    3,889,176
   Payable for Fund shares redeemed                                      344,209
   Payable to investment manager (Note B)                                159,477
   Payable for securities lending fees (Note A)                           44,315
   Payable to administrator--net (Note B)                                101,743
   Accrued expenses and other payables                                    55,224
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     11,719,145
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $354,197,040
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                  $313,446,490
   Undistributed net investment income (loss)                            444,129
   Accumulated net realized gains (losses) on investments              1,794,906
   Net unrealized appreciation (depreciation) in value of
      investments                                                     38,511,515
--------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                 $354,197,040
--------------------------------------------------------------------------------
NET ASSETS
   Class I                                                          $262,593,312
   Class S                                                            91,603,728
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Class I                                                            15,717,334
   Class S                                                             5,488,046
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Class I                                                          $      16.71
   Class S                                                                 16.69
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                             $  6,881,800
*COST OF INVESTMENTS:
   Unaffiliated issuers                                             $318,047,441
   Affiliated issuers                                                  7,125,001
--------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                           $325,172,442
--------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                      $     94,120
--------------------------------------------------------------------------------

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2006

STATEMENT OF OPERATIONS

                                                                      SOCIALLY
                                                                     RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                           PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                               $ 1,973,523
Interest income--unaffiliated issuers                                   519,425
Income from securities loaned--net (Note F)                               7,136
Foreign taxes withheld                                                  (21,825)
--------------------------------------------------------------------------------
Total income                                                          2,478,259
--------------------------------------------------------------------------------
EXPENSES:
Investment management fees (Note B)                                     996,421
Administration fees (Note B):
   Class I                                                              398,996
   Class S                                                              144,507
Distribution fees (Note B):
   Class S                                                              120,503
Audit fees                                                               37,692
Custodian fees (Note B)                                                  92,366
Insurance expense                                                         2,188
Legal fees                                                               20,907
Shareholder reports                                                      31,003
Reimbursement of expenses previously assumed by administrator
   (Note B)                                                             123,662
Trustees' fees and expenses                                              27,520
--------------------------------------------------------------------------------
Miscellaneous                                                             2,221
--------------------------------------------------------------------------------
Total expenses                                                        1,997,986
Expenses reimbursed by administrator (Note B)                           (12,254)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                      (19,549)
--------------------------------------------------------------------------------
Total net expenses                                                    1,966,183
--------------------------------------------------------------------------------
Net investment income (loss)                                            512,076
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers             1,865,381
   Foreign currency                                                        (953)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                33,978,104
   Foreign currency                                                       4,078
   -----------------------------------------------------------------------------
Net gain (loss) on investments                                       35,846,610
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $36,358,686
--------------------------------------------------------------------------------

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS

                                                                      SOCIALLY RESPONSIVE PORTFOLIO
                                                                      -----------------------------
                                                                         YEAR ENDED DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                  2006           2005
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $    512,076   $   163,433
Net realized gain (loss) on investments                                    1,864,428     1,040,061
Change in net unrealized appreciation (depreciation) of investments       33,982,182     1,290,057
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           36,358,686     2,493,551
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
   Class I                                                                  (160,480)           --
Net realized gain on investments:
   Class I                                                                (1,139,467)      (93,682)
   ------------------------------------------------------------------------------------------------
Total distributions to shareholders                                       (1,299,947)      (93,682)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
   Class I                                                               198,991,772    34,817,259
   Class S                                                                 2,780,792            --
Proceeds from reinvestment of dividends and distributions:
   Class I                                                                 1,299,947        93,682
Proceeds issued in conjunction with acquisition:
   Class S                                                                85,051,806            --
Payments for shares redeemed:
   Class I                                                                (8,897,342)   (8,558,708)
   Class S                                                               (10,564,471)           --
---------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                     268,662,504    26,352,233
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                    303,721,243    28,752,102
NET ASSETS:
Beginning of year                                                         50,475,797    21,723,695
---------------------------------------------------------------------------------------------------
End of year                                                             $354,197,040   $50,475,797
---------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year               $    444,129   $   160,127
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2006 was $4,528.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                       DISTRIBUTIONS PAID FROM:
     ORDINARY INCOME    LONG-TERM CAPITAL GAIN            TOTAL
       2006     2005        2006        2005         2006       2005
     $201,369    $--     $1,098,578   $93,682     $1,299,947   $93,682

     As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                      UNDISTRIBUTED    UNREALIZED         LOSS
      UNDISTRIBUTED     LONG-TERM     APPRECIATION   CARRYFORWARDS
     ORDINARY INCOME       GAIN      (DEPRECIATION)  AND DEFERRALS     TOTAL
        $2,353,222         $--         $38,397,328        $--       $40,750,550

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

     Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Through this bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended December 31, 2006, the Fund received net income under the securities lending arrangements of approximately $7,136, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended December 31, 2006, "Income from securities loaned-net" consisted of approximately $166,783 in income earned on cash collateral and guaranteed amounts (including approximately $159,254 of interest income earned from the Quality Fund and $7,529 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $159,647 (including $0 retained by Neuberger).

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund's Class I.

     For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan, provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                 REIMBURSEMENT
                                            FROM MANAGEMENT FOR THE
                  EXPENSE                         YEAR ENDED
               LIMITATION(1)   EXPIRATION      DECEMBER 31, 2006
     CLASS I       1.30%        12/31/09                 --
     CLASS S       1.17%        12/31/09            $12,254

     (1) Expense limitation per annum of the respective class' average daily net assets.

     Each respective class has agreed to repay Management through December 31, 2012 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the year ended December 31, 2006, the Fund's Class I reimbursed Management $123,662. At December 31, 2006, the Fund's Class I shares had no contingent liability to Management under these agreements. At December 31, 2006, the Fund's Class S shares had a contingent liability of $12,254 which expires in 2009.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture agreement which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $19,007.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2006, the impact of this arrangement was a reduction of expenses of $542.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2006, there were purchase and sale transactions (excluding short-term securities) of $271,370,393 and $97,370,948, respectively.

     During the year ended December 31, 2006, brokerage commissions on securities transactions amounted to $434,416, of which Neuberger received $3,237, Lehman Brothers Inc. received $67,336, and other brokers received $363,843.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the period ended December 31, 2006 and the year ended December 31, 2005 was as follows:

                                                           FOR THE YEAR ENDED
                                                              DECEMBER 31,
     CLASS I                                               2006         2005
     SHARES SOLD                                        12,829,857    2,432,866
     SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND
        DISTRIBUTIONS                                       83,652        6,630
     SHARES REDEEMED                                      (581,378)    (607,213)
                                                        ----------    ---------
     TOTAL                                              12,332,131    1,832,283
                                                        ----------    ---------

                                                      FOR THE PERIOD ENDED
                                                       DECEMBER 31, 2006*
     CLASS S
     SHARES SOLD                                             391,252
     SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND
        DISTRIBUTIONS                                             --
     SHARES ISSUED IN CONJUNCTION WITH ACQUISITION         5,775,223
     SHARES REDEEMED                                        (678,429)
                                                           ---------
     TOTAL                                                 5,488,046
                                                           ---------

     * For the period from May 1, 2006 (Commencement of Operations) to December 31, 2006, for Class S.

     NOTE E--LINE OF CREDIT:

     At December 31, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at an overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2006. During the year ended December 31, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                    INCOME FROM
                            BALANCE OF       GROSS                   BALANCE OF                      INVESTMENTS
                            SHARES HELD    PURCHASES      GROSS      SHARES HELD       VALUE        IN AFFILIATED
                           DECEMBER 31,       AND       SALES AND   DECEMBER 31,   DECEMBER 31,   ISSUERS INCLUDED
     NAME OF ISSUER            2005        ADDITIONS   REDUCTIONS       2006           2006        IN TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**        --        40,658,500   33,533,499     7,125,001     $7,125,001        $159,254

     *    Affiliated issuers, as defined in the 1940 Act.

     ** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE G--REORGANIZATION:

     Pursuant to an Agreement and Plan of Reorganization, Socially Responsive Portfolio ("Surviving Fund") of Neuberger Berman Advisers Management Trust acquired all of the assets of Series S (Social Awareness Series) ("Acquired Fund") of SBL Fund in exchange for shares of common stock of Class S shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of the known liabilities of the Acquired Fund. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Surviving Fund at a Special Meeting held on February 21, 2006, and was also approved by Acquired Fund shareholders at a Special Meeting held on June 1, 2006. The reorganization qualified as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. The reorganization was accomplished by a tax-free exchange of 259,186 shares of Class S of the Surviving Fund (valued at $3,817,417) for 3,546,021 shares of Class S of the Acquired Fund (valued at $85,051,806) on June 16, 2006, at a conversion ratio of 1:1.628649. The reorganization resulted in the issuance of 5,775,223 shares of Class S of the Surviving Fund in exchange for the net assets of the Acquired Fund. The Surviving Fund total net assets prior to the reorganization were valued at $117,642,054 which was comprised of $113,824,637 of Class I shares and $3,817,417 of Class S shares. The Acquired Fund's aggregate net assets at that date ($85,051,806, including $3,822,998 of undistributed net realized gains and $3,318,507 of net unrealized appreciation) were combined with those of the Surviving Fund. Following the reorganization, the aggregate net assets of the Surviving Fund were $202,693,860, which was comprised of $113,824,637 of Class I shares and $88,869,223 of Class S shares.

     NOTE H--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission will permit investment companies to delay implementation of FIN 48 until June 29, 2007. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                          YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------
CLASS I                                                         2006     2005      2004      2003      2002
NET ASSET VALUE, BEGINNING OF YEAR                            $ 14.91   $13.99   $ 12.35   $  9.19   $ 10.78
                                                              -------   ------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                   .05      .08      (.00)     (.01)     (.01)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                1.98      .88      1.64      3.17     (1.58)
                                                              -------   ------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                 2.03      .96      1.64      3.16     (1.59)
                                                              -------   ------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                            (.03)      --        --        --        --
NET CAPITAL GAINS                                                (.20)    (.04)       --        --        --
                                                              -------   ------   -------   -------   -------
TOTAL DISTRIBUTIONS                                              (.23)    (.04)       --        --        --
                                                              -------   ------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 16.71   $14.91   $ 13.99   $ 12.35   $  9.19
                                                              -------   ------   -------   -------   -------
TOTAL RETURN++                                                 +13.70%   +6.86%   +13.28%   +34.39%   -14.75%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                         $ 262.6   $ 50.5   $  21.7   $   7.7   $   5.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                   1.07%    1.30%     1.31%     1.35%     1.52%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                     1.06%    1.29%     1.29%     1.34%     1.51%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS       .33%     .53%     (.03%)    (.08%)    (.07%)
PORTFOLIO TURNOVER RATE                                            56%      24%       21%       45%       38%

                                                                PERIOD FROM
                                                               MAY 1, 2006^
                                                              TO DECEMBER 31,
CLASS S                                                             2006
                                                              ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $15.59
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                     .02
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND
   UNREALIZED)                                                     1.08
                                                                 ------
TOTAL FROM INVESTMENT OPERATIONS                                   1.20
                                                                 ------
NET ASSET VALUE, END OF PERIOD                                   $16.69
                                                                 ------
TOTAL RETURN++                                                    +7.06%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                          $ 91.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                     1.17%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                       1.16%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         .16%*
PORTFOLIO TURNOVER RATE                                              56%@@

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                   YEAR ENDED DECEMBER 31,
                                             2006     2005   2004   2003   2002
     SOCIALLY RESPONSIVE PORTFOLIO CLASS I     --     1.33%  1.73%  2.30%  2.87%
     SOCIALLY RESPONSIVE PORTFOLIO CLASS S   1.18%(1)   --     --     --     --

     (1)  Period from May 1, 2006 to December 31, 2006.

     After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                              YEAR ENDED
                                             DECEMBER 31,
                                                 2006

     SOCIALLY RESPONSIVE PORTFOLIO CLASS I       0.97%

+++ Calculated based on the average number of shares outstanding during each fiscal period.

^    The date investment operations commenced.

@@ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 2007

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND                OTHER DIRECTORSHIPS HELD
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)       OUTSIDE FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (77)            Trustee since    Consultant; formerly,              62        Independent Trustee or Director of three
                            2000             Chairman, CDC Investment                     series of Oppenheimer Funds: Limited Term
                                             Advisers (registered                         New York Municipal Fund, Rochester Fund
                                             investment adviser), 1993                    Municipals, and Oppenheimer Convertible
                                             to January 1999; formerly,                   Securities Fund since 1992.
                                             President and Chief
                                             Executive Officer, AMA
                                             Investment Advisors, an
                                             affiliate of the American
                                             Medical Association.

Faith Colish (71)           Trustee since    Counsel, Carter Ledyard &          62        Advisory Director, ABA Retirement Funds
                            1984             Milburn LLP (law firm)                       (formerly, American Bar Retirement
                                             since October 2002;                          Association (ABRA)) since 1997
                                             formerly, Attorney-at-Law                    (not-for-profit membership association).
                                             and President, Faith
                                             Colish, A Professional
                                             Corporation, 1980 to 2002.

C. Anne Harvey (69)         Trustee since    President, C.A. Harvey             62        Formerly, President, Board of Associates
                            1998             Associates since October                     to The National Rehabilitation Hospital's
                                             2001; formerly, Director,                    Board of Directors, 2001 to 2002;
                                             AARP, 1978 to December                       formerly, Member, Individual Investors
                                             2001.                                        Advisory Committee to the New York Stock
                                                                                          Exchange Board of Directors, 1998 to June
                                                                                          2002.

Robert A. Kavesh (79)       Trustee since    Marcus Nadler Professor            62        Formerly, Director, The Caring Community
                            2000             Emeritus of Finance and                      (not-for-profit); formerly, Director, DEL
                                             Economics, New York                          Laboratories, Inc. (cosmetics and
                                             University Stern School of                   pharmaceuticals), 1978 to 2004; formerly,
                                             Business; formerly,                          Director, Apple Bank for Savings, 1979 to
                                             Executive                                    1990; formerly, Director, Western Pacific
                                             Secretary-Treasurer,                         Industries, Inc., 1972 to 1986 (public
                                             American Finance                             company).
                                             Association, 1961 to 1979.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND                OTHER DIRECTORSHIPS HELD
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)       OUTSIDE FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (70)       Trustee since    Retired; formerly, Vice            62        Director, Webfinancial Corporation
                            1999             President and General                        (holding company) since December 2002;
                                             Counsel, WHX Corporation                     formerly, Director WHX Corporation
                                             (holding company), 1993 to                   (holding company), January 2002 to June
                                             2001.                                        2005; formerly, Director, State Theatre of
                                                                                          New Jersey (not-for-profit theater), 2000
                                                                                          to 2005.

Edward I. O'Brien (78)      Trustee since    Formerly, Member,                  62        Director, Legg Mason, Inc. (financial
                            2000             Investment Policy                            services holding company) since 1993;
                                             Committee, Edward Jones,                     formerly, Director, Boston Financial Group
                                             1993 to 2001; President,                     (real estate and tax shelters), 1993 to
                                             Securities Industry                          1999.
                                             Association ("SIA")
                                             (securities industry's
                                             representative in
                                             government relations and
                                             regulatory matters at the
                                             federal and state levels),
                                             1974 to 1992; Adviser to
                                             SIA, November 1992 to
                                             November 1993.

William E. Rulon (74)       Trustee since    Retired; formerly, Senior          62        Formerly, Director, Pro-Kids Golf and
                            2000             Vice President, Foodmaker,                   Learning Academy (teach golf and computer
                                             Inc. (operator and                           usage to "at risk" children), 1998 to
                                             franchiser of restaurants)                   2006; formerly, Director, Prandium, Inc.
                                             until January 1997.                          (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (75)      Trustee since    Founding General Partner,          62        None.
                            2000             Oxford Partners and Oxford
                                             Bioscience Partners
                                             (venture capital
                                             investing) and President,
                                             Oxford Venture Corporation
                                             since 1981.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND                OTHER DIRECTORSHIPS HELD
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)       OUTSIDE FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (57)            Trustee since    General Partner, Seip              62        Director, H&R Block, Inc. (financial
                            2000; Lead       Investments LP (a private                    services company) since May 2001;
                            Independent      investment partnership);                     Director, America One Foundation since
                            Trustee          formerly, President and                      1998; formerly, Director, Forward
                            beginning        CEO, Westaff, Inc.                           Management, Inc. (asset management
                            2006             (temporary staffing), May                    company), 1999 to 2006; formerly Director,
                                             2001 to January 2002;                        E-Bay Zoological Society, 1999 to 2003;
                                             formerly, Senior Executive                   formerly, Director, General Magic (voice
                                             at the Charles Schwab                        recognition software), 2001 to 2002;
                                             Corporation, 1983 to 1998,                   formerly, Director, E-Finance Corporation
                                             including Chief Executive                    (credit decisioning services), 1999 to
                                             Officer, Charles Schwab                      2003; formerly, Director, Save-Daily.com
                                             Investment Management,                       (micro investing services), 1999 to 2003.
                                             Inc. and Trustee, Schwab
                                             Family of Funds and Schwab
                                             Investments, 1997 to 1998,
                                             and Executive Vice
                                             President-Retail
                                             Brokerage, Charles Schwab
                                             & Co., Inc., 1994 to 1997.

Candace L. Straight (59)    Trustee since    Private investor and               62        Director, Montpelier Re (reinsurance
                            1999             consultant specializing in                   company) since 2006; Director, National
                                             the insurance industry;                      Atlantic Holdings Corporation (property
                                             formerly, Advisory                           and casualty insurance company) since
                                             Director, Securitas                          2004; Director, The Proformance Insurance
                                             Capital LLC (a global                        Company (property and casualty insurance
                                             private equity investment                    company) since March 2004; formerly,
                                             firm dedicated to making                     Director, Providence Washington Insurance
                                             investments in the                           Company (property and casualty insurance
                                             insurance sector), 1998 to                   company), December 1998 to March 2006;
                                             December 2003.                               formerly, Director, Summit Global Partners
                                                                                          (insurance brokerage firm), 2000 to 2005.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND                OTHER DIRECTORSHIPS HELD
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)       OUTSIDE FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (62)         Trustee since    Regional Manager for               62        None.
                            1984             Mid-Southern Region, Ford
                                             Motor Credit Company since
                                             September 1997; formerly,
                                             President, Ford Life
                                             Insurance Company, April
                                             1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (66)        President and    Executive Vice President           62        Director, Dale Carnegie and Associates,
                            Trustee          and Chief Investment                         Inc. (private company) since 1998;
                            since 2002       Officer, Neuberger Berman                    Director, Solbright, Inc. (private
                                             Inc. (holding company)                       company) since 1998.
                                             since 2002 and 2003,
                                             respectively; Managing
                                             Director and Chief
                                             Investment Officer,
                                             Neuberger since December
                                             2005 and 2003,
                                             respectively; formerly,
                                             Executive Vice President,
                                             Neuberger, December 2002
                                             to 2005; Director and
                                             Chairman, Management since
                                             December 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Investments,
                                             Inc., September 1995 to
                                             February 2002; formerly,
                                             Executive Vice President,
                                             Citigroup Inc., September
                                             1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                           FUND COMPLEX
                             POSITION AND                                  OVERSEEN BY
                            LENGTH OF TIME                                     FUND                OTHER DIRECTORSHIPS HELD
NAME, AGE, AND ADDRESS(1)      SERVED(2)     PRINCIPAL OCCUPATION(S)(3)     TRUSTEE(4)       OUTSIDE FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (47)      Chairman of      Executive Vice President,          62        Director and Vice President, Neuberger &
                            the Board,       Neuberger Berman Inc.                        Berman Agency, Inc. since 2000; formerly,
                            Chief            (holding company) since                      Director, Neuberger Berman Inc. (holding
                            Executive        1999; Head of Neuberger                      company), October 1999 to March 2003;
                            Officer and      Berman Inc.'s Mutual Funds                   Trustee, Frost Valley YMCA; Trustee,
                            Trustee since    Business (since 1999) and                    College of Wooster.
                            2000;            Institutional Business
                            President and    (1999 to October 2005);
                            Chief            responsible for Managed
                            Executive        Accounts Business and
                            Officer,         intermediary distribution
                            1999 to 2000     since October 1999;
                                             President and Director,
                                             Management since 1999;
                                             Managing Director,
                                             Neuberger since 2005;
                                             formerly, Executive Vice
                                             President, Neuberger, 1999
                                             to December 2005;
                                             formerly, Principal,
                                             Neuberger, 1997 to 1999;
                                             formerly, Senior Vice
                                             President, Management,
                                             1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management and Neuberger.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)               PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering            Senior Vice President, Neuberger since 2006;
                            Compliance Officer since 2002    Deputy General Counsel, Neuberger since 2004;
                                                             formerly, Vice President, Neuberger, 2000 to
                                                             2006; formerly, Associate General Counsel,
                                                             Neuberger, 1999 to 2004; Anti-Money Laundering
                                                             Compliance Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (seven
                                                             since 2002, three since 2003, four since 2004,
                                                             one since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Michael J. Bradler (37)     Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1997; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Claudia A. Brandon (50)     Secretary since 1985             Senior Vice President, Neuberger since 2007;
                                                             Vice President-Mutual Fund Board Relations,
                                                             Management since 2000 and Assistant Secretary
                                                             since 2004; formerly, Vice President, Neuberger
                                                             2002 to 2007 and Employee since 1999;
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 1985, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)      PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since 2000        Managing Director, Neuberger since 2007;
                                                             formerly, Senior Vice President, Neuberger,
                                                             2003 to 2007; formerly, Vice President,
                                                             Neuberger, 1999 to 2003; Senior Vice President,
                                                             Management since 2000; Vice President, sixteen
                                                             registered investment companies for which
                                                             Management acts as investment manager and
                                                             administrator (three since 2000, four since
                                                             2002, three since 2003, four since 2004, one
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since 2000        Managing Director, Neuberger since 1999; Senior
                                                             Vice President, Management since 2000; Vice
                                                             President, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer since 2005   Senior Vice President, Neuberger since 2002;
                            (only for purposes of sections   Deputy General Counsel and Assistant Secretary,
                            307 and 406 of the               Neuberger since 2001; formerly, Vice President,
                            Sarbanes-Oxley Act of 2002)      Neuberger, 2001 to 2002; formerly, Associate
                                                             General Counsel, Neuberger, 2001; Secretary and
                                                             General Counsel, Management since 2004; Chief
                                                             Legal Officer (only for purposes of sections
                                                             307 and 406 of the Sarbanes-Oxley Act of 2002),
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                    POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary since 2002   Assistant Vice President, Neuberger since 2007
                                                             and Employee since 1999; Assistant Secretary,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (seven since 2002, three since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

Kevin Lyons (51)            Assistant Secretary since 2003   Employee, Neuberger since 1999; Assistant
                                                             Secretary, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (ten since
                                                             2003, four since 2004, one since 2005 and one
                                                             since 2006) and one registered investment
                                                             company for which Lehman Brothers Asset
                                                             Management Inc. acts as investment adviser
                                                             (since 2006).

John M. McGovern (37)       Treasurer and Principal          Senior Vice President, Neuberger since 2007;
                            Financial and Accounting         formerly, Vice President, Neuberger, 2004 to
                            Officer since 2005; prior        2007; Employee, Management since 1993;
                            thereto, Assistant Treasurer     Treasurer and Principal Financial and
                            since 2002                       Accounting Officer, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator
                                                             (fifteen since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2006); formerly,
                                                             Assistant Treasurer, fifteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator, 2002
                                                             to 2005.

Frank Rosato (36)           Assistant Treasurer since 2005   Vice President, Neuberger since 2006; Employee,
                                                             Management since 1995; Assistant Treasurer,
                                                             sixteen registered investment companies for
                                                             which Management acts as investment manager and
                                                             administrator (fifteen since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

                                   POSITION AND
NAME, AGE, AND ADDRESS(1)      LENGTH OF TIME SERVED(2)                 PRINCIPAL OCCUPATION(S)(3)
------------------------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since 2000        Senior Vice President, Neuberger since 2003;
                                                             formerly, Vice President, Neuberger, 1999 to
                                                             2003; Vice President, sixteen registered
                                                             investment companies for which Management acts
                                                             as investment manager and administrator (three
                                                             since 2000, four since 2002, three since 2003,
                                                             four since 2004, one since 2005 and one since
                                                             2006) and one registered investment company for
                                                             which Lehman Brothers Asset Management Inc.
                                                             acts as investment adviser (since 2006).

Chamaine Williams (36)      Chief Compliance Officer since   Senior Vice President, Lehman Brothers Inc.
                            2005                             since 2007; formerly, Vice President, Lehman
                                                             Brothers Inc., 2003 to 2007; Chief Compliance
                                                             Officer, sixteen registered investment
                                                             companies for which Management acts as
                                                             investment manager and administrator (fifteen
                                                             since 2005 and one since 2006) and one
                                                             registered investment company for which Lehman
                                                             Brothers Asset Management Inc. acts as
                                                             investment adviser (since 2005); Chief
                                                             Compliance Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief Compliance
                                                             Officer, Lehman Brothers Alternative Investment
                                                             Management LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset Management (US)
                                                             Inc. (formerly, Mitchell Hutchins Asset
                                                             Management, a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

NOTICE TO SHAREHOLDERS

47.65% of dividends distributed during the fiscal year ended December 31, 2006 qualifies for the dividend received deduction for corporate investors.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Socially Responsive Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits and losses historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board noted that the Fund's management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable separate accounts. The Board compared the fees charged to a comparable funds to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of any differences between the fees charged between the Fund and the comparable funds and determined that any differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ITEM 2.  CODE OF ETHICS

The Registrant's Board of Trustees ("Board") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). The Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has at least one audit committee financial expert, as defined by Item 3 of Form N-CSR, serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent trustee as defined by Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountants are listed below. Ernst & Young, LLP ("E&Y") served as the principal accountant for all series of the Registrant except the High Income Bond Portfolio. Tait, Weller & Baker ("Tait Weller") served as the principal accountant for the High Income Bond Portfolio.

For all series of the Registrant except High Income Bond Portfolio (provided by E&Y):

                                    2006                                   2005
                                    ----                                   ----
Audit Fees                       $315,500                               $320,000
Audit-Related Fees                      0                                  7,500
Tax Fees                           83,500                                 74,800
All Other Fees                          0                                      0

For the High Income Bond Portfolio (provided by Tait Weller):

                                     2006                                   2005
                                     ----                                   ----
Audit Fees                        $16,600                                $15,700
Audit-Related Fees                      0                                      0
Tax Fees                            2,700                                  2,700
All Other Fees                          0                                      0

Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e)(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Audit Committee the power to pre-approve services between meetings of the Audit Committee.

   (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountants for non-audit services rendered to the Registrant, its investment adviser, and any affiliates of its investment adviser that provide ongoing services to the Registrant were $209,500 and $247,750 respectively, for E&Y, and $2,700 and $2,700, respectively, for Tait Weller.

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, these services were considered by the Registrant's Audit Committee and found to be compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) A copy of the Code of Ethics is filed herewith.

         (2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

         (3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust





By:      /s/ Peter E. Sundman
         --------------------
         Peter E. Sundman
         Chief Executive Officer

Date: February 28, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:      /s/ Peter E. Sundman
         --------------------
         Peter E. Sundman
         Chief Executive Officer

Date: February 28, 2007



By:      /s/ John M. McGovern
         --------------------
         John M. McGovern
         Treasurer, Principal Financial
         and Accounting Officer

Date: February 28, 2007